UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-01597

STEWARD FUNDS, INC.

(Exact name of registrant as specified in charter)

3700 W. SAM HOUSTON PARKWAY SOUTH, SUITE 250, HOUSTON, TX 77042

(Address of principal executive offices)              (Zip Code)

CITI FUND SERVICES OHIO, INC., 4400 EASTON COMMONS, SUITE 200, COLUMBUS, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:  800-262-6631

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2018

Item 1. Reports to Stockholders.

CROSSMARKGLOBAL.COM
April 30, 2018

CROSSMARK STEWARD FUNDS

ANNUAL REPORT

Annual Report
Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward International Enhanced Index Fund
Steward Select Bond Fund
Steward Global Equity Income Fund
Steward Covered Call Income Fund
April 30, 2018

Dear Shareholder:

We are pleased to present the Steward Funds Annual Report for the year ended April 30, 2018. The Annual Report includes commentary on the Funds’ values-based screening process, as well as performance reviews and current strategy from the portfolio managers.

Steward Funds Offer Diversification to Your Portfolio

The asset allocation decision is one of the most important decisions an investor will make and the Steward Funds make it possible to achieve a diverse asset allocation for your investment portfolio. The Funds offer fixed income, large-cap equity, small/mid-cap equity, international equity, global equity income, and covered call income for your investing solutions.

The Steward Funds’ Values-Based Screens

Values-based screens are applied to all of the investments within the Steward Funds family. The Steward Funds seek to avoid investment in mature content and life ethics, as well as companies that are substantial producers of alcohol, gambling or tobacco. The Funds’ screening resource firm, Crossmark Consulting, LLC, has extensive experience in the values-based investing business and brings a wealth of knowledge of screening for investors.

The following details each of the Funds’ annual performance and strategies.

STEWARD LARGE CAP ENHANCED INDEX FUND

Fund Performance

For the year ended April 30, 2018, the Steward Large Cap Enhanced Index Fund returned 13.61% for the Class A shares and 13.93% for the Institutional Class shares. For comparison purposes, the return for the S&P 500 Index for the same period was 13.27%. The S&P Pure Index returns were 20.41% for the S&P 500 Pure Growth and 15.22% for the S&P 500 Pure Value index.

Factors Affecting Performance

The Fund’s blended-factor structure was altered in late June 2016 when the fund was shifted from a 60%, 25% and 15% weighting to a neutral 60%, 20% and 20% weighting among the large cap blend, value, and growth components, respectively. The neutral weighting was in place for the entirety of 2017 and through April 30, 2018. Performance for large capitalization stocks for the period was impacted by a very positive business climate after the November 2016 election of Donald Trump. The promise of tax cuts for business and less business-choking regulation boosted business and consumer confidence significantly. The S&P 500 Index started a record-breaking run that continued throughout 2017. Through year end the index posted a positive total return for 14 consecutive months setting a new record. The bull market came to a sudden halt in February as the major indexes all fell over 10% in a short period of time. The combination of higher interest rates, stretched valuations, political infighting and talk of a trade war conspired to completely change the character of the market. However, the world is still in a synchronized global expansion and that is historically positive for equity prices. Despite tightening by the Federal Reserve the economy posted strong numbers and strong corporate earnings. For all of 2018 corporate profits are likely to set a new record by a significant margin with help from corporate tax relief. The MarkitTM Purchasing Manager Indexes for both the manufacturing and services sectors were well above 50 during the year. A reading above 50 indicates an expanding economy.

The pure growth and pure value portions of the portfolio are style focused and when performance is combined for 2017 they outperformed their non-pure counterparts. As noted, Pure Growth gained 20.41% while Pure Value gained 15.22%, boosting overall fund performance.

Performance of the Fund can also be affected by the Fund’s values-based investment policies, which avoid investments in companies whose primary business is associated with alcohol, tobacco products, life ethics, gambling and mature content. For the twelve months ended April 30, 2018, the values-based investment policies had a net positive performance impact on the Fund. Companies such as General Electric (life ethics), down 49.82%, and Philip Morris (tobacco), down 23.06%, significantly underperformed the benchmark and added approximately 63 basis points to Fund performance. Compensating for a specific restricted industry or company whose total return deviates dramatically from the overall benchmark is extremely difficult regardless of its weight within that specific benchmark.

Current Strategy

The Fund is not a passively managed index Fund. The Fund’s strategy seeks to enhance its performance over that of its primary benchmark index by 1) changing the relative weighting in the Fund’s portfolio of growth versus value style securities and 2) utilizing computer-aided quantitative analysis of valuation, growth, dividend yield, industry and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based investment policies.

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

Fund Performance

For the year ended April 30, 2018, the Steward Small Mid-Cap Enhanced Index Fund returned 9.59% for the Class A shares and 9.87% for the Institutional Class shares. For comparison purposes, the return for the S&P 1000 Index for the same period was 10.70%. The S&P Pure Index component returns were 12.68% for the S&P 1000 Pure Growth and 7.15% for the S&P 1000 Pure Value index.

Factors Affecting Performance

The Fund’s blended-factor structure was altered in late June 2016 when the fund was shifted from a 60%, 25% and 15% weighting to a neutral 60%, 20% and 20% weighting among the small cap blend, value, and growth components, respectively. The neutral weighting was in place for the entirety of 2017 and through the end of April 2018. Performance for large-, small- and mid-capitalization stocks for the period was impacted by a very positive business climate after the November, 2016 election of Donald Trump. The promise of tax cuts for business and more pro-business regulation boosted business and consumer confidence significantly. The S&P 500 Index started a record-breaking run that continued throughout 2017. Through year-end the index posted a positive total return for 14 consecutive months, setting a new record. The S&P 1000 Index of smaller stocks followed a similar but bumpier, less consistent trajectory, posting a new all-time high in January, 2018. The bull market came to a sudden halt in February as the major indexes all fell over 10% in a short period of time. The combination of higher interest rates, stretched valuations, political infighting and talk of a trade war conspired to completely change the character of the market. However, the world is still in a synchronized global expansion and that is historically positive for equity prices. Despite tightening by the Federal Reserve, the economy posted strong numbers and strong corporate earnings. For all of 2018, corporate profits are likely to set a new record by a significant margin with help from corporate tax relief. The MarkitTM Purchasing Manager Indexes for both the manufacturing and services sectors were well above 50 during the fund’s fiscal year. A reading above 50 indicates an expanding economy.

The pure growth and pure value portions of the portfolio are style-focused and when performance is combined for the fiscal year ended 2017 they underperformed their non-pure counterparts lowering the fund’s performance slightly.

Performance of the Fund can also be affected by the Fund’s values-based investment policies, which avoid investments in companies whose primary business is associated with alcohol, tobacco products, life ethics, gambling and mature content. For the twelve months ended April 30, 2018, the values-based investment policies had a positive performance impact on the Fund. Companies such as MEDNAX, Inc. (life ethics) and Dave & Buster’s Entertainment, Inc. (alcohol) significantly underperformed the benchmark with losses of 23.94% and 33.62%, respectively. This boosted the fund’s performance. Compensating for a specific restricted industry or company whose total return deviates dramatically from the overall benchmark is extremely difficult regardless of its weight within that specific benchmark.

Current Strategy

The Fund is not a passively managed index Fund. The Fund’s strategy seeks to enhance its performance over that of its primary benchmark index by 1) changing the relative weighting in the Fund’s portfolio of growth versus value style securities and 2) utilizing computer-aided quantitative analysis of valuation, growth, dividend yield, industry and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based investment policies.

STEWARD INTERNATIONAL ENHANCED INDEX FUND

Fund Performance

For the year ended April 30, 2018, the Steward International Enhanced Index Fund returned 14.92% for the Class A shares and 15.29% for the Institutional Class shares. The return for the S&P ADR Index was 13.60%. The BLDRS Emerging Markets 50 ADR Index, used to represent the emerging markets component, returned 21.56% for the same period.

Factors Affecting Performance

For the fiscal year ended April 30, 2018, the Fund’s dual market structure of allocating a portion of the portfolio toward developed and emerging markets was allocated at 80% and 20%, respectively. This represents a tilt towards emerging markets. The Fund has maintained this allocation for the entire period. The emerging markets tilt significantly aided the fund’s performance over the period.

For the first three quarters of the year, world markets continued the rally that started with the surprise election of Donald Trump in the U.S. The U.S rallied strongly, setting multiple records through January 2018. The EAFE Index representing Europe, Australia and the Far East also rallied, making a multi-year high in January and the BLDERS Emerging Markets Index rallied and peaked in January, as well. Then the combination of rising valuations, rising interest rates, political dysfunction and talk of a trade war caused the equity markets to break hard to the downside. Markets mostly trended sideways through the end of April. Volatility, which had been dormant in 2017, also exploded to the upside. Despite all this, the major world economies appear to still be in a growth mode. Looking at the MarkitTM Purchasing Managers Indexes (PMIs) globally, most are above 50, which indicates an expanding economy. This is true for both manufacturing and service sector PMIs so we still appear to be in a globally synchronized expansion and this is typically positive for equities. Corporate earnings are also fairly robust. In the U.S., earnings are being boosted significantly by the newly-enacted tax cuts for corporations and elsewhere earnings are also growing, albeit at a somewhat slower pace. The biggest headwind is likely to be the U.S. administration’s stance on tariffs and a positive resolution of that issue would do a lot to help the investing climate.

The emerging markets component of the Fund outperformed the international developed markets during the period. Emerging market companies such as TAL Education Group and Alibaba Group Holding LTD. were among the chief factors with returns of 85.19 % and 54.58%, respectively.

Performance of the Fund can also be affected by the Fund’s values-based investment policies, which avoids investments in companies whose primary business is associated with alcohol, tobacco products, life ethics, gambling and mature content. For the year ended April 2018, the values-based investment policies had a positive performance impact of 159 basis points on the Fund. Companies such as Sanofi (Life Ethics) and British American Tobacco (Tobacco) substantially underperformed the benchmark with returns of -15.98% and -17.01%, respectively. Compensating for a specific restricted industry or company whose total return deviates dramatically from the overall benchmark is extremely difficult regardless of its weight within that specific benchmark.

Current Strategy

The Fund is not a passively managed index Fund. The Fund’s strategy seeks to enhance its performance over that of its primary benchmark index by 1) changing the relative weighting in the Fund’s portfolio of equity securities of developed market companies and of emerging market companies, 2) and utilizing computer-aided quantitative analysis of valuation, growth, dividend yield, industry and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based investment policies.

STEWARD SELECT BOND FUND

Market Overview

During the first few months of the year, the U.S. Treasury market held a pretty consistent range with the 10yr yield vacillating between 2.80% – 2.95% for 22 continuous trading sessions. Following higher wage numbers during the beginning of February, yields trended upward as the expectation of higher inflation became the dominant theme in the fixed income markets. A multi-year high of 3.03% was hit during April although yields have found their way back and are resting in the mid-2.90%s.

As the quarter wound down, additional uncertainties including tariff issues, a higher than expected dot plot from the Federal Reserve, new fiscal policy and an elevated LIBOR level combined with a large short position in the treasury market and repositioning due to quarter-end to push the U.S. 10yr treasury below its most recent range and break the 50 day moving average. Even with this move, the quarter came to a close with higher yields across the curve than where it started and we have continued to see the trend move towards 3.0% in the 10yr part of the curve.

With uncertainties remaining in the market and inflation appearing to slowly drift higher, we would anticipate that yields continue in the current upward trend. Although we are watching leading indicators as signs of a possible slowdown we see some evidence that the high levels of growth from last year may be taking pause such as in ISM manufacturing and PMI levels. We must also recognize that we are still at very high levels overall and may not have seen the full effects of tax reform, repatriation and stimulative fiscal policy feed through the market as of yet.

Fund Performance

For the year ended April 30, 2018, the Steward Select Bond Fund returned -0.82% for the Class A shares and -0.54% for the Institutional shares. For comparison purposes, the return for the Bloomberg Barclays Capital Intermediate US Aggregate Bond Index was -0.64% and the Bloomberg Barclays Capital US Government/Credit Bond Index was -0.30%. As yields move higher, market values decline and the shorter duration of the fund reduces its interest rate sensitivity and therefore serves as a positive for fund performance in rising rate environments. When looking at fixed income performance, the income component of performance typically serves as the larger driver as compared to the price component. With an elevated level of income within the fund as compared to the index, the performance benefits from this positioning.

Portfolio Strategy

Our 4-step investment process focuses on duration, yield curve, sector and security selection, combined with our outlook for the markets. We will maintain our current conservative positioning with a reduced exposure to the increased levels of volatility we have seen this year in combination with a higher level of income versus the Bloomberg Barclays Capital US Government/Credit Bond Index. This strategy will help to reduce market value fluctuations in a rising rate environment – an environment we anticipate will continue over the coming quarters, although not in a straight line as we move through this mid-term election year cycle.

In regards to allocation, we slightly increased the allocation to our government agency sector holdings where we can utilize unique structures such as floating rate notes, step coupons and call provisions to better position the portfolio for the coming quarters. We maintain our overweight to investment-grade corporates, which provides a strong level of income without having to dive down the credit curve in order to find yield. We do not anticipate a significant alteration to our current allocation until at such time we see signals of a market shift and would look for opportunistic trades to reposition the fund based on our consistent 4-step investment process.

Performance of the Fund can also be affected by the Fund’s faith based values investment policies which avoids investments in companies whose primary business is associated with alcohol, tobacco products, life ethics issues, gambling and mature content. Compensating for a specific restricted industry or company whose total return deviates dramatically from the overall Index is extremely difficult regardless of its weight within that Index.

STEWARD GLOBAL EQUITY INCOME FUND

Fund Performance

For the year ended April 30, 2018, the Steward Global Equity Income Fund returned 14.58% for the Class A shares and 14.96% for the Institutional Class shares. The return for the global market as represented by the S&P Global 1200 Index was 14.40%. The return for the S&P 500 Index for the same period was 13.27%. For dividend income comparison purposes, the MSCI World High Dividend Yield Index returned 9.11%.

Factors Affecting Performance

The U.S. economy appears to be maintaining its increased momentum as projected 2018 GDP growth is estimated to come in at 2.7%. Consumer spending numbers have been coming in weak but this is likely a result of some delays in tax refunds. The Federal Reserve has raised interest rates another 25 basis points in March which was widely anticipated and on the political front, the Trump administration has made a decision to levy tariffs on steel and aluminum imports. These tariffs exempt imports from Canada, the largest supplier of both metals, conditionally on NAFTA talks being completed. While the impact of these specific metals tariffs should only have a negligible economic drag impact, the broader implication is that these trade disputes could become more widespread. Global GDP growth moved higher last year posting the largest gain in seven years. This is reinforcing the view that global developed economies are growing in a synchronized manner. GDP estimates however for 2018 are showing slowing growth outside the U.S. The Eurozone, which in 2017 grew at 2.5%, is expected to slow to 2.3%. Japan managed to get to 1.7% growth in 2017 but is expected to slow to 1.3% growth in 2018. Overall however, global economic growth still appears to be resilient.

Company earnings as represented by the S&P 500 have come in higher than expected for Q4 2017 posting a robust growth rate of 15%. Earnings growth for the full year of 2017 was 11%, reflecting another upward revision. The sharp rebound of the energy sector led the way at 255%. Earnings estimates for 2018 are currently projected to be even stronger at 19%.

The Fund’s allocation at the end of the period was 61% U.S. and 39% international with Canada being the largest non-U.S. allocation at 11%. The largest relative positive contributor to performance for the year was led by Valero Energy Corp. +66% whose shares climbed on a temporary spike in gasoline prices and favorable price differentials between foreign and domestic crude oil including a boost in exports. Third quarter profit came in at more than $800 million despite Hurricane Harvey, which temporarily shut down five of its refineries. Shares of Raytheon Co. +34% have continued to rise substantially since the November 2016 presidential election. Increased spending by the Pentagon is the catalyst for the surge in the stock price and lawmakers have reached a deal in February on a long-term budget to support it. ResMed Inc. +42% shares soared following reported earnings that significantly outpaced consensus expectations. The company has achieved strong global revenue growth over the past few quarters on robust sales of sleep devices, respiratory care devices, mask systems and software solutions.

Holdings in the Fund that had negative relative performance included General Mills, Inc. –21%. The Minneapolis based packaged food company reported that a higher than expected increase in freight and commodity costs would diminish full-year profit to a larger degree than it had originally forecast. The company was moving to reduce costs by improving its distribution network and cutting costs globally to improve margins. EPR Properties –19% shares slid as funds from operations in the fourth quarter of 2017 came in below analyst estimates. The quarter was negatively impacted by write offs of rental revenue related to difficulties experienced by EPR tenant Children’s Learning Adventure USA, LLC. Overall however, the Global Equity Income strategy has performed extremely well for the fiscal year and will continue to implement its strategy of investing in dividend companies that have a solid track record of increasing payouts while providing the potential for long-term capital appreciation.

Performance of the Fund can also be affected by the Fund’s faith based values investment policies which avoids investments in companies whose primary business is associated with alcohol, tobacco products, life ethics issues, gambling and mature content. Compensating for a specific restricted industry or company whose total return deviates dramatically from the overall Index is extremely difficult regardless of its weight within that Index.

Current Strategy

The Fund’s strategy pursues its objective through the investment of dividend paying stocks that have demonstrated a higher yield and a favorable trend in dividend and earnings growth. In addition to domestic stocks, this strategy includes the ability to invest in international securities traded on U.S. market exchanges. As the international market’s share of the world’s total market capitalization continues to grow, the ability to access these markets becomes increasingly important.

The benefits of dividend paying stocks include lower volatility versus non-dividend payers and the overall market. Dividends are also an important indicator of corporate health. This encourages disciplined fiscal management where a change in policy to increase or decrease a dividend can signal corporate strength or distress. Unlike earnings, which can be affected by various accounting methods; dividends are transparent and cannot be manipulated. In addition, dividends have historically provided a major component of the stock market’s total return. The strategy provides income with capital appreciation while lowering overall risk. This is accomplished while adhering to the Fund’s faith based values investment policies.

STEWARD COVERED CALL INCOME FUND

Fund Performance

For the period December 14, 2017, to April 30, 2018, the Steward Covered Call Income Fund returned -0.54% for the Institutional Class shares. For comparison purposes, the S&P 500 Covered Call Index returned -0.27% for the same time period. The S&P 100 Index returned -0.98% for this time period as well. The Steward Covered Call Income Fund commenced operations on December 14, 2017.

Factors Affecting Performance

The markets picked up right where they left off in 2017, sprinting to more record highs in January before trailing off at the end of the month. The S&P 500 was up another 5.72% in January on top of the fourth quarter of 2017 that saw the S&P 500 up 6.64%. The broad based markets were off to the races again as investors continued to passively ignore news around the globe that more often than not affect the markets. Despite the continued success of the markets, the last week of January saw back-to-back declines that had been very uncommon. The Dow lost 540 points over a two-day span and up until January 29th the S&P

500 had enjoyed a record long streak without consecutive declines of 0.50%. The VIX index ran up to its highest level since August 2017 hitting close to 35. The pullback in the markets seemed to give investors a breather for the time being.

Volatility finally made an all-important appearance following historical low levels over the past few years, which caused widespread panic. The happiness surrounding the long bull-run in the markets was shattered by one piece of economic data. Annual wage growth jumped unexpectedly, igniting inflation fears and setting off a chain of events that eventually saw a 10% correction in the equity markets around the world. A rapid change in investor sentiment towards concerns over the Fed tightening monetary policy faster than previously anticipated played a role in the violent swings seen daily in the markets in February and March. All that the being said, the global economy continued to show growth, corporate earnings were still strong and the potential growth catalyst provided by the end of 2017 tax legislation had already shown signs of coming to fruition.

Risks of a trade war increased with more stocks benefitting from free trade than are likely to benefit from protectionist policies. Trade policy could very well be the biggest risk factor facing stocks in the near term, which was supported by the market volatility throughout the second half of March. Fed Chair Powell conducted his first Fed meeting and investors viewed the rhetoric as the Fed possibly raising rates more than the expected 3 times for the year. While trade wars and the Fed policy are legitimate concerns, it sure seemed like investors had more of a knee-jerk reaction as seen how the markets rebounded the last week of March. The positive momentum was a welcome relief after several weeks of wide ranging volatility throughout the markets.

Volatility is healthy for the markets and important for covered call strategies. The Covered Call Income team took advantage of the swings in volatility by strategically placing trades to enhance income in the Fund.

Performance of the Fund can also be affected by the Fund’s values-based investment policies, which avoid investments in companies whose primary business is associated with alcohol, tobacco products, life ethics, gambling and mature content. Compensating for a specific restricted industry or company whose total return deviates dramatically from the overall benchmark is extremely difficult regardless of its weight within that specific benchmark.

Current Strategy

The Fund’s principal investment strategy is to invest in a portfolio of large cap, dividend paying, equity securities that are listed on U.S. exchanges and to write (sell) covered call options on those securities with the overall goal of providing options premium income and lowering volatility of the Fund’s portfolio when compared to the broader uncovered large cap securities market.

We Thank You for Your Continued Investment in the Steward Funds

Your business is important to us. The current total net assets of the Funds has exceeded $1 billion. This growth would not have been possible without the many referrals that we have received from our existing clients, as well as your continued investment. For more information on the Steward Funds, we invite you to visit our website at www.crossmarkglobal.com or call us at 800-262-6631. We look forward to fulfilling your investment needs for many years to come.

Sincerely,

Michael L. Kern, III, CFA
President

Melville Cody
Senior Portfolio Manager

Zachary Wehner, JD
Portfolio Manager

Victoria Fernandez
Managing Director — Fixed Income Investments

John Wolf
Managing Director — Equity Investments

Paul Townsen
Managing Director

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Class A Shares of the Steward Large Cap Enhanced Index Fund* and the S&P 500 Index.** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2018

	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Large Cap Enhanced Index Fund – Class A	13.61%	12.13%	9.15%	0.82%
S&P 500 Index	13.27%	12.96%	9.02%	N/A
*	The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Large Cap Enhanced Index Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.
**	The Standard and Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market of 500 stocks representing all major industries.
‡	See the December 13, 2017 prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Class A Shares of the Steward Small-Mid Cap Enhanced Index Fund* and the S&P 1000 Index.** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2018

	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Small-Mid Cap Enhanced Index Fund – Class A	9.59%	11.55%	10.22%	0.87%
S&P 1000 Index	10.70%	12.41%	10.35%	N/A
*	The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Small-Mid Cap Enhanced Index Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.
**	The Standard and Poor’s 1000 Index is a capitalization-weighted index combining the Standard and Poor’s Mid Cap 400 Index and the Standard and Poor’s Small Cap 600 Index. Both indices represent stocks chosen for market size, liquidity and industry group representation.
‡	See the December 13, 2017 prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Class A Shares of the Steward International Enhanced Index Fund* and the S&P ADR Index.** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2018

	One Year	Five Year	Ten Year	Expense Ratio‡
Steward International Enhanced Index Fund – Class A	14.92%	3.47%	-0.03%	1.01%
S&P ADR Index	13.60%	4.44%	1.57%	N/A
*	The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward International Enhanced Index Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.
**	The Standard & Poor's ADR Index, the Fund’s designated broad-based index, is based on the non-U.S. stocks comprising the S&P Global 1200 Index. The index is made up of those companies from the S&P Global 1200 Index that offer either Level II or Level III ADRs, global shares or ordinary shares in the case of Canadian equities. The index was developed with a base value of 1000 on December 31, 1997.
‡	See the December 13, 2017 prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Class A Shares of the Select Bond Fund* and the Bloomberg Barclays Capital Intermediate US Aggregate Bond Index** and the Bloomberg Barclays Capital US Government/Credit Bond Index.*** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2018

	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Select Bond Fund – Class A	-0.82%	0.48%	2.21%	0.95%
Bloomberg Barclays Capital Intermediate US Aggregate Bond Index	-0.64%	1.22%	3.15%	N/A
Bloomberg Barclays Capital US Government/Credit Bond Index	-0.30%	1.41%	3.62%	N/A
*	The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Select Bond Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.
**	The Bloomberg Barclays Capital Intermediate US Aggregate Bond Index represents the segment of the Bloomberg Barclays Aggregate Bond Index that has an average maturity and duration in the intermediate range.
‡	See the December 13, 2017 prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Class A Shares of the Steward Global Equity Income Fund*, the S&P 500 Index** and the S&P Global 1200 Index.*** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2018

	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Global Equity Income Fund – Class A	14.58%	10.19%	7.31%	0.99%
S&P 500 Index	13.27%	12.96%	9.02%	N/A
S&P Global 1200 Index	14.40%	9.96%	6.07%	N/A
*	The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Global Equity Income Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.
**	The Standard and Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market of 500 stocks representing all major industries.
***	The Standard & Poor’s Global 1200 Index is a global index of 1200 stocks comprised of the following seven S&P regional indices: S&P 500 Index (United States), S&P Europe 350 Index (Europe), S&P/TOPIX 150 Index (Japan), S&P/TSX 60 Index (Canada), S&P/ASX All Australia 50 Index (Australia), S&P Asia 50C Index (Asia Ex-Japan) and the S&P Latin America 40 Index (Latin America). Beginning April 1, 2009, the S&P Global 1200 Index is the Fund’s secondary index.
‡	See the December 13, 2017 prospectus for details.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD LARGE CAP ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward Large Cap Enhanced Index Fund investments by Industry.

Industry Diversification	Percent*
Banks	6.1%
Software	6.0
Oil, Gas & Consumable Fuels	4.9
Semiconductors & Semiconductor Equipment	4.9
Insurance	4.7
IT Services	4.6
Health Care Equipment & Supplies	4.4
Internet Software & Services	4.0
Capital Markets	3.8
Health Care Providers & Services	3.8
Technology Hardware, Storage & Peripherals	3.6
Equity Real Estate Investment Trusts	2.8
Biotechnology	2.6
Aerospace & Defense	2.5
Specialty Retail	2.4
Food & Staples Retailing	2.1
Chemicals	2.0
Hotels, Restaurants & Leisure	1.9
Diversified Telecommunication Services	1.8
Diversified Financial Services	1.8
Multiline Retail	1.7
Media	1.5
Electric Utilities	1.5
Beverages	1.4
Food Products	1.4
Energy Equipment & Services	1.3
Pharmaceuticals	1.2
Household Durables	1.1
Life Sciences Tools & Services	1.1
Machinery	1.1
Household Products	1.0
Communications Equipment	1.0

Industry Diversification	Percent*
Money Market Funds	1.0%
Multi-Utilities	0.9
Electronic Equipment, Instruments & Components	0.9
Industrial Conglomerates	0.9
Consumer Finance	0.9
Automobiles	0.9
Textiles, Apparel & Luxury Goods	0.8
Airlines	0.8
Construction & Engineering	0.7
Road & Rail	0.7
Electrical Equipment	0.6
Air Freight & Logistics	0.5
Building Products	0.5
Auto Components	0.5
Commercial Services & Supplies	0.5
Containers & Packaging	0.5
Personal Products	0.4
Independent Power & Renewable Electricity Producers	0.3
Metals & Mining	0.3
Real Estate Management & Development	0.3
Trading Companies & Distributors	0.3
Health Care Technology	0.2
Professional Services	0.2
Construction Materials	0.1
Internet & Direct Marketing Retail	0.1
Distributors	0.1
Diversified Consumer Services	0.0
Leisure Products	0.0
Water Utilities	0.0
Total Investments	99.9%

*	Percentages indicated are based on net assets as of April 30, 2018.

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (98.9%)
AEROSPACE & DEFENSE (2.5%)
Arconic, Inc.	5,143	$91,597
General Dynamics Corp.	3,290	662,310
Huntington Ingalls Industries, Inc.	700	170,247
L3 Technologies, Inc.	1,310	256,603
Lockheed Martin Corp.	3,439	1,103,369
Northrop Grumman Corp.	2,580	830,863
Raytheon Co.	4,070	834,106
Rockwell Collins, Inc.	5,560	736,922
Textron, Inc.	8,770	544,968
The Boeing Co.	8,808	2,937,996
TransDigm Group, Inc.	2,090	669,991
United Technologies Corp.	8,530	1,024,880
		9,863,852
AIR FREIGHT & LOGISTICS (0.5%)
C.H. Robinson Worldwide, Inc.	1,530	140,806
Expeditors International of Washington, Inc.	1,800	114,948
FedEx Corp.	2,872	709,958
United Parcel Service, Inc., Class B	7,900	896,650
		1,862,362
AIRLINES (0.8%)
Alaska Air Group, Inc.	6,610	429,187
American Airlines Group, Inc.	5,690	244,272
Delta Air Lines, Inc.	14,590	761,890
Southwest Airlines Co.	6,800	359,244
United Continental Holdings, Inc.(a)	17,400	1,175,196
		2,969,789
AUTO COMPONENTS (0.5%)
Aptiv PLC	11,010	931,226
BorgWarner, Inc.	2,450	119,903
Goodyear Tire & Rubber Co.	34,840	874,832
		1,925,961
AUTOMOBILES (0.9%)
Ford Motor Co.	139,360	1,566,406
General Motors Co.	46,570	1,710,982
Harley-Davidson, Inc.	2,590	106,527
		3,383,915
BANKS (6.1%)
Bank of America Corp.	103,629	3,100,580
BB&T Corp.	16,260	858,528
Booking Holdings, Inc.(a)	1,097	2,389,266
Citigroup, Inc.	38,270	2,612,693
Citizens Financial Group, Inc.	19,660	815,693
Comerica, Inc.	1,570	148,491
Fifth Third Bancorp	21,080	699,224
Huntington Bancshares, Inc.	21,010	313,259
JPMorgan Chase & Co.	39,974	4,348,372

	Shares	Value
KeyCorp	31,130	$620,110
M&T Bank Corp.	1,320	240,596
People's United Financial, Inc.	27,500	502,975
PNC Financial Services Group, Inc.	7,044	1,025,677
Regions Financial Corp.	45,392	848,830
SunTrust Banks, Inc.	11,790	787,572
SVB Financial Group(a)	2,400	719,064
U.S. Bancorp	17,450	880,352
Wells Fargo & Co.	51,268	2,663,885
Zions Bancorp	9,240	505,890
		24,081,057
BEVERAGES (1.4%)
Coca-Cola Co. (The)	52,040	2,248,649
Dr Pepper Snapple Group, Inc.	4,120	494,235
Monster Beverage Corp.(a)	12,620	694,100
PepsiCo, Inc.	19,431	1,961,365
		5,398,349
BIOTECHNOLOGY (2.6%)
AbbVie, Inc.	26,780	2,585,609
Alexion Pharmaceuticals, Inc.(a)	3,211	377,710
Amgen, Inc.	8,853	1,544,672
Biogen Idec, Inc.(a)	2,757	754,315
Celgene Corp.(a)	12,770	1,112,267
Gilead Sciences, Inc.	15,810	1,141,956
Incyte Corp.(a)	6,530	404,468
Regeneron Pharmaceuticals, Inc.(a)	2,133	647,749
Vertex Pharmaceuticals, Inc.(a)	11,900	1,822,604
		10,391,350
BUILDING PRODUCTS (0.5%)
A.O. Smith Corp.	8,080	495,708
Allegion PLC	963	74,324
Fortune Brands Home & Security, Inc.	7,930	433,692
Johnson Controls International PLC	22,211	752,287
Masco Corp.	4,220	159,811
		1,915,822
CAPITAL MARKETS (3.8%)
Affiliated Managers Group, Inc.	594	97,927
Ameriprise Financial, Inc.	2,126	298,086
Bank of New York Mellon Corp.	18,561	1,011,760
BlackRock, Inc., Class A	1,633	851,609
CBOE Holdings, Inc.	11,140	1,189,529
Charles Schwab Corp.	22,900	1,275,072
CME Group, Inc.	4,225	666,198
E*TRADE Financial Corp.(a)	17,648	1,070,881
Franklin Resources, Inc.	2,760	92,846
Goldman Sachs Group, Inc.	6,544	1,559,632
IntercontinentalExchange Group, Inc.	16,615	1,203,923
Invesco Ltd.	10,140	293,756
Moody's Corp.	6,530	1,059,166

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Morgan Stanley	26,400	$1,362,768
Northern Trust Corp.	2,540	271,145
Raymond James Financial, Inc.	1,070	96,033
S&P Global, Inc.	5,800	1,093,880
State Street Corp.	4,357	434,741
T. Rowe Price Group, Inc.	7,190	818,366
The NASDAQ OMX Group, Inc.	1,600	141,312
		14,888,630
CHEMICALS (2.0%)
Air Products & Chemicals, Inc.	2,860	464,150
Albemarle Corp.	1,500	145,440
CF Industries Holdings, Inc.	2,770	107,476
DowDuPont, Inc.	29,546	1,868,489
Ecolab, Inc.	3,610	522,620
FMC Corp.	5,570	444,096
International Flavors & Fragrances, Inc.	840	118,658
LyondellBasell Industries N.V., Class A	3,470	366,883
Monsanto Co.	6,090	763,503
PPG Industries, Inc.	3,378	357,663
Praxair, Inc.	3,740	570,425
The Mosaic Co.	43,920	1,183,644
The Sherwin-Williams Co.	2,635	968,784
		7,881,831
COMMERCIAL SERVICES & SUPPLIES (0.5%)
Cintas Corp.	5,070	863,421
Republic Services, Inc., Class A	3,796	245,525
Stericycle, Inc.(a)	1,830	107,439
Waste Management, Inc.	11,310	919,390
		2,135,775
COMMUNICATIONS EQUIPMENT (1.0%)
Cisco Systems, Inc.	55,020	2,436,836
F5 Networks, Inc.(a)	1,080	176,137
Harris Corp.	1,730	270,607
Juniper Networks, Inc.	6,840	168,196
Motorola Solutions, Inc.	8,951	983,088
		4,034,864
CONSTRUCTION & ENGINEERING (0.7%)
Fluor Corp.	21,070	1,242,077
Jacobs Engineering Group, Inc.	9,670	561,730
Quanta Services, Inc.(a)	23,520	764,400
		2,568,207
CONSTRUCTION MATERIALS (0.1%)
Martin Marietta Materials, Inc.	920	179,189
Vulcan Materials Co.	2,173	242,702
		421,891

	Shares	Value
CONSUMER FINANCE (0.9%)
American Express Co.	8,670	$856,162
Capital One Financial Corp.	14,238	1,290,248
Discover Financial Services	4,490	319,912
Navient Corp.	67,700	897,702
Synchrony Financial	8,740	289,906
		3,653,930
CONTAINERS & PACKAGING (0.5%)
Avery Dennison Corp.	5,470	573,311
Ball Corp.	3,960	158,756
International Paper Co.	4,550	234,598
Packaging Corporation of America	1,170	135,357
Sealed Air Corp.	2,090	91,647
WestRock Co.	12,299	727,609
		1,921,278
DISTRIBUTORS (0.1%)
Genuine Parts Co.	4,260	376,243
LKQ Corp.(a)	3,710	115,084
		491,327
DIVERSIFIED CONSUMER SERVICES (0.0%)
H&R Block, Inc.	3,060	84,609
DIVERSIFIED FINANCIAL SERVICES (1.8%)
Berkshire Hathaway, Inc., Class B(a)	29,910	5,794,464
Leucadia National Corp.	47,590	1,144,064
		6,938,528
DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
AT&T, Inc.	76,988	2,517,508
CenturyLink, Inc.	122,699	2,279,747
Verizon Communications, Inc.	45,730	2,256,775
		7,054,030
ELECTRIC UTILITIES (1.5%)
Alliant Energy Corp.	2,090	89,765
American Electric Power Company, Inc.	5,370	375,793
Duke Energy Corp.	11,684	936,589
Edison International	4,490	294,185
Entergy Corp.	1,480	120,753
Eversource Energy	3,510	211,478
Exelon Corp.	25,759	1,022,117
FirstEnergy Corp.	5,119	176,094
NextEra Energy, Inc.	5,000	819,550
PG&E Corp.	15,120	697,032
Pinnacle West Capital Corp.	20	1,610
PPL Corp.	7,780	226,398
Southern Co.	10,160	468,579
Xcel Energy, Inc.	6,190	289,940
		5,729,883

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
ELECTRICAL EQUIPMENT (0.6%)
Acuity Brands, Inc.	740	$88,630
AMETEK, Inc.	8,770	612,146
Eaton Corp. PLC	9,170	688,025
Emerson Electric Co.	7,540	500,732
Rockwell Automation, Inc.	2,080	342,222
		2,231,755
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.9%)
Amphenol Corp., Class A	9,440	790,222
Corning, Inc.	36,360	982,447
FLIR Systems, Inc.	1,270	68,009
IPG Photonics Corp.(a)	6,040	1,286,701
TE Connectivity Ltd.	3,650	334,888
		3,462,267
ENERGY EQUIPMENT & SERVICES (1.3%)
Baker Hughes, a GE company LLC	39,749	1,435,336
Halliburton Co.	10,320	546,857
Helmerich & Payne, Inc.	740	51,467
National-Oilwell Varco, Inc.	19,806	765,898
Schlumberger Ltd.	15,334	1,051,299
TechnipFMC PLC	41,880	1,380,365
		5,231,222
EQUITY REAL ESTATE INVESTMENT TRUSTS (2.8%)
Alexandria Real Estate Equities, Inc.	1,100	137,027
American Tower Corp.	10,400	1,418,144
Apartment Investment & Management Co., Class A	2,459	99,835
AvalonBay Communities, Inc.	1,744	284,272
Boston Properties, Inc.	1,890	229,465
Crown Castle International Corp.	4,890	493,254
Digital Realty Trust, Inc.	2,660	281,135
Duke Realty Corp.	5,660	153,386
Equinix, Inc.	1,754	738,066
Equity Residential	4,620	285,100
Essex Property Trust, Inc.	845	202,538
Extra Space Storage, Inc.	8,210	735,534
Federal Realty Investment Trust	860	99,631
General Growth Properties, Inc.	10,140	202,699
HCP, Inc.	5,330	124,509
Host Hotels & Resorts, Inc.	10,533	206,026
Iron Mountain, Inc.	2,919	99,071
Kimco Realty Corp.	9,420	136,684
Macerich Co.	1,520	87,582
Mid-America Apartment Communities, Inc.	1,440	131,702
Prologis, Inc.	19,812	1,285,997
Public Storage, Inc.	1,867	376,723
Realty Income Corp.	3,960	200,020
Regency Centers Corp.	1,610	94,749

	Shares	Value
SBA Communications Corp.(a)	6,250	$1,001,438
Simon Property Group, Inc.	4,010	626,923
SL Green Realty Corp.	1,170	114,356
UDR, Inc.	4,890	176,774
Ventas, Inc.	4,480	230,362
Vornado Realty Trust	2,105	143,203
Welltower, Inc.	4,610	246,358
Weyerhaeuser Co.	7,989	293,835
		10,936,398
FOOD & STAPLES RETAILING (2.1%)
Costco Wholesale Corp.	6,830	1,346,603
CVS Corp.	25,705	1,794,980
SYSCO Corp.	10,870	679,810
The Kroger Co.	41,940	1,056,469
Walgreens Boots Alliance, Inc.	17,550	1,166,197
Wal-Mart Stores, Inc.	24,200	2,140,732
		8,184,791
FOOD PRODUCTS (1.4%)
Archer-Daniels-Midland Co.	39,290	1,782,980
Campbell Soup Co.	3,800	154,964
ConAgra Foods, Inc.	6,230	230,946
General Mills, Inc.	9,310	407,219
Hormel Foods Corp.	4,330	156,963
J.M. Smucker Co.	3,740	426,659
Kellogg Co.	4,850	285,665
McCormick & Company, Inc.	2,070	218,199
Mondelez International, Inc., Class A	18,840	744,180
The Hershey Co.	2,100	193,074
The Kraft Heinz Co.	7,856	442,921
Tyson Foods, Inc., Class A	8,850	620,385
		5,664,155
HEALTH CARE EQUIPMENT & SUPPLIES (4.4%)
Abbott Laboratories	32,002	1,860,276
Align Technology, Inc.(a)	6,360	1,589,046
Baxter International, Inc.	11,630	808,285
Becton, Dickinson & Co.	5,990	1,388,901
Boston Scientific Corp.(a)	40,267	1,156,468
Danaher Corp.	9,320	934,983
Dentsply Sirona, Inc.	4,300	216,462
Edwards Lifesciences Corp.(a)	9,270	1,180,627
Hologic, Inc.(a)	24,110	935,227
IDEXX Laboratories, Inc.(a)	5,370	1,044,411
Intuitive Surgical, Inc.(a)	4,161	1,834,086
Medtronic PLC	18,183	1,457,004
ResMed, Inc.	8,180	774,155
Stryker Corp.	8,110	1,373,996
Varian Medical Systems, Inc.(a)	2,310	267,013
Zimmer Holdings, Inc.	2,930	337,448
		17,158,388

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
HEALTH CARE PROVIDERS & SERVICES (3.8%)
Aetna, Inc.	5,864	$1,049,949
AmerisourceBergen Corp.	9,660	875,003
Anthem, Inc.	4,140	976,999
Cardinal Health, Inc.	20,920	1,342,436
Centene Corp.(a)	15,330	1,664,531
CIGNA Corp.	7,460	1,281,777
DaVita, Inc.(a)	9,990	627,272
Envision Healthcare Corp.(a)	50,430	1,874,483
Express Scripts Holding Co.(a)	22,561	1,707,868
Henry Schein, Inc.(a)	3,500	266,000
Humana, Inc.	3,953	1,162,894
Laboratory Corporation of America Holdings(a)	2,290	391,017
McKesson Corp.	9,585	1,497,273
Quest Diagnostics, Inc.	2,920	295,504
		15,013,006
HEALTH CARE TECHNOLOGY (0.2%)
Cerner Corp.(a)	16,920	985,590
HOTELS, RESTAURANTS & LEISURE (1.9%)
Carnival Corp., Class A	4,990	314,669
Chipotle Mexican Grill, Inc.(a)	368	155,786
Hilton Worldwide Holdings, Inc.	3,350	264,114
Marriott International, Inc., Class A	11,396	1,557,605
McDonald's Corp.	9,150	1,532,076
Norwegian Cruise Line Holdings Ltd.(a)	17,100	914,337
Royal Caribbean Cruises Ltd.	2,450	265,066
Starbucks Corp.	17,470	1,005,748
Wyndham Worldwide Corp.	8,230	939,948
YUM! Brands, Inc.	4,650	405,015
		7,354,364
HOUSEHOLD DURABLES (1.1%)
D.R. Horton, Inc.	25,646	1,132,014
Garmin Ltd.	1,590	93,285
Leggett & Platt, Inc.	1,580	64,069
Lennar Corp., Class A	2,250	119,003
Mohawk Industries, Inc.(a)	974	204,423
Newell Rubbermaid, Inc.	33,520	926,158
Pulte Group, Inc.	36,945	1,121,650
Whirlpool Corp.	5,322	824,644
		4,485,246
HOUSEHOLD PRODUCTS (1.0%)
Church & Dwight Company, Inc.	5,740	265,188
Clorox Co.	2,000	234,400
Colgate-Palmolive Co.	12,280	801,024
Kimberly-Clark Corp.	5,830	603,638
Procter & Gamble Co.	30,581	2,212,230
		4,116,480

	Shares	Value
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS (0.3%)
NRG Energy, Inc.	3,430	$106,330
The AES Corp.	75,140	919,714
		1,026,044
INDUSTRIAL CONGLOMERATES (0.9%)
3M Co.	7,504	1,458,702
Honeywell International, Inc.	9,140	1,322,375
Roper Industries, Inc.	3,282	867,072
		3,648,149
INSURANCE (4.7%)
AFLAC, Inc.	20,620	939,653
American International Group, Inc.	23,594	1,321,264
Aon PLC	3,080	438,808
Arthur J. Gallagher & Co.	2,340	163,777
Assurant, Inc.	8,730	810,319
Brighthouse Financial, Inc.(a)	798	40,522
Chubb Ltd.	8,581	1,164,184
Cincinnati Financial Corp.	5,292	372,239
Everest Re Group Ltd.	3,940	916,720
Hartford Financial Services Group, Inc.	17,610	948,122
Lincoln National Corp.	14,236	1,005,631
Loews Corp.	22,970	1,205,006
Marsh & McLennan Companies, Inc.	6,940	565,610
MetLife, Inc.	29,270	1,395,301
Principal Financial Group, Inc.	2,860	169,369
Progressive Corp.	21,830	1,316,131
Prudential Financial, Inc.	14,775	1,570,878
The Allstate Corp.	4,620	451,928
The Travelers Companies, Inc.	7,580	997,528
Torchmark Corp.	1,267	109,900
Unum Group	15,110	731,022
Willis Towers Watson PLC	1,670	248,012
XL Group Ltd.	26,730	1,485,921
		18,367,845
INTERNET & DIRECT MARKETING RETAIL (0.1%)
Expedia, Inc.	3,715	427,745
TripAdvisor, Inc.(a)	3,705	138,641
		566,386
INTERNET SOFTWARE & SERVICES (4.0%)
Akamai Technologies, Inc.(a)	2,310	165,512
Alphabet, Inc., Class A(a)	3,687	3,755,504
Alphabet, Inc., Class C(a)	3,670	3,733,601
eBay, Inc.(a)	34,660	1,312,921
Facebook, Inc.(a)	32,930	5,663,960
VeriSign, Inc.(a)	8,220	965,192
		15,596,690

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
IT SERVICES (4.6%)
Accenture PLC, Class A	8,070	$1,220,184
Alliance Data Systems Corp.	817	165,892
Automatic Data Processing, Inc.	5,280	623,462
Cognizant Technology Solutions Corp., Class A	15,410	1,260,846
DXC Technology Co.	3,687	379,982
Fidelity National Information Services, Inc.	5,346	507,710
Fiserv, Inc.(a)	12,080	855,989
Gartner, Inc.(a)	5,720	693,779
International Business Machines Corp.	10,066	1,459,167
MasterCard, Inc., Class A	16,850	3,003,850
Paychex, Inc.	4,990	302,244
PayPal Holdings, Inc.(a)	29,860	2,227,855
Total System Services, Inc.	16,701	1,403,886
Visa, Inc., Class A	30,374	3,853,853
Western Union Co.	6,920	136,670
		18,095,369
LEISURE PRODUCTS (0.0%)
Hasbro, Inc.	1,530	134,778
Mattel, Inc.	4,560	67,488
		202,266
LIFE SCIENCES TOOLS & SERVICES (1.1%)
Agilent Technologies, Inc.	14,970	984,128
Illumina, Inc.(a)	5,728	1,380,047
IQVIA Holdings, Inc.(a)	3,140	300,686
Mettler-Toledo International, Inc.(a)	1,390	778,302
PerkinElmer, Inc.	2,930	214,945
Waters Corp.(a)	3,970	747,988
		4,406,096
MACHINERY (1.1%)
Caterpillar, Inc.	6,900	996,084
Cummins, Inc.	1,850	295,741
Deere & Co.	3,672	496,932
Dover Corp.	1,220	113,094
Flowserve Corp.	580	25,758
Fortive Corp.	3,020	212,336
Illinois Tool Works, Inc.	5,640	800,993
Ingersoll-Rand PLC	2,680	224,825
PACCAR, Inc.	3,725	237,171
Parker Hannifin Corp.	1,405	231,291
Pentair PLC	840	56,515
Snap-on, Inc.	730	106,032
Stanley Black & Decker, Inc.	1,742	246,650
Xylem, Inc.	1,800	131,220
		4,174,642

	Shares	Value
MEDIA (1.5%)
Charter Communications, Inc., Class A(a)	4,840	$1,313,044
Discovery Communications, Inc., Class A(a)	20,620	487,663
Discovery Communications, Inc., Class C(a)	16,541	367,541
Dish Network Corp.(a)	4,260	142,923
Interpublic Group of Companies, Inc.	20,790	490,436
News Corp., Class A	45,030	719,579
News Corp., Class B	8,780	142,675
Omnicom Group, Inc.	5,270	388,188
The Walt Disney Co.	19,400	1,946,402
		5,998,451
METALS & MINING (0.3%)
Freeport-McMoRan Copper & Gold, Inc., Class B	15,888	241,656
Newmont Mining Corp.	6,310	247,920
Nucor Corp.	10,630	655,021
		1,144,597
MULTILINE RETAIL (1.7%)
Dollar General Corp.	3,210	309,861
Dollar Tree, Inc.(a)	9,102	872,791
Kohl's Corp.	28,950	1,798,374
Macy's, Inc.	51,762	1,608,245
Nordstrom, Inc.	13,050	659,808
Target Corp.	20,690	1,502,094
		6,751,173
MULTI-UTILITIES (0.9%)
Ameren Corp.	3,060	179,377
CenterPoint Energy, Inc.	7,500	189,975
CMS Energy Corp.	4,630	218,490
Consolidated Edison, Inc.	3,970	318,116
Dominion Resources, Inc.	7,514	500,132
DTE Energy Co.	1,670	176,018
NiSource, Inc.	7,770	189,510
Public Service Enterprise Group, Inc.	6,566	342,417
SCANA Corp.	21,240	780,995
Sempra Energy	2,870	320,866
WEC Energy Group	3,785	243,300
		3,459,196
OIL, GAS & CONSUMABLE FUELS (4.9%)
Anadarko Petroleum Corp.	5,970	401,900
Andeavor	12,130	1,677,822
Apache Corp.	3,690	151,105
Cabot Oil & Gas Corp., Class A	4,510	107,834
Chevron Corp.	23,749	2,971,237
Cimarex Energy Co.	950	95,560

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Concho Resources, Inc.(a)	1,680	$264,113
ConocoPhillips	12,099	792,484
Devon Energy Corp.	5,250	190,733
EOG Resources, Inc.	5,964	704,766
EQT Corp.	2,500	125,475
Exxon Mobil Corp.	47,470	3,690,793
Hess Corp.	3,070	174,959
Kinder Morgan, Inc.	53,590	847,794
Marathon Oil Corp.	11,460	209,145
Marathon Petroleum Corp.	18,160	1,360,366
Newfield Exploration Co.(a)	2,030	60,494
Noble Energy, Inc.	4,330	146,484
Occidental Petroleum Corp.	8,342	644,503
ONEOK, Inc.	4,000	240,880
Phillips 66	11,829	1,316,686
Pioneer Natural Resources Co.	2,046	412,371
Range Resources Corp.	41,930	580,731
Valero Energy Corp.	18,530	2,055,533
Williams Companies, Inc.	8,910	229,254
		19,453,022
PERSONAL PRODUCTS (0.4%)
Coty, Inc.	25,290	438,781
The Estee Lauder Companies, Inc., Class A	8,010	1,186,201
		1,624,982
PHARMACEUTICALS (1.2%)
Allergan PLC	4,810	739,056
Eli Lilly & Co.	15,670	1,270,367
Mylan N.V.(a)	20,670	801,169
Nektar Therapeutics(a)	6,200	518,692
Perrigo Co. PLC	2,811	219,652
Zoetis, Inc.	14,070	1,174,564
		4,723,500
PROFESSIONAL SERVICES (0.2%)
Equifax, Inc.	1,510	169,195
IHS Markit Ltd.(a)	4,340	213,224
Nielsen Holdings PLC	5,520	173,604
Robert Half International, Inc.	1,070	65,003
Verisk Analytics, Inc.(a)	2,240	238,448
		859,474
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.3%)
CBRE Group, Inc., Class A(a)	24,060	1,090,159
ROAD & RAIL (0.7%)
CSX Corp.	15,670	930,641
J.B. Hunt Transport Services, Inc.	740	86,898
Kansas City Southern Industries, Inc.	970	103,431
Norfolk Southern Corp.	2,880	413,194
Union Pacific Corp.	8,332	1,113,405
		2,647,569

	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.9%)
Advanced Micro Devices, Inc.(a)	8,050	$87,584
Analog Devices, Inc.	9,894	864,241
Applied Materials, Inc.	39,850	1,979,350
Broadcom, Inc.	9,085	2,084,281
Intel Corp.	48,720	2,514,926
KLA-Tencor Corp.	5,960	606,370
Lam Research Corp.	9,203	1,703,107
Microchip Technology, Inc.	10,940	915,240
Micron Technology, Inc.(a)	28,730	1,321,005
NVIDIA Corp.	12,995	2,922,576
Qorvo, Inc.(a)	13,760	927,424
QUALCOMM, Inc.	15,880	810,039
Skyworks Solutions, Inc.	10,460	907,510
Texas Instruments, Inc.	14,380	1,458,563
Xilinx, Inc.	2,730	175,375
		19,277,591
SOFTWARE (6.0%)
Activision Blizzard, Inc.	26,570	1,762,919
Adobe Systems, Inc.(a)	14,234	3,154,254
ANSYS, Inc.(a)	5,990	968,343
Autodesk, Inc.(a)	3,270	411,693
CA, Inc.	4,340	151,032
Cadence Design Systems, Inc.(a)	23,180	928,591
Citrix Systems, Inc.(a)	2,570	264,479
Intuit, Inc.	6,930	1,280,595
Microsoft Corp.	82,540	7,719,141
Oracle Corp.	34,721	1,585,708
Red Hat, Inc.(a)	12,410	2,023,575
Salesforce.com, Inc.(a)	19,010	2,300,020
Symantec Corp.	8,472	235,437
Synopsys, Inc.(a)	9,790	837,143
		23,622,930
SPECIALTY RETAIL (2.4%)
Advance Auto Parts, Inc.	6,571	752,051
AutoZone, Inc.(a)	398	248,559
Best Buy Company, Inc.	16,290	1,246,674
CarMax, Inc.(a)	1,980	123,750
Foot Locker, Inc.	17,690	762,085
Gap, Inc.	12,510	365,792
Home Depot, Inc.	16,300	3,012,240
L Brands, Inc.	2,710	94,606
Lowe's Companies, Inc.	10,010	825,124
O'Reilly Automotive, Inc.(a)	1,226	313,942
Ross Stores, Inc.	4,500	363,825
Tiffany & Co.	1,350	138,821
TJX Companies, Inc.	7,430	630,436
Tractor Supply Co.	2,100	142,800
Ulta Salon Cosmetics & Fragrance, Inc.(a)	1,020	255,928
		9,276,633

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (3.6%)
Apple Computer, Inc.	58,171	$9,613,339
Hewlett Packard Enterprise Co.	91,610	1,561,951
HP, Inc.	20,050	430,875
NetApp, Inc.	10,480	697,758
Seagate Technology PLC	2,980	172,512
Western Digital Corp.	9,221	726,523
Xerox Corp.	33,541	1,054,864
		14,257,822
TEXTILES, APPAREL & LUXURY GOODS (0.8%)
Hanesbrands, Inc.	6,620	122,272
Michael Kors Holdings Ltd.(a)	10,420	712,936
NIKE, Inc., Class B	15,460	1,057,309
PVH Corp.	4,000	638,680
Ralph Lauren Corp.	895	98,316
Tapestry, Inc.	3,340	179,592
Under Armour, Inc., Class A(a)	5,780	102,653
Under Armour, Inc., Class C(a)	1,024	15,718
VF Corp.	3,895	314,989
		3,242,465
TRADING COMPANIES & DISTRIBUTORS (0.3%)
Fastenal Co.	3,040	151,970
United Rentals, Inc.(a)	5,560	834,000
W.W. Grainger, Inc.	815	229,300
		1,215,270

	Shares	Value
WATER UTILITIES (0.0%)
American Water Works Company, Inc.	2,170	$187,879
TOTAL COMMON STOCKS (COST $327,132,929)		389,337,102
MONEY MARKET FUND (1.0%)
Federated Government Obligations Fund, Institutional Shares, 1.56%(b)	4,044,269	4,044,269
TOTAL MONEY MARKET FUND (COST $4,044,269)		4,044,269
TOTAL INVESTMENTS (COST $331,177,198) 99.9%		393,381,371
OTHER ASSETS IN EXCESS OF LIABILITIES 0.1%		138,259
NET ASSETS 100.0%		$393,519,630
(a)	Represents non-income producing security.
(b)	Variable rate money market investment. The rate shown represents the rate as of April 30, 2018.

LLC – Limited Liability Company

PLC – Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward Small-Mid Cap Enhanced Index Fund investments by Industry.

Industry Diversification	Percent*
Banks	6.2%
Equity Real Estate Investment Trusts	5.5
Specialty Retail	5.4
Electronic Equipment, Instruments & Components	4.9
Health Care Equipment & Supplies	4.5
Insurance	4.4
Machinery	4.0
Semiconductors & Semiconductor Equipment	3.7
Health Care Providers & Services	3.1
Software	2.7
IT Services	2.6
Oil, Gas & Consumable Fuels	2.6
Capital Markets	2.3
Household Durables	2.2
Chemicals	2.2
Energy Equipment & Services	2.1
Metals & Mining	2.1
Commercial Services & Supplies	2.0
Hotels, Restaurants & Leisure	1.9
Food Products	1.8
Aerospace & Defense	1.8
Professional Services	1.5
Communications Equipment	1.5
Pharmaceuticals	1.4
Internet Software & Services	1.3
Auto Components	1.3
Biotechnology	1.3
Media	1.2
Textiles, Apparel & Luxury Goods	1.2
Thrifts & Mortgage Finance	1.2
Road & Rail	1.2
Construction & Engineering	1.2
Gas Utilities	1.1
Building Products	1.0

Industry Diversification	Percent*
Money Market Funds	1.0%
Trading Companies & Distributors	1.0
Diversified Consumer Services	0.9
Consumer Finance	0.9
Paper & Forest Products	0.9
Electric Utilities	0.9
Multiline Retail	0.7
Life Sciences Tools & Services	0.7
Electrical Equipment	0.7
Health Care Technology	0.6
Food & Staples Retailing	0.6
Containers & Packaging	0.6
Leisure Products	0.5
Multi-Utilities	0.5
Technology Hardware, Storage & Peripherals	0.4
Real Estate Management & Development	0.4
Diversified Telecommunication Services	0.4
Airlines	0.4
Air Freight & Logistics	0.4
Personal Products	0.4
Construction Materials	0.3
Marine	0.3
Automobiles	0.3
Household Products	0.3
Mortgage Real Estate Investment Trusts	0.3
Wireless Telecommunication Services	0.2
Internet & Direct Marketing Retail	0.2
Distributors	0.2
Water Utilities	0.2
Industrial Conglomerates	0.2
Internet & Catalog Retail	0.1
Beverages	0.1
Total Investments	100.0%

*	Percentages indicated are based on net assets as of April 30, 2018.

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (99.0%)
AEROSPACE & DEFENSE (1.8%)
AAR Corp.	4,600	$199,180
Aerojet Rocketdyne Holdings, Inc.(a)	7,640	213,462
AeroVironment, Inc.(a)	3,710	202,195
Axon Enterprise, Inc.(a)	6,300	264,474
Cubic Corp.	1,520	93,860
Curtiss-Wright Corp.	2,700	345,708
Engility Holdings, Inc.(a)	7,910	201,072
Esterline Technologies Corp.(a)	4,750	341,288
KLX, Inc.(a)	6,780	530,399
Mercury Computer Systems, Inc.(a)	10,150	325,612
Moog, Inc., Class A(a)	2,020	165,579
National Presto Industries, Inc.	600	57,450
Orbital ATK, Inc.	4,483	593,460
Teledyne Technologies, Inc.(a)	2,790	521,981
Triumph Group, Inc.	7,900	186,835
		4,242,555
AIR FREIGHT & LOGISTICS (0.4%)
Atlas Air Worldwide Holdings(a)	6,310	400,054
Echo Global Logistics, Inc.(a)	7,930	216,489
Forward Air Corp.	2,930	158,191
Hub Group, Inc., Class A(a)	5,800	254,910
		1,029,644
AIRLINES (0.4%)
Allegiant Travel Co.	906	145,187
Hawaiian Holdings, Inc.	3,140	129,368
JetBlue Airways Corp.(a)	22,600	433,694
SkyWest, Inc.	3,030	172,407
		880,656
AUTO COMPONENTS (1.3%)
American Axle & Manufacturing Holdings, Inc.(a)	22,680	347,911
Cooper Tire & Rubber Co.	7,950	194,378
Cooper-Standard Holding, Inc.(a)	2,160	267,408
Dana, Inc.	8,380	198,857
Delphi Technologies PLC	8,230	398,414
Dorman Products, Inc.(a)	1,870	120,166
Fox Factory Holding Corp.(a)	8,090	268,993
Gentex Corp.	17,210	391,355
Gentherm, Inc.(a)	2,220	75,036
LCI Industries	3,060	291,618
Motorcar Parts of America, Inc.(a)	1,270	24,181
Standard Motor Products, Inc.	2,540	115,189
Superior Industries International, Inc.	21,240	279,306
		2,972,812
AUTOMOBILES (0.3%)
Thor Industries, Inc.	4,740	503,104
Winnebago Industries, Inc.	5,870	222,473
		725,577
BANKS (6.2%)
Ameris Bancorp	2,260	116,842
Associated Bancorp	15,458	408,864

	Shares	Value
Banc of California, Inc.	2,860	$54,912
BancorpSouth Bank	4,170	137,818
Bank of Hawaii Corp.	3,240	272,840
Bank of the Ozarks, Inc.	9,020	422,136
Banner Corp.	2,080	119,392
Boston Private Financial Holdings, Inc.	6,690	107,375
Brookline Bancorp, Inc.	6,090	101,094
C&J Energy Services, Inc.(a)	3,900	116,454
Cathay General Bancorp	3,620	144,836
Central Pacific Financial Corp.	2,140	62,231
Chemical Financial Corp.	3,984	218,682
City Holding Co.	1,140	81,601
Columbia Banking System, Inc.	3,100	124,651
Commerce Bancshares, Inc.	4,837	307,246
Community Bank System, Inc.	2,850	160,313
Cullen/Frost Bankers, Inc.	3,750	429,188
Customers Bancorp, Inc.(a)	2,480	71,474
CVB Financial Corp.	3,720	82,398
East West Bancorp, Inc.	10,010	666,866
F.N.B. Corp.	19,590	254,670
Fidelity Southern Corp.	560	12,729
First Bancorp(a)	48,752	351,989
First Commonwealth Financial Corp.	4,950	74,943
First Financial BanCorp	2,060	63,757
First Financial Bankshares, Inc.	3,700	183,335
First Horizon National Corp.	18,240	333,792
First Midwest Bancorp, Inc.	6,240	151,694
Fulton Financial Corp.	11,130	188,097
Glacier Bancorp, Inc.	3,730	138,122
Great Western Bancorp, Inc.	3,280	134,939
Hancock Holding Co.	4,619	225,638
Hanmi Financial Corp.	2,241	61,852
HighPoint Resources Corp.(a)	2,440	16,860
Home Bancshares, Inc.	9,702	225,474
Hope Bancorp, Inc.	7,602	131,439
Independent Bank Corp. – Massachusetts	1,720	124,356
International Bancshares Corp.	3,120	124,176
James River Group Holdings	1,090	39,589
LegacyTexas Financial Group, Inc.	6,160	252,991
MB Financial, Inc.	4,421	188,423
National Bank Holdings Corp.	10,310	362,706
NBT Bancorp	1,690	61,753
OFG Bancorp	20,700	279,450
Old National Bancorp	4,940	84,968
Opus Bank	4,570	128,874
Pacific Premier Bancorp, Inc.(a)	5,810	230,948
PacWest Bancorp	8,460	433,490
Pinnacle Financial Partners, Inc.	4,490	287,585
Propetro Holding Corp.(a)	1,390	25,437
Prosperity Bancshares, Inc.	4,560	327,271
Ring Energy, Inc.(a)	1,190	19,897
S&T Bancorp, Inc.	1,570	67,008
ServisFirst Bancshares, Inc.	5,090	213,576
Signature Bank(a)	3,410	433,582
Simmons First National Corp., Class A	4,520	136,504
Southside Bancshares, Inc.	1,894	65,968

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Sterling Bancorp	14,199	$337,226
Synovus Financial Corp.	7,862	410,947
Tabula Rasa Healthcare, Inc.(a)	4,700	192,653
TCF Financial Corp.	8,990	223,222
Texas Capital Bancshares, Inc.(a)	4,300	424,195
Tompkins Financial Corp.	1,359	105,594
Trustmark Corp.	4,340	135,885
UMB Financial Corp.	2,980	228,208
Umpqua Holdings Corp.	14,270	336,201
United Bankshares, Inc.	7,243	245,900
United Community Banks, Inc.	5,222	166,738
Valley National Bancorp	12,762	160,163
Webster Financial Corp.	5,340	321,415
WestAmerica Bancorp	1,510	84,273
Wintrust Financial Corp.	3,670	328,282
		14,345,997
BEVERAGES (0.1%)
Coca-Cola Bottling Co. Consolidated	1,449	243,997
BIOTECHNOLOGY (1.3%)
Acorda Therapeutics, Inc.(a)	2,830	65,373
AMAG Pharmaceuticals, Inc.(a)	2,820	57,951
Cytokinetics, Inc.(a)	3,980	33,034
Eagle Pharmaceuticals, Inc.(a)	2,240	116,502
Emergent BioSolutions, Inc.(a)	6,390	331,385
Enanta Pharmaceuticals, Inc.(a)	6,160	573,188
Ligand Pharmaceuticals, Inc., Class B(a)	2,750	425,838
MiMedx Group, Inc.(a)	36,160	296,874
Momenta Pharmaceuticals, Inc.(a)	14,840	308,672
Myriad Genetics, Inc.(a)	8,080	228,583
Progenics Pharmaceuticals, Inc.(a)	7,170	46,677
Repligen Corp.(a)	6,240	230,880
Spectrum Pharmaceuticals, Inc.(a)	4,770	75,938
United Therapeutics Corp.(a)	2,673	294,324
		3,085,219
BUILDING PRODUCTS (1.0%)
AAON, Inc.	2,458	83,572
American Woodmark Corp.(a)	2,000	164,400
Apogee Enterprises, Inc.	1,630	67,009
Gibraltar Industries, Inc.(a)	1,990	69,948
Griffon Corp.	2,660	52,934
Insteel Industries, Inc.	1,140	34,234
Lennox International, Inc.	3,150	609,115
Patrick Industries, Inc.(a)	4,985	283,647
PGT, Inc.(a)	15,690	273,791
Quanex Building Products Corp.	2,565	43,990
Simpson Manufacturing Co., Inc.	3,880	212,158
Trex Co., Inc.(a)	4,060	421,753
Universal Forest Products, Inc.	3,610	115,087
		2,431,638
CAPITAL MARKETS (2.3%)
Donnelley Financial Solutions, Inc.(a)	2,051	37,738
Eaton Vance Corp.	7,230	393,240
Evercore Partners, Inc.	4,890	495,112
FactSet Research Systems, Inc.	3,070	580,568

	Shares	Value
Federated Investors, Inc., Class B	7,300	$193,231
Financial Engines, Inc.	3,430	153,150
Greenhill & Company, Inc.	1,430	29,029
Interactive Brokers Group, Inc., Class A	5,150	382,130
International Fcstone, Inc.(a)	6,310	282,814
Investment Technology Group, Inc.	2,590	52,370
Janus Henderson Group PLC	13,940	440,365
Legg Mason, Inc.	10,040	398,588
MarketAxess Holdings, Inc.	2,880	572,054
Piper Jaffray Companies, Inc.	1,060	74,253
SEI Investments Co.	9,020	570,335
Stifel Financial Corp.	6,175	359,879
Virtus Investment Partners, Inc.	867	100,008
Waddell & Reed Financial, Inc., Class A	5,260	106,462
WisdomTree Investments, Inc.	6,900	72,933
		5,294,259
CHEMICALS (2.2%)
A. Schulman, Inc.	3,480	149,292
AdvanSix, Inc.(a)	1,760	63,043
American Vanguard Corp.	1,340	28,877
Ashland Global Holdings, Inc.	3,990	264,058
Balchem Corp.	1,955	172,509
Cabot Corp.	3,420	191,041
Flotek Industries, Inc.(a)	41,060	146,584
FutureFuel Corp.	1,380	16,146
H.B. Fuller Co.	3,020	149,400
Hawkins, Inc.	3,140	102,050
Ingevity Corp.(a)	3,300	253,539
Innophos Holdings, Inc.	1,150	47,587
Innospec, Inc.	1,580	114,866
Koppers Holdings, Inc.(a)	5,060	221,628
Kraton Performance Polymers, Inc.(a)	6,950	317,407
LSB Industries, Inc.(a)	1,840	10,175
Mineral Technologies, Inc.	2,220	153,291
NewMarket Corp.	784	297,567
Olin Corp.	9,260	279,560
PolyOne Corp.	4,210	176,189
Quaker Chemical Corp.	1,170	171,978
Rayonier, Inc.	3,213	68,758
RPM International, Inc.	7,210	348,243
Sensient Technologies Corp.	2,540	169,291
Stepan Co.	1,440	101,261
The Chemours Co.	12,000	580,920
The Scotts Miracle-Gro Co., Class A	2,850	238,203
Tredegar Corp.	8,150	143,440
Valvoline, Inc.	10,376	210,425
		5,187,328
COMMERCIAL SERVICES & SUPPLIES (2.0%)
ABM Industries, Inc.	6,920	215,420
Brady Corp., Class A	2,510	91,364
Clean Harbors, Inc.(a)	3,230	147,934
Copart, Inc.(a)	15,410	787,143
Deluxe Corp.	2,990	204,935
Essendant, Inc.	15,290	113,758
Healthcare Services Group, Inc.	8,102	312,980

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Herman Miller, Inc.	7,640	$234,548
HNI Corp.	4,550	151,924
Interface, Inc.	6,390	140,580
LSC Communications, Inc.	14,521	253,827
Matthews International Corp., Class A	2,210	108,621
Mobile Mini, Inc.	2,490	104,580
MSA Safety, Inc.	2,190	190,180
Multi-Color Corp.	1,390	90,280
Pitney Bowes, Inc.	8,970	91,673
R.R. Donnelley & Sons Co.	6,153	51,993
Rollins, Inc.	7,195	349,101
Team, Inc.(a)	13,370	226,622
Tetra Tech, Inc.	3,410	165,044
The Brink's Co.	5,170	381,546
UniFirst Corp.	1,250	200,750
US Ecology, Inc.	1,390	74,087
Viad Corp.	1,360	69,020
		4,757,910
COMMUNICATIONS EQUIPMENT (1.5%)
ADTRAN, Inc.	2,280	33,402
Applied Optoelectronics, Inc.(a)	12,370	395,345
ARRIS International PLC(a)	13,199	356,373
Bel Fuse, Inc., Class B	5,630	108,940
CalAmp Corp.(a)	9,300	183,675
Ciena Corp.(a)	14,120	363,590
Comtech Telecommunications Corp.	9,880	302,229
Digi International, Inc.(a)	16,920	194,580
Extreme Networks, Inc.(a)	13,630	145,841
Finisar Corp.(a)	11,850	184,623
Harmonic, Inc.(a)	7,510	27,411
InterDigital, Inc.	3,600	268,020
Lumentum Holdings, Inc.(a)	3,604	181,822
NETGEAR, Inc.(a)	1,880	103,964
NetScout Systems, Inc.(a)	7,110	193,037
Oclaro, Inc.(a)	11,190	88,625
Plantronics, Inc.	2,180	142,027
ViaSat, Inc.(a)	3,210	205,376
VIAVI Solutions, Inc.(a)	9,730	91,949
		3,570,829
CONSTRUCTION & ENGINEERING (1.2%)
AECOM Technology Corp.(a)	15,882	546,976
Aegion Corp.(a)	4,860	110,273
Comfort Systems USA, Inc.	4,920	207,624
Dycom Industries, Inc.(a)	4,200	436,212
EMCOR Group, Inc.	4,750	349,553
Granite Construction, Inc.	2,450	128,331
KBR, Inc.	13,640	227,652
MYR Group, Inc.(a)	6,330	189,900
Orion Group Holdings, Inc.(a)	40,990	248,399
Valmont Industries, Inc.	1,710	242,991
		2,687,911

	Shares	Value
CONSTRUCTION MATERIALS (0.3%)
Eagle Materials, Inc., Class A	3,850	$380,996
U.S. Concrete, Inc.(a)	3,960	231,462
		612,458
CONSUMER FINANCE (0.9%)
Encore Capital Group, Inc.(a)	1,550	69,130
Enova International, Inc.(a)	12,123	355,204
EZCORP, Inc., Class A(a)	20,230	277,151
Firstcash, Inc.	5,458	473,209
Green Dot Corp., Class A(a)	4,650	282,766
PRA Group, Inc.(a)	2,660	94,696
SLM Corp.(a)	26,290	301,809
World Acceptance Corp.(a)	1,680	172,200
		2,026,165
CONTAINERS & PACKAGING (0.6%)
AptarGroup, Inc.	3,830	358,105
Bemis Co., Inc.	5,400	233,658
Greif, Inc., Class A	3,380	197,798
Myers Industries, Inc.	1,120	26,096
Owens-Illinois, Inc.(a)	14,070	286,043
Silgan Holdings, Inc.	4,060	113,964
Sonoco Products Co.	4,750	243,960
		1,459,624
DISTRIBUTORS (0.2%)
Pool Corp.	3,230	448,356
DIVERSIFIED CONSUMER SERVICES (0.9%)
Adtalem Global Education, Inc.(a)	5,510	262,276
American Public Education, Inc.(a)	1,320	53,196
Capella Education Co.	890	81,658
Career Education Corp.(a)	3,860	50,064
Graham Holdings Co.	715	431,181
Regis Corp.(a)	16,310	254,762
Service Corp. International	14,610	533,411
Sotheby's(a)	4,530	239,184
Strayer Education, Inc.	832	87,418
		1,993,150
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
ATN International, Inc.	860	45,580
Cincinnati Bell, Inc.(a)	2,552	38,663
Cogent Communications Holdings, Inc.	3,950	186,242
Consolidated Communications Holdings, Inc.	3,150	35,595
Frontier Communications Corp.	16,392	136,054
Iridium Communications, Inc.(a)	16,730	199,087
Vonage Holdings Corp.(a)	20,440	228,519
		869,740

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
ELECTRIC UTILITIES (0.9%)
ALLETE, Inc.	2,740	$209,363
El Paso Electric Co.	1,850	94,442
Great Plains Energy, Inc.	12,541	410,467
Hawaiian Electric Industries, Inc.	6,130	212,650
IDACORP, Inc.	2,850	265,050
OGE Energy Corp.	9,110	299,446
PNM Resources, Inc.	4,990	197,854
Westar Energy, Inc.	7,250	392,805
		2,082,077
ELECTRICAL EQUIPMENT (0.7%)
AZZ, Inc.	1,620	72,171
Encore Wire Corp.	3,610	190,066
EnerSys	2,680	183,741
General Cable Corp.	3,000	88,950
Hubbell, Inc.	3,620	375,973
Powell Industries, Inc.	6,280	188,714
Regal-Beloit Corp.	5,070	360,984
Vicor Corp.(a)	5,920	212,232
		1,672,831
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (4.9%)
Agilysys, Inc.(a)	570	6,714
Anixter International, Inc.(a)	5,650	332,785
Arrow Electronics, Inc.(a)	9,670	722,736
Avnet, Inc.	16,180	634,741
Badger Meter, Inc.	1,540	65,373
Belden CDT, Inc.	2,910	179,256
Benchmark Electronics, Inc.	10,510	276,413
Cognex Corp.	13,980	646,575
Coherent, Inc.(a)	2,564	431,316
Control4 Corp.(a)	9,680	201,731
CTS Corp.	2,310	69,184
Daktronics, Inc.	9,920	89,379
Electro Scientific Industries, Inc.(a)	12,270	220,860
ePlus, Inc.(a)	1,180	94,223
Fabrinet(a)	6,370	179,698
FARO Technologies, Inc.(a)	1,010	51,005
II-VI, Inc.(a)	7,810	297,561
Insight Enterprises, Inc.(a)	8,850	313,732
Itron, Inc.(a)	2,170	141,918
Jabil Circuit, Inc.	21,120	561,792
KEMET Corp.(a)	23,580	406,048
Keysight Technologies, Inc.(a)	9,860	509,565
Knowles Corp.(a)	8,610	110,208
Littelfuse, Inc.	2,380	444,870
Methode Electronics, Inc., Class A	2,020	80,598
MTS Systems Corp.	1,070	54,356
National Instruments Corp.	6,975	285,208
OSI Systems, Inc.(a)	1,670	106,913
Park Electrochemical Corp.	760	12,943
Plexus Corp.(a)	3,470	190,295
Rogers Corp.(a)	2,390	255,013
Sanmina Corp.(a)	12,820	378,190
ScanSource, Inc.(a)	11,300	387,590

	Shares	Value
SYNNEX Corp.	3,840	$384,653
Tech Data Corp.(a)	5,860	446,825
Trimble Navigation Ltd.(a)	15,230	526,958
TTM Technologies, Inc.(a)	25,270	352,264
VeriFone Systems, Inc.(a)	5,690	130,927
Vishay Intertechnology, Inc.	9,070	160,085
Zebra Technologies Corp., Class A(a)	5,120	690,330
		11,430,831
ENERGY EQUIPMENT & SERVICES (2.1%)
Archrock, Inc.	16,810	181,548
Bristow Group, Inc.	10,000	160,500
CARBO Ceramics, Inc.(a)	1,100	9,724
Core Laboratories N.V.	3,310	405,310
Diamond Offshore Drilling, Inc.(a)	15,590	286,700
Dril-Quip, Inc.(a)	2,880	119,376
Ensco PLC, Class A, Sponsored ADR	56,064	316,762
Era Group, Inc.(a)	2,580	27,219
Exterran Corp.(a)	1,885	55,212
Geospace Technologies Corp.(a)	570	6,008
Gulf Island Fabrication, Inc.	9,340	93,400
Helix Energy Solutions Group, Inc.(a)	18,030	139,192
Matrix Service Co.(a)	15,240	234,696
McDermott International, Inc.(a)	44,680	294,888
Nabors Industries Ltd.	16,025	121,950
Newpark Resources, Inc.(a)	11,020	115,710
Noble Corp. PLC(a)	30,220	141,127
Oceaneering International, Inc.	11,680	248,083
Oil States International, Inc.(a)	6,720	241,584
Patterson-UTI Energy, Inc.	11,690	250,400
Pioneer Energy Services Corp.(a)	49,760	171,672
Rowan Companies PLC, Class A(a)	17,860	257,898
SEACOR Holdings, Inc.	1,300	71,292
Superior Energy Services, Inc.(a)	7,690	82,514
TETRA Technologies, Inc.(a)	4,190	16,467
Transocean Ltd.(a)	26,000	321,620
Unit Corp.(a)	11,030	250,160
US Silica Holdings, Inc.	4,840	145,732
		4,766,744
EQUITY REAL ESTATE INVESTMENT TRUSTS (5.5%)
Acadia Realty Trust	5,997	141,529
Agree Realty Corp.	1,780	87,006
American Assets Trust, Inc.	3,310	111,117
American Campus Communities, Inc.	7,750	303,102
Camden Property Trust	5,680	485,072
CareTrust REIT, Inc.	5,798	76,592
CBL & Associates Properties, Inc.	46,830	195,749
Cedar Shopping Centers, Inc.	4,120	16,027
Chatham Lodging Trust	1,570	29,908
Chesapeake Lodging Trust	3,940	116,388
Corecivic, Inc.	6,958	140,273
Coresite Realty Corp.	3,560	370,596
Corporate Office Properties Trust	5,190	142,777
Cousins Properties, Inc.	20,119	178,858
Cyrusone, Inc.	5,530	296,353
DCT Industrial Trust, Inc.	8,150	534,396

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
DiamondRock Hospitality Co.	13,760	$152,048
Douglas Emmett, Inc.	8,050	300,024
Easterly Government Properties, Inc.	9,200	189,612
EastGroup Properties, Inc.	3,430	307,945
Education Realty Trust, Inc.	4,780	157,310
EPR Properties	4,720	259,694
First Industrial Realty Trust, Inc.	11,370	353,721
Four Corners Property Trust, Inc.	17,217	390,137
Franklin Street Properties Corp.	3,250	25,285
Getty Realty Corp.	2,470	61,874
Government Properties Income Trust	4,270	53,332
Healthcare Realty Trust, Inc.	7,960	221,527
Hersha Hospitality Trust	11,840	222,355
Highwood Properties, Inc.	5,600	246,512
Hospitality Properties Trust	8,030	199,786
Independence Realty Trust, Inc.	470	4,418
JBG Smith Properties	4,780	176,239
Kilroy Realty Corp.	5,710	409,236
Kite Realty Group Trust	8,035	118,275
Lamar Advertising Co.	4,910	312,816
LaSalle Hotel Properties	9,130	269,974
Lexington Corporate Properties Trust	17,775	142,911
Liberty Property Trust	8,550	357,561
Life Storage, Inc.	3,000	265,320
LTC Properties, Inc.	2,510	90,737
Mack-Cali Realty Corp.	4,340	74,518
Medical Properties Trust, Inc.	23,000	293,940
National Retail Properties, Inc.	8,820	335,513
National Storage Affiliates	16,300	429,016
OMEGA Healthcare Investors, Inc.	10,826	281,259
Pennsylvania Real Estate Investment Trust	3,840	37,171
Potlatch Corp.	3,734	193,608
PS Business Parks, Inc.	1,830	210,962
Quality Care Properties(a)	6,160	135,335
Ramco-Gershenson Properties Trust	2,430	29,039
Rayonier, Inc.	5,600	208,264
Retail Opportunity Investments Corp.	8,900	153,080
Sabra Healthcare REIT, Inc.	15,579	285,251
Saul Centers, Inc.	1,100	52,635
Senior Housing Properties Trust	14,200	221,094
Summit Hotel Properties, Inc.	7,620	110,338
Tanger Factory Outlet Center	6,890	151,236
Taubman Centers, Inc.	3,720	208,246
The Geo Group, Inc.	6,654	149,715
Uniti Group, Inc.	9,874	177,929
Universal Health Realty Income Trust	1,080	64,724
Urban Edge Properties	4,870	100,176
Urstadt Biddle Properties, Inc., Class A	3,170	62,988
Washington Prime Group, Inc.	20,420	132,117
Weingarten Realty Investors	7,820	214,815
		12,827,361
FOOD & STAPLES RETAILING (0.6%)
SpartanNash Co.	10,034	182,418
Sprouts Farmers Markets, Inc.(a)	13,800	345,414
SuperValu, Inc.(a)	11,831	207,161

	Shares	Value
The Andersons, Inc.	9,905	$323,398
United Natural Foods, Inc.(a)	9,220	415,085
		1,473,476
FOOD PRODUCTS (1.8%)
B&G Foods, Inc.	4,040	91,910
Calavo Growers, Inc.	4,710	441,327
Cal-Maine Foods, Inc.(a)	1,850	90,095
Darling International, Inc.(a)	10,220	175,171
Dean Foods Co.	26,240	225,926
Flowers Foods, Inc.	11,083	250,587
Hain Celestial Group, Inc. (The)(a)	5,690	165,750
Ingredion, Inc.	4,480	542,483
J & J Snack Foods Corp.	1,240	170,388
John B. Sanfilippo & Son, Inc.	640	36,410
Lamb Weston Holding, Inc.	10,400	679,328
Lancaster Colony Corp.	1,500	188,385
Post Holdings, Inc.(a)	4,335	344,936
Sanderson Farms, Inc.	1,340	148,954
Seneca Foods Corp., Class A(a)	10,940	301,397
Tootsie Roll Industries, Inc.	1,015	28,978
TreeHouse Foods, Inc.(a)	10,280	395,780
		4,277,805
GAS UTILITIES (1.1%)
Atmos Energy Corp.	6,060	526,553
National Fuel Gas Co.	5,180	265,993
New Jersey Resources Corp.	4,370	180,699
Northwest Natural Gas Co.	1,590	97,467
One Gas, Inc.	2,780	193,822
South Jersey Industries, Inc.	4,890	151,101
Southwest Gas Corp.	3,250	237,218
Spire, Inc.	3,110	224,387
UGI Corp.	9,280	449,059
WGL Holdings, Inc.	2,770	235,727
		2,562,026
HEALTH CARE EQUIPMENT & SUPPLIES (4.5%)
Abaxis, Inc.	1,390	92,532
ABIOMED, Inc.(a)	4,070	1,224,866
Analogic Corp.	940	78,114
AngioDynamics, Inc.(a)	5,160	100,001
Anika Therapeutics, Inc.(a)	980	43,130
Cantel Medical Corp.	3,647	408,719
CONMED Corp.	1,540	100,146
CryoLife, Inc.(a)	2,540	57,023
Cutera, Inc.(a)	8,800	441,320
Globus Medical, Inc.(a)	8,670	443,817
Haemonetics Corp.(a)	2,960	230,998
Halyard Health, Inc.(a)	2,850	135,004
Hill-Rom Holdings, Inc.	6,460	554,462
ICU Medical, Inc.(a)	2,070	521,019
Inogen, Inc.(a)	2,690	378,160
Integer Holdings Corp.(a)	7,290	400,221
Integra LifeSciences Holdings Corp.(a)	3,520	216,938
Invacare Corp.	7,760	141,232

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Lantheus Holdings, Inc.(a)	4,900	$87,220
Lemaitre Vascular, Inc.	7,110	223,609
LivaNova PLC(a)	5,800	514,924
Masimo Corp.(a)	5,370	481,850
Meridian Bioscience, Inc.	1,900	27,740
Merit Medical Systems, Inc.(a)	6,755	327,618
Natus Medical, Inc.(a)	1,870	61,804
Neogen Corp.(a)	4,749	323,644
NuVasive, Inc.(a)	3,070	163,355
OraSure Technologies, Inc.(a)	24,820	440,059
Orthofix International N.V.(a)	2,610	159,262
STERIS PLC	5,100	482,052
SurModics, Inc.(a)	4,290	160,232
Tactile Systems Technology, Inc.(a)	860	29,937
Teleflex, Inc.	3,223	863,377
Varex Imaging Corp.(a)	2,050	73,780
West Pharmaceutical Services, Inc.	4,390	387,242
		10,375,407
HEALTH CARE PROVIDERS & SERVICES (3.1%)
Acadia Healthcare(a)	11,930	424,469
Aceto Corp.	30,840	77,717
Amedisys, Inc.(a)	6,289	415,640
AMN Healthcare Services, Inc.(a)	8,690	580,926
Biotelemetry, Inc.(a)	13,890	530,598
Chemed Corp.	1,830	564,043
CorVel Corp.(a)	3,650	179,033
Cross Country Healthcare, Inc.(a)	11,830	148,821
Diplomat Pharmacy, Inc.(a)	14,150	308,329
Encompass Health Corp.	8,900	541,298
HealthEquity, Inc.(a)	2,990	196,353
Kindred Healthcare, Inc.(a)	6,398	56,942
LHC Group, Inc.(a)	5,310	395,170
Magellan Health Services, Inc.(a)	4,180	350,493
Molina Healthcare, Inc.(a)	2,755	229,354
Owens & Minor, Inc.	22,495	365,544
Patterson Companies, Inc.	11,380	264,926
Providence Service Corp.(a)	4,680	355,118
Select Medical Holdings Corp.(a)	7,560	136,458
The Ensign Group, Inc.	3,020	84,167
Tivity Health, Inc.(a)	5,790	208,151
U.S. Physical Therapy, Inc.	1,160	105,850
WellCare Group, Inc.(a)	2,880	590,861
		7,110,261
HEALTH CARE TECHNOLOGY (0.6%)
Allscripts Healthcare Solutions, Inc.(a)	9,226	107,206
Computer Programs & Systems, Inc.	830	24,775
Healthstream, Inc.	1,710	39,655
HMS Holdings Corp.(a)	5,770	103,918
Medidata Solutions, Inc.(a)	8,110	578,730
Omnicell, Inc.(a)	5,760	248,256
Quality Systems, Inc.(a)	13,550	181,976
		1,284,516

	Shares	Value
HOTELS, RESTAURANTS & LEISURE (1.9%)
Belmond Ltd.(a)	8,700	$93,090
Biglari Holdings, Inc.(a)	917	313,852
Cracker Barrel Old Country Store, Inc.	1,800	296,262
DineEquity, Inc.	1,520	120,597
Domino's Pizza, Inc.	3,344	808,345
Dunkin' Brands Group, Inc.	5,860	357,225
El Pollo Loco Holdings, Inc.(a)	9,520	95,200
Fiesta Restaurant Group, Inc.(a)	1,880	39,480
ILG, Inc.	5,740	195,906
International Speedway Corp., Class A	3,850	158,235
Jack in the Box, Inc.	2,320	208,104
Marcus Corp.	2,560	76,288
Marriott Vacations Worldwide Corp.	3,390	415,648
Papa John's International, Inc.	1,970	122,140
Shake Shack, Inc.(a)	3,170	150,924
Six Flags Entertainment Corp.	4,970	314,303
Sonic Corp.	3,470	89,908
The Wendy's Co.	15,430	258,298
Wingstop, Inc.	6,260	305,864
		4,419,669
HOUSEHOLD DURABLES (2.2%)
Cavco Industries, Inc.(a)	2,070	352,624
Ethan Allen Interiors, Inc.	1,690	37,264
Helen of Troy Ltd.(a)	1,870	166,711
Installed Building Products, Inc.(a)	5,560	320,812
iRobot Corp.(a)	3,960	231,106
KB HOME	14,670	389,489
La-Z-Boy, Inc.	2,750	79,200
LGI Homes, Inc.(a)	6,170	426,964
M.D.C. Holdings, Inc.	3,041	88,219
M/I Homes, Inc.(a)	9,410	286,817
Meritage Homes Corp.(a)	2,360	105,020
NVR, Inc.(a)	295	914,500
Tempur-Pedic International, Inc.(a)	2,820	126,195
Toll Brothers, Inc.	13,890	585,602
TopBuild Corp.(a)	6,230	496,531
TRI Pointe Group, Inc.(a)	22,360	382,580
Tupperware Corp.	2,980	132,789
Universal Electronics, Inc.(a)	1,110	51,393
William Lyon Homes, Class A(a)	1,290	34,649
		5,208,465
HOUSEHOLD PRODUCTS (0.3%)
Central Garden & Pet Co.(a)	1,940	72,731
Central Garden & Pet Co., Class A(a)	7,180	254,890
Energizer Holdings, Inc.	3,600	206,496
WD-40 Co.	1,060	139,814
		673,931
INDUSTRIAL CONGLOMERATES (0.2%)
Carlisle Co., Inc.	3,990	429,843
Raven Industries, Inc.	3,690	135,054
		564,897

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
INSURANCE (4.4%)
Alleghany Corp.	1,321	$759,139
American Equity Investment Life Holding Co.	12,440	375,688
American Financial Group, Inc.	5,420	613,653
Amerisafe, Inc.	1,120	66,416
ASGN, Inc.(a)	6,460	520,870
Aspen Insurance Holdings Ltd.	7,680	326,016
Brown & Brown, Inc.	13,080	356,168
CNO Financial Group, Inc.	21,380	458,387
eHealth, Inc.(a)	810	15,260
Employers Holdings, Inc.	1,950	79,755
First American Financial Corp.	6,110	312,282
Genworth Financial, Inc., Class A(a)	140,870	388,801
HCI Group, Inc.	760	31,836
Horace Mann Educators Corp.	3,940	176,118
Infinity Property & Casualty Corp.	2,110	278,520
Kemper Corp.	5,390	363,825
Maiden Holdings Ltd.	26,540	203,031
Mercury General Corp.	3,980	182,005
Old Republic International Corp.	20,420	416,568
Primerica, Inc.	4,590	444,083
ProAssurance Corp.	3,040	143,792
Reinsurance Group of America, Inc.	5,350	799,290
RenaissanceRe Holdings Ltd.	2,890	393,156
RLI Corp.	2,250	142,380
Safety Insurance Group, Inc.	950	76,000
Selective Insurance Group, Inc.	3,370	199,504
Stewart Information Services Corp.	7,220	301,146
The Hanover Insurance Group, Inc.	3,860	443,321
The Navigators Group, Inc.	3,780	213,570
Third Point Reinsurance Ltd.(a)	18,250	242,725
United Fire Group, Inc.	3,710	186,576
United Insurance Holdings Corp.	5,890	111,085
Universal Insurance Holdings, Inc.	2,110	68,470
W.R. Berkley Corp.	7,250	540,560
		10,229,996
INTERNET & CATALOG RETAIL (0.1%)
Shutterfly, Inc.(a)	2,160	174,787
INTERNET & DIRECT MARKETING RETAIL (0.2%)
FTD Companies, Inc.(a)	15,230	98,081
Nutrisystem, Inc.	6,110	177,190
PetMed Express, Inc.	4,810	160,943
		436,214
INTERNET SOFTWARE & SERVICES (1.3%)
Alarm.com Holding, Inc.(a)	1,350	54,513
Blucora, Inc.(a)	2,490	64,740
Cars.com, Inc.(a)	4,330	123,318
DHI Group, Inc.(a)	208,560	291,984
J2 Global, Inc.	4,650	369,117
Liquidity Services, Inc.(a)	1,710	11,030
LivePerson, Inc.(a)	2,470	41,496
LogMeIn, Inc.	4,470	492,594
NIC, Inc.	5,070	75,290

	Shares	Value
QuinStreet, Inc.(a)	24,630	$276,841
Shutterstock, Inc.(a)	3,160	133,162
SPS Commerce, Inc.(a)	2,480	170,054
Stamps.com, Inc.(a)	2,640	601,260
XO Group, Inc.(a)	9,330	202,274
		2,907,673
IT SERVICES (2.6%)
Acxiom Corp.(a)	4,090	106,258
Broadridge Financial Solutions, Inc.	9,030	968,106
CACI International, Inc., Class A(a)	2,560	386,688
Cardtronics PLC, Class A(a)	3,270	85,837
Convergys Corp.	10,770	251,587
CoreLogic, Inc.(a)	7,180	355,410
CSG Systems International, Inc.	1,930	82,585
ExlService Holdings, Inc.(a)	4,060	234,708
Forrester Research, Inc.	760	30,248
Jack Henry & Associates, Inc.	5,430	648,776
Leidos Holdings, Inc.	7,990	513,198
ManTech International Corp., Class A	3,000	177,270
MAXIMUS, Inc.	5,530	373,994
Perficient, Inc.(a)	1,860	45,998
Sabre Corp.	11,090	228,897
Science Applications International Corp.	2,720	233,349
Sykes Enterprises, Inc.(a)	5,510	158,468
Teradata Corp.(a)	6,900	282,348
Travelport Worldwide Ltd.	1,140	19,540
TTEC Holdings, Inc.	3,150	100,800
Virtusa Corp.(a)	7,470	359,606
WEX, Inc.(a)	3,080	498,714
		6,142,385
LEISURE PRODUCTS (0.5%)
Brunswick Corp.	5,060	302,993
Callaway Golf Co.	5,740	99,072
Nautilus Group, Inc.(a)	2,140	31,137
Polaris Industries, Inc.	4,510	472,738
Sturm Ruger & Co., Inc.	1,140	62,985
Vista Outdoor, Inc.(a)	10,700	179,225
		1,148,150
LIFE SCIENCES TOOLS & SERVICES (0.7%)
Bio-Rad Laboratories, Inc., Class A(a)	1,540	390,713
Bio-Techne Corp.	3,190	481,403
Cambrex Corp.(a)	1,870	99,017
Charles River Laboratories International, Inc.(a)	4,600	479,274
Luminex Corp.	2,960	63,196
Syneos Health, Inc.(a)	3,380	128,778
		1,642,381
MACHINERY (4.0%)
Actuant Corp., Class A	2,940	69,237
AGCO Corp.	5,890	369,185
Alamo Group, Inc.	2,120	232,076
Albany International Corp., Class A	2,680	158,522
Astec Industries, Inc.	1,180	65,561

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Barnes Group, Inc.	4,040	$224,341
Briggs & Stratton Corp.	8,710	157,041
Chart Industries, Inc.(a)	1,790	101,565
CIRCOR International, Inc.	1,250	52,963
Crane Co.	3,010	251,756
Donaldson Company, Inc.	6,380	282,379
EnPro Industries, Inc.	4,480	336,672
ESCO Technologies, Inc.	1,510	84,334
Federal Signal Corp.	3,170	68,662
Franklin Electric Co., Inc.	1,990	81,590
Graco, Inc.	12,900	567,471
Greenbrier Companies, Inc.	5,560	243,806
Harsco Corp.(a)	10,600	216,770
Hillenbrand, Inc.	3,200	148,320
IDEX Corp.	5,130	685,676
ITT, Inc.	4,730	231,250
John Bean Technologies Corp.	3,395	365,811
Kennametal, Inc.	4,540	165,483
Lincoln Electric Holdings, Inc.	3,760	311,591
Lindsay Corp.	820	72,045
Lydall, Inc.(a)	1,060	47,276
Mueller Industries, Inc.	2,680	72,842
Nordson Corp.	3,620	465,532
Oshkosh Truck Corp.	4,440	320,390
Proto Labs, Inc.(a)	4,030	480,175
SPX Corp.(a)	2,210	69,924
SPX FLOW, Inc.(a)	2,420	108,900
Standex International Corp.	970	94,042
Tennant Co.	1,240	91,760
Terex Corp.	4,510	164,705
The Timken Co.	3,850	164,588
Titan International, Inc.	11,420	117,626
Toro Co.	5,920	345,669
Trinity Industries, Inc.	11,600	369,692
Wabash National Corp.	3,680	73,821
Wabtec Corp.	5,020	445,826
Watts Water Technologies, Inc., Class A	1,620	120,690
Woodward, Inc.	3,510	252,509
		9,350,074
MARINE (0.3%)
Kirby Corp.(a)	4,580	390,674
Matson, Inc.	6,540	191,164
		581,838
MEDIA (1.2%)
Cable One, Inc.	426	270,561
Cinemark Holdings, Inc.	6,300	246,771
EW Scripps Co. (The), Class A	2,860	31,832
Gannett Company, Inc.	29,510	285,362
Live Nation, Inc.(a)	11,962	472,140
Meredith Corp.	2,530	131,054
New Media Investment Group, Inc.	12,200	202,276
New York Times Co. (The), Class A	12,030	282,103
Scholastic Corp.	5,210	215,694
TEGNA, Inc.	14,410	152,314

	Shares	Value
Wiley (John) & Sons, Inc., Class A	2,710	$178,725
World Wrestling Entertainment, Inc.	10,390	413,418
		2,882,250
METALS & MINING (2.1%)
AK Steel Holding Corp.(a)	33,150	152,159
Allegheny Technologies, Inc.(a)	10,660	283,236
Carpenter Technology Corp.	2,790	148,596
Century Aluminum Co.(a)	3,020	52,759
Commercial Metals Co.	16,120	338,681
Compass Minerals International, Inc.	2,130	143,349
Haynes International, Inc.	4,180	174,766
Kaiser Aluminum Corp.	1,210	119,233
Materion Corp.	1,110	56,333
Olympic Steel, Inc.	18,990	445,316
Reliance Steel & Aluminum Co.	7,850	690,172
Royal Gold, Inc.	5,870	521,256
Steel Dynamics, Inc.	12,990	582,082
SunCoke Energy, Inc.(a)	12,260	140,867
TimkenSteel Corp.(a)	13,765	231,114
United States Steel Corp.	17,770	601,159
Worthington Industries, Inc.	4,670	207,955
		4,889,033
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (0.3%)
Apollo Commercial Real Estate Finance, Inc.	9,880	178,037
Armour Residential REIT, Inc.	6,990	158,184
Capstead Mortgage Corp.	11,960	105,248
Invesco Mortgage Capital	12,690	205,959
Pennymac Mortgage Investment Trust	2,980	52,418
		699,846
MULTILINE RETAIL (0.7%)
Big Lots, Inc.	5,380	228,381
Dillard's, Inc.	7,940	591,927
Fred's, Inc.	26,440	63,324
J.C. Penney Co., Inc.(a)	79,090	230,152
Ollie's Bargain Outlet Holdings, Inc.(a)	7,600	472,720
		1,586,504
MULTI-UTILITIES (0.5%)
Avista Corp.	3,530	183,066
Black Hills Corp.	3,550	201,214
MDU Resources Group, Inc.	11,290	318,039
NorthWestern Corp.	2,890	158,777
Vectren Corp.	4,500	316,215
		1,177,311
OIL, GAS & CONSUMABLE FUELS (2.6%)
Callon Petroleum Corp.(a)	15,590	216,857
Carrizo Oil & Gas, Inc.(a)	5,030	100,952
Cloud Peak Energy, Inc.(a)	82,100	261,899
CNX Resources Corp.(a)	19,490	289,621
CONSOL Energy, Inc.(a)	1,517	47,710
Denbury Resources, Inc.(a)	17,840	58,694
Energen Corp.(a)	6,350	415,544
Green Plains Renewable Energy, Inc.	24,770	460,722

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Gulfport Energy Corp.(a)	20,520	$190,836
HollyFrontier Corp.	14,518	881,097
Matador Resources Co.(a)	5,480	179,415
Murphy Oil Corp.	13,960	420,336
Par Pacific Holdings, Inc.(a)	11,980	202,103
PBF Energy, Inc.	14,970	573,800
PDC Energy, Inc.(a)	4,420	236,647
QEP Resources, Inc.(a)	29,440	358,579
REX American Resources Corp.(a)	1,500	112,170
SM Energy Co.	5,970	142,982
Southwestern Energy Co.(a)	25,450	104,345
SRC Energy, Inc.(a)	11,210	123,758
World Fuel Services Corp.	16,890	362,628
WPX Energy, Inc.(a)	20,680	353,421
		6,094,116
PAPER & FOREST PRODUCTS (0.9%)
Boise Cascade Co.	7,420	308,672
Clearwater Paper Corp.(a)	6,650	157,273
Domtar Corp.	10,020	439,878
KapStone Paper & Packaging Corp.	8,810	303,240
Louisiana-Pacific Corp.	18,610	527,221
Neenah Paper, Inc.	1,250	97,500
P.H. Glatfelter & Co.	11,240	234,804
		2,068,588
PERSONAL PRODUCTS (0.4%)
Avon Products, Inc.(a)	29,260	74,028
Edgewell Personal Care Co.(a)	3,600	158,580
Inter Parfums, Inc.	2,490	127,488
Medifast, Inc.	3,020	303,147
Nu Skin Enterprises, Inc.	2,860	203,489
		866,732
PHARMACEUTICALS (1.4%)
Akorn, Inc.(a)	15,080	217,604
Amphastar Pharmaceuticals, Inc.(a)	2,530	48,298
ANI Pharmaceuticals, Inc.(a)	3,150	186,952
Catalent, Inc.(a)	13,220	543,474
Corcept Therapeutics, Inc.(a)	23,460	391,313
DepoMed, Inc.(a)	3,550	22,294
ENDO International PLC(a)	12,320	70,594
Heska Corp.(a)	1,930	157,526
Impax Laboratories, Inc.(a)	4,560	85,728
Innoviva, Inc.(a)	29,140	422,530
Lannett Co., Inc.(a)	1,900	29,640
Mallinckrodt PLC(a)	5,820	75,660
Phibro Animal Health Corp., Class A	4,200	177,660
Prestige Brands Holdings, Inc.(a)	3,270	96,269
Supernus Pharmaceuticals, Inc.(a)	11,760	551,544
The Medicines Co.(a)	3,930	118,254
		3,195,340
PROFESSIONAL SERVICES (1.5%)
Exponent, Inc.	1,520	131,328
FTI Consulting, Inc.(a)	4,970	290,248
Heidrick & Struggles International, Inc.	1,280	48,192

	Shares	Value
Insperity, Inc.	7,050	$565,763
Kelly Services, Inc., Class A	15,000	438,900
Korn/Ferry International, Inc.	7,640	408,434
Manpower, Inc.	5,670	542,732
Navigant Consulting, Inc.(a)	9,000	192,510
Resources Connection, Inc.	4,760	74,494
The Dun & Bradstreet Corp.	2,580	297,500
TrueBlue, Inc.(a)	9,670	257,706
WageWorks, Inc.(a)	3,980	165,767
		3,413,574
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.4%)
Alexander & Baldwin, Inc.	5,773	132,201
HFF, Inc., Class A	5,700	200,298
Jones Lang LaSalle, Inc.	2,674	453,270
RE/MAX Holdings, Inc.	1,140	61,731
		847,500
ROAD & RAIL (1.2%)
ArcBest Corp.	8,050	258,405
Avis Budget Group, Inc.(a)	7,410	366,128
Genesee & Wyoming, Inc., Class A(a)	3,800	270,560
Heartland Express, Inc.	2,973	53,009
Knight-Swift Transportion Holdings, Inc.	7,330	285,943
Landstar System, Inc.	2,470	251,075
Marten Transport Ltd.	2,936	57,252
Old Dominion Freight Line, Inc.	4,950	662,607
Roadrunner Transportation System, Inc.(a)	44,580	95,847
Ryder System, Inc.	5,690	383,677
Saia, Inc.(a)	1,420	93,791
Werner Enterprises, Inc.	2,930	100,499
		2,878,793
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.7%)
Advanced Energy Industries, Inc.(a)	3,520	209,616
Axcelis Technologies, Inc.(a)	14,010	308,220
Brooks Automation, Inc.	18,370	457,046
Cabot Microelectronics Corp.	3,080	312,466
CEVA, Inc.(a)	7,410	241,566
Cirrus Logic, Inc.(a)	6,560	239,243
Cohu, Inc.	15,050	322,070
Cree, Inc.(a)	5,440	203,021
Cypress Semiconductor Corp.	16,820	245,236
Diodes, Inc.(a)	1,840	52,532
DSP Group, Inc.(a)	1,120	13,384
First Solar, Inc.(a)	4,650	329,731
FormFactor, Inc.(a)	19,270	221,123
Integrated Device Technology, Inc.(a)	13,390	372,644
Kopin Corp.(a)	11,930	39,488
Kulicke & Soffa Industries, Inc.(a)	14,010	320,689
Maxlinear, Inc., Class A(a)	12,330	275,329
Microsemi Corp.(a)	8,060	521,401
MKS Instruments, Inc.	6,510	666,624
Monolithic Power Systems, Inc.	4,120	482,452
Nanometrics, Inc.(a)	2,210	54,852
PDF Solutions, Inc.(a)	1,270	14,160

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Photronics, Inc.(a)	18,480	$141,372
Power Integrations, Inc.	1,780	120,684
Rambus, Inc.(a)	11,480	154,980
Rudolph Technologies, Inc.(a)	13,530	342,985
Semtech Corp.(a)	3,410	134,013
Silicon Laboratories, Inc.(a)	3,910	363,239
Solaredge Technologies, Inc.(a)	2,110	111,092
Synaptics, Inc.(a)	5,660	246,323
Teradyne, Inc.	15,070	490,529
Ultra Clean Holdings, Inc.(a)	1,520	26,615
Veeco Instruments, Inc.(a)	8,819	136,254
Versum Materials, Inc.	9,860	346,875
Xperi Corp.	3,080	67,760
		8,585,614
SOFTWARE (2.7%)
8x8, Inc.(a)	6,230	126,158
ACI Worldwide, Inc.(a)	7,770	180,652
Blackbaud, Inc.	4,770	500,659
Bottomline Technologies, Inc.(a)	2,000	79,040
CDK Global, Inc.	7,470	487,343
CommVault Systems, Inc.(a)	2,600	181,870
Ebix, Inc.	3,940	305,350
Fair Isaac Corp.(a)	2,700	467,586
Fortinet, Inc.(a)	13,890	768,950
Manhattan Associates, Inc.(a)	3,920	168,795
Microstrategy, Inc., Class A(a)	969	123,509
Monotype Imaging Holdings, Inc.	2,060	45,629
Progress Software Corp.	4,950	182,804
PTC, Inc.(a)	6,720	553,392
Qualys, Inc.(a)	7,810	600,980
Synchronoss Technologies, Inc.(a)	13,220	148,064
TIVO Corp.	7,663	108,431
Tyler Technologies, Inc.(a)	2,890	632,679
Ultimate Software Group, Inc.(a)	2,348	563,332
Vasco Data Security International, Inc.(a)	1,490	23,095
		6,248,318
SPECIALTY RETAIL (5.4%)
Aaron's, Inc.	7,300	304,921
Abercrombie & Fitch Co., Class A	21,750	557,235
American Eagle Outfitters, Inc.	11,430	236,372
Asbury Automotive Group(a)	4,120	276,246
Ascena Retail Group, Inc.(a)	51,703	114,781
AutoNation, Inc.(a)	7,940	366,749
Barnes & Noble Education, Inc.(a)	50,650	364,173
Barnes & Noble, Inc.	54,770	303,973
Bed Bath & Beyond, Inc.	23,530	410,834
Big 5 Sporting Goods Corp.	51,990	436,716
Caleres, Inc.	8,055	263,640
Cato Corp., Class A	19,710	319,499
Chico’s FAS, Inc.	30,380	301,673
Children's Place Retail Stores, Inc.	1,200	153,060
Dick's Sporting Goods, Inc.	14,300	473,187
DSW, Inc.	11,110	247,753
Express, Inc.(a)	30,260	237,238

	Shares	Value
Finish Line, Inc., Class A	34,967	$474,502
Five Below, Inc.(a)	7,450	526,045
Francesca's Holdings Corp.(a)	22,880	113,256
GameStop Corp., Class A	26,600	363,090
Genesco, Inc.(a)	9,330	398,858
Group 1 Automotive, Inc.	4,970	324,790
Guess?, Inc.	13,870	323,032
Haverty Furniture Companies, Inc.	8,450	153,368
Hibbett Sports, Inc.(a)	16,940	460,768
Kirkland’s, Inc.(a)	19,380	205,234
Lithia Motors, Inc., Class A	1,930	185,010
Lumber Liquidators Holdings, Inc.(a)	1,730	41,641
MarineMax, Inc.(a)	12,020	259,632
Michaels Companies, Inc. The(a)	6,250	116,375
Monro Muffler Brake, Inc.	2,145	120,013
Office Depot, Inc.	142,866	327,163
Rent-A-Center, Inc.	4,170	42,159
Restoration Hardware, Inc.(a)	2,960	282,532
Sally Beauty Holdings, Inc.(a)	7,800	134,862
Shoe Carnival, Inc.	11,790	287,322
Signet Jewelers Ltd.	11,600	451,008
Sleep Number Corp.(a)	8,880	251,659
Sonic Automotive, Inc., Class A	16,240	321,552
Tailored Brands, Inc.	2,820	88,971
The Buckle, Inc.	2,025	46,676
The Tile Shop Holdings, Inc.	3,740	25,619
Urban Outfitters, Inc.(a)	4,980	200,545
Vitamin Shoppe, Inc.(a)	27,470	135,977
Williams-Sonoma, Inc.	4,520	216,056
Zumiez, Inc.(a)	8,880	207,792
		12,453,557
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (0.4%)
3D Systems Corp.(a)	5,820	58,433
Cray, Inc.(a)	2,470	58,909
Diebold, Inc.	8,830	135,541
Electronics for Imaging, Inc.(a)	2,730	75,621
NCR Corp.(a)	10,000	307,700
Super Micro Computer, Inc.(a)	15,700	277,890
		914,094
TEXTILES, APPAREL & LUXURY GOODS (1.2%)
Carter’s, Inc.	3,100	310,992
Crocs, Inc.(a)	5,150	81,370
Deckers Outdoor Corp.(a)	2,050	191,183
Fossil Group, Inc.(a)	18,410	275,229
G-III Apparel Group Ltd.(a)	8,040	293,379
Movado Group, Inc.	4,210	166,084
Oxford Industries, Inc.	1,150	88,596
Perry Ellis International, Inc.(a)	14,780	383,541
Skechers U.S.A., Inc., Class A(a)	14,980	426,930
Steven Madden Ltd.	3,247	156,668
Unifi, Inc.(a)	3,470	102,747
Vera Bradley, Inc.(a)	17,920	203,930
Wolverine World Wide, Inc.	6,130	183,655
		2,864,304

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
THRIFTS & MORTGAGE FINANCE (1.2%)
BofI Holding, Inc.(a)	9,710	$391,119
Dime Community Bancshares, Inc.	1,490	29,427
Homestreet, Inc.(a)	5,170	131,835
LendingTree, Inc.(a)	1,594	380,010
Meta Financial Group, Inc.	2,070	230,080
New York Community Bancorp, Inc.	31,710	376,715
NMI Holdings, Inc.(a)	24,770	343,064
Northfield Bancorp, Inc.	4,980	78,883
Northwest Bancshares, Inc.	3,450	57,270
Oritani Financial Corp.	2,820	43,146
Provident Financial Services, Inc.	3,730	97,428
TrustCo Bank Corp.	3,990	34,115
Walker & Dunlop, Inc.	8,310	474,584
Washington Federal, Inc.	5,670	180,023
		2,847,699
TRADING COMPANIES & DISTRIBUTORS (1.0%)
Applied Industrial Technologies, Inc.	2,190	140,050
DXP Enterprises, Inc.(a)	7,930	287,859
GATX Corp.	3,640	237,474
Kaman Corp., Class A	1,720	104,301
MSC Industrial Direct Co., Inc., Class A	2,840	245,490
Now, Inc.(a)	32,600	395,438
Veritiv Corp.(a)	12,550	477,527
Watsco, Inc.	2,060	344,885
		2,233,024
WATER UTILITIES (0.2%)
American States Water Co.	2,020	112,554
Aqua America, Inc.	8,172	287,246
California Water Service Group	2,820	109,275
		509,075

	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Spok Holdings, Inc.	6,650	$99,085
Telephone & Data Systems, Inc.	14,720	402,298
		501,383
TOTAL COMMON STOCKS (COST $198,625,333)		229,966,275
MONEY MARKET FUND (1.0%)
Federated Government Obligations Fund, Institutional Shares, 1.56%(b)	2,218,026	2,218,026
TOTAL MONEY MARKET FUND (COST $2,218,026)		2,218,026
TOTAL INVESTMENTS (COST $200,843,359) 100.0%		232,184,301
OTHER ASSETS IN EXCESS OF LIABILITIES 0.0%		18,127
NET ASSETS 100.0%		$232,202,428
(a)	Represents non-income producing security.
(b)	Variable rate money market investment. The rate shown represents the rate as of April 30, 2018.

ADR – American Depositary Receipt

PLC – Public Limited Company

REIT – Real Estate Investment Trust

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD INTERNATIONAL ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward International Enhanced Index Fund investments by Country.

Country Diversification	Percent*
United Kingdom	20.3%
Canada	17.4
Japan	8.3
China	7.4
Brazil	5.8
Taiwan, Province of China	5.6
Netherlands	5.1
Republic of Korea (South)	2.8
France	2.8
Germany	2.7
Hong Kong	2.6
Spain	2.6
India	2.1
Switzerland	2.1
Mexico	2.1
Australia	2.0
United States	1.7
Ireland (Republic of)	1.2
Italy	1.2
Chile	0.9
Finland	0.5
Luxembourg	0.5
Norway	0.4
Sweden	0.4
South Africa	0.4
Indonesia	0.3
Bermuda	0.3
Colombia	0.2
Russian Federation	0.1
Jersey	0.1
Total Investments	99.9%
*	Percentages indicated are based on net assets as of April 30, 2018.

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (98.3%)
AEROSPACE & DEFENSE (0.1%)
Embraer SA, Sponsored ADR	5,060	$127,613
AIRLINES (0.4%)
LATAM Airlines Group SA, Sponsored ADR	16,310	249,054
Ryanair Holdings PLC, Sponsored ADR(a)	2,638	290,101
		539,155
AUTO COMPONENTS (0.3%)
Magna International, Inc., Class A, ADR	7,970	470,230
AUTOMOBILES (3.9%)
Ferrari NV	2,770	339,824
Fiat Chrysler Automobiles NV	19,110	417,171
Honda Motor Co. Ltd., Sponsored ADR	34,910	1,199,507
Toyota Motor Corp., Sponsored ADR	26,510	3,472,280
		5,428,782
BANKS (21.9%)
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	124,690	1,005,001
Banco Bradesco SA, Sponsored ADR	141,876	1,390,385
Banco de Chile, Sponsored ADR	1,564	153,272
Banco Santander Central Hispano SA, Sponsored ADR	280,385	1,828,110
Banco Santander Chile SA, Sponsored ADR	4,294	141,831
Bancolombia SA, Sponsored ADR	2,360	112,478
Bank of Montreal	13,930	1,057,705
Bank of Nova Scotia	23,750	1,459,675
Barclays PLC, Sponsored ADR	70,709	815,982
Beigene Ltd., Sponsored ADR(a)	1,400	237,412
Canadian Imperial Bank of Commerce	9,600	835,680
Credicorp Ltd.	1,569	364,777
HDFC Bank Ltd., Sponsored ADR	10,160	973,430
HSBC Holdings PLC, Sponsored ADR	76,431	3,841,422
ICICI Bank Ltd., Sponsored ADR	42,680	363,207
ING Groep N.V., Sponsored ADR	73,600	1,235,744
Itau Unibanco Banco Multiplo SA, Sponsored ADR	133,218	1,935,657
KB Financial Group, Inc., Sponsored ADR	16,180	912,552
Lloyds Banking Group PLC, Sponsored ADR	305,785	1,091,652
Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	258,040	1,723,707
Mizuho Financial Group, Inc., Sponsored ADR	225,180	819,655
Open Text Corp.	8,290	292,886
Royal Bank of Canada	30,560	2,324,088
Royal Bank of Scotland Group PLC, Sponsored ADR(a)	21,118	157,963
Shinhan Financial Group Co. Ltd., Sponsored ADR	18,820	839,748
Sumitomo Mitsui Financial Group, Inc., Sponsored ADR	131,420	1,103,928
The Toronto-Dominion Bank	36,100	2,027,015
Westpac Banking Corp., Sponsored ADR	62,485	1,339,678
Woori Bank, Sponsored ADR	4,290	191,849
		30,576,489

	Shares	Value
BEVERAGES (0.8%)
Fomento Economico, Sponsored ADR	11,700	$1,130,922
BIOTECHNOLOGY (0.9%)
Shire PLC, Sponsored ADR	7,879	1,256,149
CAPITAL MARKETS (3.1%)
Brookfield Asset Management, Inc., Class A	19,848	786,775
Credit Suisse Group, Sponsored ADR	43,829	735,012
Deutsche Bank AG	39,530	539,980
Nomura Holdings, Inc., Sponsored ADR	71,390	409,065
Thomson Reuters Corp.	13,048	524,790
UBS Group AG	75,670	1,271,256
		4,266,878
CHEMICALS (0.9%)
Nutrien Ltd.	12,193	555,147
Sasol Ltd., Sponsored ADR	14,800	525,844
Sociedad Quimica y Minera de Chile SA, Sponsored ADR	2,440	133,932
		1,214,923
COMMERCIAL SERVICES & SUPPLIES (0.5%)
Waste Connections, Inc.	10,010	723,723
COMMUNICATIONS EQUIPMENT (0.9%)
Nokia Oyj, Sponsored ADR	113,670	683,157
Telefonektiebolaget LM Ericsson, Sponsored ADR	67,640	510,682
		1,193,839
CONSTRUCTION MATERIALS (0.9%)
CEMEX SA de CV, Sponsored ADR(a)	64,255	399,024
CRH PLC, Sponsored ADR	18,480	653,453
James Hardie Industries PLC, Sponsored ADR	12,330	219,597
		1,272,074
DIVERSIFIED CONSUMER SERVICES (0.2%)
TAL Education Group, Sponsored ADR	7,410	269,872
DIVERSIFIED FINANCIAL SERVICES (0.4%)
ORIX Corp., Sponsored ADR	5,920	521,019
DIVERSIFIED TELECOMMUNICATION SERVICES (4.2%)
BCE, Inc.	19,375	822,469
BT Group PLC, Sponsored ADR	35,940	619,965
China Telecom Corp. Ltd., Sponsored ADR	4,370	210,634
China Unicom Ltd., Sponsored ADR(a)	20,675	290,070
Chunghwa Telecom Co. Ltd., Sponsored ADR	20,165	766,068
Orange SA, Sponsored ADR	46,310	843,305
PT Telekomunikasi Indonesia, Sponsored ADR	15,340	418,015
Telecom Italia S.p.A., Sponsored ADR(a)	22,020	220,420
Telecom Italia S.p.A., Sponsored ADR	8,730	75,340
Telefonica Brasil SA, Sponsored ADR	13,870	195,844
Telefonica SA, Sponsored ADR	86,463	877,600
TELUS Corp.	13,430	480,660
		5,820,390

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
ELECTRIC UTILITIES (0.7%)
Companhia Energetica de Minas Gerais, Sponsored ADR	21,315	$50,943
Enersis SA, Sponsored ADR	40,290	457,291
Korea Electric Power Corp., Sponsored ADR	28,830	501,354
		1,009,588
ELECTRICAL EQUIPMENT (0.7%)
ABB Ltd., Sponsored ADR	42,310	984,554
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.5%)
Kyocera Corp., Sponsored ADR	8,560	544,245
LG Display Co. Ltd., Sponsored ADR	14,860	160,488
		704,733
ENERGY EQUIPMENT & SERVICES (0.2%)
Tenaris SA, Sponsored ADR	5,750	214,935
FOOD PRODUCTS (0.2%)
BRF-Brasil Foods SA, Sponsored ADR(a)	31,720	226,164
HEALTH CARE EQUIPMENT & SUPPLIES (0.6%)
Smith & Nephew PLC, Sponsored ADR	21,010	816,659
HEALTH CARE PROVIDERS & SERVICES (0.5%)
Fresenius Medical Care AG & Co., Sponsored ADR	14,540	735,288
HOTELS, RESTAURANTS & LEISURE (1.0%)
Carnival PLC, Sponsored ADR	7,260	469,359
InterContinental Hotels Group PLC, Sponsored ADR	8,201	521,912
Restaurant Brands International, Inc.	6,845	372,505
		1,363,776
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS (0.1%)
Empresa Nacional de Electricidad SA, Sponsored ADR	7,950	189,528
INDUSTRIAL CONGLOMERATES (0.7%)
Koninklijke Royal Philips Electronics N.V., Sponsored NY Shares	24,524	1,035,403
INSURANCE (2.9%)
Aegon N.V., Sponsored NY Shares	30,138	218,802
China Life Insurance Co. Ltd., Sponsored ADR	68,940	972,054
Manulife Financial Corp.	44,350	836,884
Prudential PLC, Sponsored ADR	27,290	1,400,523
Sun Life Financial, Inc.	16,760	691,853
		4,120,116
INTERNET & DIRECT MARKETING RETAIL (0.9%)
Ctrip.com International Ltd., Sponsored ADR(a)	11,170	456,853
JD.com, Inc., Sponsored ADR(a)	18,800	686,388
Vishop Holdings Ltd., Sponsored ADR(a)	7,790	120,589
		1,263,830

	Shares	Value
INTERNET SOFTWARE & SERVICES (4.6%)
58.com, Inc., Sponsored ADR(a)	2,410	$210,610
Alibaba Group Holding Ltd., Sponsored ADR(a)	25,290	4,515,276
Baidu, Inc., Sponsored ADR(a)	6,254	1,569,129
Weibo Corp., Sponsored ADR(a)	1,470	168,344
		6,463,359
IT SERVICES (1.4%)
CGI Group, Inc., Class A(a)	9,840	569,736
Infosys Technologies Ltd., Sponsored ADR	61,940	1,094,480
Wipro Ltd., Sponsored ADR	62,360	298,081
		1,962,297
LIFE SCIENCES TOOLS & SERVICES (0.4%)
QIAGEN N.V.(a)	17,284	565,360
MACHINERY (0.1%)
CNH Industrial NV	11,850	145,162
MEDIA (1.1%)
Grupo Televisa SA, Sponsored ADR	22,840	409,293
Pearson PLC, Sponsored ADR	21,180	241,875
Shaw Communications, Inc., Class B	17,680	363,678
WPP PLC, Sponsored ADR	6,010	514,576
		1,529,422
METALS & MINING (6.4%)
Agnico-Eagle Mines Ltd.	6,020	253,382
Arcelor Mittal, Class A, Sponsored NY Shares(a)	10,653	360,498
Barrick Gold Corp., ADR	25,590	344,697
BHP Billiton Ltd., Sponsored ADR	29,380	1,373,515
BHP Billiton PLC, Sponsored ADR	19,330	818,432
Franco Nevada Corp.	4,610	327,126
Gerdau SA, Sponsored ADR	7,250	33,857
Goldcorp, Inc.	17,957	238,649
Kinross Gold Corp.(a)	19,510	75,699
POSCO, Sponsored ADR	12,510	1,061,474
Randgold Resources Ltd., Sponsored ADR	2,400	194,640
Rio Tinto PLC, Sponsored ADR	22,112	1,215,054
Southern Copper Corp.	2,373	125,318
Teck Resources Ltd.	8,773	220,465
Vale SA, Sponsored ADR	134,600	1,862,864
Vedanta Ltd., Sponsored ADR	8,520	150,974
Wheaton Precious Metals Corp.	10,880	226,195
		8,882,839
MULTI-UTILITIES (0.9%)
National Grid PLC, Sponsored ADR	21,249	1,236,267
OIL, GAS & CONSUMABLE FUELS (16.6%)
BP PLC, Sponsored ADR	63,962	2,852,066
Cameco Corp.	7,730	81,397
Canadian Natural Resources Ltd.	18,910	682,273
Cenovus Energy, Inc.	15,050	150,952
China Petroleum & Chemical Corp., Sponsored ADR	10,936	1,066,697
CNOOC Ltd., Sponsored ADR	6,340	1,071,523

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
Crescent Point Energy Corp.	6,910	$60,601
Ecopetrol SA, Sponsored ADR	3,830	84,566
Enbridge, Inc.	32,240	975,905
Encana Corp.	13,890	173,347
ENI S.p.A., Sponsored ADR	25,320	991,784
Imperial Oil Ltd.	7,320	227,872
Pembina Pipeline Corp.	10,970	349,504
PetroChina Co. Ltd., Sponsored ADR	9,435	694,510
Petroleo Brasileiro SA, Sponsored ADR(a)	83,300	1,095,395
Petroleo Brasileiro SA, Class A, Sponsored ADR(a)	62,170	875,975
Royal Dutch Shell PLC, Sponsored ADR	43,505	3,041,000
Royal Dutch Shell PLC, Class B, Sponsored ADR	35,390	2,562,944
Statoil ASA, Sponsored ADR	23,807	609,459
Suncor Energy, Inc.	34,938	1,335,680
Total SA, Sponsored ADR	48,780	3,054,116
TransCanada Corp.	19,400	823,530
Ultrapar Participacoes SA, Sponsored ADR	22,070	382,252
		23,243,348
PERSONAL PRODUCTS (2.9%)
Unilever N.V., Sponsored NY Shares	40,170	2,294,511
Unilever PLC, Sponsored ADR	32,124	1,797,980
		4,092,491
PHARMACEUTICALS (0.1%)
Valeant Pharmaceuticals International, Inc.(a)	8,078	145,969
PROFESSIONAL SERVICES (1.1%)
RELX N.V., Sponsored ADR	31,005	659,476
RELX PLC, Sponsored ADR	38,858	840,110
		1,499,586
ROAD & RAIL (1.3%)
Canadian National Railway Co.	15,780	1,219,478
Canadian Pacific Railway Ltd.	3,502	638,905
		1,858,383
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.5%)
ASML Holding N.V., Sponsored NY Shares	8,477	1,597,491
STMicroelectronics N.V., Sponsored NY Shares	14,260	310,012
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	149,448	5,746,276
		7,653,779

	Shares	Value
SOFTWARE (1.8%)
SAP AG, Sponsored ADR	22,590	$2,503,650
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (1.0%)
ASE Industrial Holding Co. Ltd., ADR(a)	55,075	301,260
BlackBerry Ltd.(a)	12,850	134,539
CANON, Inc., Sponsored ADR	29,070	997,392
		1,433,191
TEXTILES, APPAREL & LUXURY GOODS (0.2%)
Gildan Activewear, Inc.	9,340	272,074
WIRELESS TELECOMMUNICATION SERVICES (4.5%)
America Movil SA, Sponsored ADR	52,060	962,589
China Mobile Ltd., Sponsored ADR	46,620	2,212,586
Mobile TeleSystems PJSC, Sponsored ADR	14,020	147,210
NTT DOCOMO, Inc., Sponsored ADR	30,380	764,968
Rogers Communications, Inc., Class B	10,550	498,066
SK Telecom Co. Ltd., Sponsored ADR	10,340	245,575
Vodafone Group PLC, Sponsored ADR	50,399	1,482,235
		6,313,229
TOTAL COMMON STOCKS (COST $121,584,115)		137,277,038
MONEY MARKET FUND (1.6%)
Federated Government Obligations Fund, Institutional Shares, 1.56%(b)	2,188,340	2,188,340
TOTAL MONEY MARKET FUND (COST $2,188,340)		2,188,340
TOTAL INVESTMENTS (COST $123,772,455) 99.9%		139,465,378
OTHER ASSETS IN EXCESS OF LIABILITIES 0.1%		143,917
NET ASSETS 100.0%		$139,609,295
(a)	Represents non-income producing security.
(b)	Variable rate money market investment. The rate shown represents the rate as of April 30, 2018.

ADR – American Depositary Receipt

PLC – Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD SELECT BOND FUND

The table below sets forth the diversification of the Steward Select Bond Fund investments by Industry.

Industry Diversification	Percent*
U.S. Treasury Obligations	16.9%
U.S. Government Agencies	14.8
U.S. Government Agency Mortgage-Backed Obligations	3.3
Municipal Bonds	1.2
Banks	6.5
Biotechnology	4.7
Food Products	4.4
Chemicals	3.8
Consumer Finance	3.1
Insurance	2.8
Capital Markets	2.8
Money Market Funds	2.6
Oil, Gas & Consumable Fuels	2.6
Specialty Retail	2.5
Semiconductors & Semiconductor Equipment	2.4
Diversified Telecommunication Services	2.2
Electric Utilities	2.2
Software	2.1
Beverages	2.1
Industrial Conglomerates	1.9
Aerospace & Defense	1.9
Multiline Retail	1.5
Food & Staples Retailing	1.4
Road & Rail	1.3
Electronic Equipment, Instruments & Components	1.1
Technology Hardware, Storage & Peripherals	1.0
Machinery	0.9
Air Freight & Logistics	0.6
Health Care Providers & Services	0.6
Hotels, Restaurants & Leisure	0.6
Household Durables	0.6
IT Services	0.6
Pharmaceuticals	0.5
Diversified Consumer Services	0.3
Communications Equipment	0.3
Internet Software & Services	0.3
Mortgage-Backed Securities – Financial Services	0.3
Equity Real Estate Investment Trusts	0.2
Commercial Services & Supplies	0.2
Total Investments	99.1%
*	Percentages indicated are based on net assets as of April 30, 2018.

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD SELECT BOND FUND

	Principal Amount	Value
CORPORATE BONDS (58.8%)
AEROSPACE & DEFENSE (1.9%)
Alcoa, Inc., 5.87%, 2/23/22	$2,000,000	$2,092,500
United Technologies Corp., 3.10%, 6/1/22	1,000,000	987,324
		3,079,824
AIR FREIGHT & LOGISTICS (0.6%)
FedEx Corp., 4.00%, 1/15/24	1,000,000	1,023,736
BANKS (6.3%)
Bank of America Corp., 5.63%, 7/1/20	1,500,000	1,579,540
Citigroup, Inc., 6.63%, 6/15/32	1,000,000	1,191,970
HSBC Bank USA, NA, 4.88%, 8/24/20	2,000,000	2,065,642
JPMorgan Chase & Co., 4.95%, 3/25/20	2,000,000	2,070,943
KeyCorp, 5.10%, 3/24/21	2,000,000	2,098,715
Manufacturers & Traders Trust Co., 2.65% (US0003M + 64 bps), 12/1/21, (Callable 6/4/18 @ 100)(a)	1,150,000	1,146,009
		10,152,819
BEVERAGES (2.1%)
PepsiCo, Inc., 3.00%, 8/25/21	3,435,000	3,436,145
BIOTECHNOLOGY (4.7%)
Abbvie, Inc., 4.50%, 5/14/35, (Callable 11/14/34 @ 100)	1,500,000	1,495,573
Amgen, Inc., 3.88%, 11/15/21, (Callable 8/15/21 @ 100)	4,000,000	4,068,546
Celgene Corp., 3.88%, 8/15/25, (Callable 5/15/25 @ 100)	1,000,000	981,159
Gilead Sciences, Inc., 4.40%, 12/1/21, (Callable 9/1/21 @ 100)	1,000,000	1,038,091
		7,583,369
CAPITAL MARKETS (2.8%)
Charles Schwab Corp., 4.45%, 7/22/20	1,250,000	1,287,697
Goldman Sachs Group, Inc., 5.95%, 1/15/27	1,500,000	1,647,671
Morgan Stanley, 5.75%, 1/25/21	1,500,000	1,594,579
		4,529,947
CHEMICALS (3.8%)
Dow Chemical Co., 4.25%, 11/15/20, (Callable 8/15/20 @ 100)	3,000,000	3,072,250
E.I. du Pont de Nemours & Co., 3.63%, 1/15/21	1,000,000	1,013,837
E.I. du Pont de Nemours & Co., 4.63%, 1/15/20	2,000,000	2,057,361
		6,143,448
COMMUNICATIONS EQUIPMENT (0.3%)
Cisco Systems, Inc., 4.45%, 1/15/20	500,000	514,297
CONSUMER FINANCE (3.1%)
Capital One Financial Corp., 4.75%, 7/15/21	2,000,000	2,078,167
John Deere Capital Corp., 2.25%, 4/17/19	2,000,000	1,995,259
John Deere Capital Corp., 2.75%, 3/15/22	1,000,000	978,439
		5,051,865
DIVERSIFIED CONSUMER SERVICES (0.3%)
Rensselaer Polytechnic Institute, 5.60%, 9/1/20	400,000	419,600
DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
AT&T, Inc., 4.45%, 5/15/21	1,500,000	1,546,701
Verizon Communications, Inc., 4.60%, 4/1/21	2,000,000	2,078,934
		3,625,635

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD SELECT BOND FUND

	Principal Amount	Value
ELECTRIC UTILITIES (2.2%)
Duke Energy Ohio, Inc., 5.45%, 4/1/19	$1,154,000	$1,183,010
Entergy Gulf States Louisiana LLC, 3.95%, 10/1/20, (Callable 7/1/20 @ 100)	1,500,000	1,523,136
Kansas City Power & Light Co., 7.15%, 4/1/19	775,000	805,144
		3,511,290
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.1%)
Corning, Inc., 3.70%, 11/15/23, (Callable 8/15/23 @ 100)	1,000,000	993,146
Tyco Electronics Group SA, 4.88%, 1/15/21	750,000	780,466
		1,773,612
FOOD & STAPLES RETAILING (1.4%)
CVS Health Corp., 4.00%, 12/5/23, (Callable 9/5/23 @ 100)	1,000,000	1,007,237
Walgreen Co., 5.25%, 1/15/19	260,000	264,271
Wal-Mart Stores, Inc., 4.25%, 4/15/21	1,000,000	1,036,834
		2,308,342
FOOD PRODUCTS (4.4%)
Campbell Soup Co., 4.50%, 2/15/19	1,500,000	1,522,350
General Mills, Inc., 5.65%, 2/15/19	1,500,000	1,532,953
JM Smucker Co. (The), 3.50%, 10/15/21	500,000	502,999
Kraft Food Group, Inc., 5.38%, 2/10/20	1,500,000	1,557,984
Tyson Foods, Inc., 4.50%, 6/15/22, (Callable 3/15/22 @ 100)	2,000,000	2,069,276
		7,185,562
HEALTH CARE PROVIDERS & SERVICES (0.6%)
Express Scripts Holding Co., 4.50%, 2/25/26, (Callable 11/27/25 @ 100)	1,000,000	1,002,826
HOTELS, RESTAURANTS & LEISURE (0.6%)
McDonald's Corp., 2.63%, 1/15/22	1,000,000	981,916
HOUSEHOLD DURABLES (0.6%)
Newell Rubbermaid, Inc., 4.00%, 6/15/22, (Callable 3/15/22 @ 100)	1,000,000	996,300
INDUSTRIAL CONGLOMERATES (1.9%)
General Electric Capital Corp., 4.38%, 9/16/20	1,000,000	1,026,531
Honeywell International Inc., 4.25%, 3/1/21	2,000,000	2,063,405
		3,089,936
INSURANCE (2.5%)
GE Global Insurance Holding Corp., 6.45%, 3/1/19	1,000,000	1,028,335
MetLife, Inc., 4.75%, 2/8/21	1,000,000	1,040,007
Prudential Financial, Inc., 5.87% (US0003M + 418 bps), 9/15/42, (Callable 9/15/22 @ 100)(a)	2,000,000	2,127,500
		4,195,842
IT SERVICES (0.6%)
Visa, Inc., 3.15%, 12/14/25, (Callable 9/14/25 @ 100)	1,000,000	975,147
MACHINERY (0.6%)
Caterpillar, Inc., 3.90%, 5/27/21	1,000,000	1,021,674
MORTGAGE-BACKED SECURITIES – FINANCIAL SERVICES (0.3%)
Opteum Mortgage Acceptance Corp., Class 2AD2, 5.85%, 12/25/35, (Callable 6/25/19 @ 100)(a)	446,679	460,555
MULTILINE RETAIL (1.5%)
Target Corp., 2.90%, 1/15/22	2,500,000	2,490,325
OIL, GAS & CONSUMABLE FUELS (2.6%)
Apache Corp., 3.25%, 4/15/22, (Callable 1/15/22 @ 100)	724,000	714,566
ConocoPhillips Co., 4.95%, 3/15/26, (Callable 12/15/25 @ 100)	1,000,000	1,078,847

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD SELECT BOND FUND

	Principal Amount	Value
Gulf South Pipeline Company LP, 4.00%, 6/15/22, (Callable 3/15/22 @ 100)	$1,500,000	$1,496,341
Occidental Petroleum Corp., 3.13%, 2/15/22, (Callable 11/15/21 @ 100)	1,000,000	997,149
		4,286,903
PHARMACEUTICALS (0.5%)
Teva Pharmaceutical Finance, 3.65%, 11/10/21	901,000	838,005
ROAD & RAIL (1.3%)
Union Pacific Corp., 4.16%, 7/15/22, (Callable 4/15/22 @ 100)	2,000,000	2,068,632
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.4%)
Qualcomm, Inc., 4.65%, 5/20/35, (Callable 11/20/34 @ 100)	4,000,000	3,968,491
SOFTWARE (2.1%)
Microsoft Corp., 3.45%, 8/8/36, (Callable 2/8/36 @ 100)	2,000,000	1,911,007
Oracle Corp., 5.00%, 7/8/19	1,500,000	1,541,907
		3,452,914
SPECIALTY RETAIL (2.5%)
Lowe's Companies, Inc., 3.80%, 11/15/21, (Callable 8/15/21 @ 100)	1,000,000	1,020,315
The Home Depot, Inc., 3.75%, 2/15/24, (Callable 11/15/23 @ 100)	2,000,000	2,037,129
The Home Depot, Inc., 4.40%, 4/1/21, (Callable 1/1/21 @ 100)	1,000,000	1,036,616
		4,094,060
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (1.0%)
Xerox Corp., 4.50%, 5/15/21	1,000,000	1,021,639
Xerox Corp., 6.35%, 5/15/18	532,000	532,650
		1,554,289
TOTAL CORPORATE BONDS (COST $97,987,681)		95,817,306
MUNICIPAL BONDS (1.2%)
Brainerd Independent School District No 181, GO, 5.00%, 2/1/23, (Callable 2/1/19 @ 100)	225,000	227,491
North Carolina State Turnpike Authority Triangle Expressway Systems Revenue, 5.13%, 1/1/20	450,000	468,252
Oklahoma Development Finance Authority Lease Revenue, 5.65%, 6/1/41, (Callable 6/1/21 @ 100)	150,000	156,868
Port Authority of New York & New Jersey Revenue, 6.40%, 3/15/27, (Callable 9/15/18 @ 100)	150,000	152,372
The City of New York, GO, 5.68%, 10/1/34, (Callable 10/1/19 @ 100)	1,000,000	1,036,170
TOTAL MUNICIPAL BONDS (COST $2,091,175)		2,041,153
U.S. GOVERNMENT AGENCIES (14.8%)
Federal Farm Credit Bank
1.08%, 8/15/19	1,000,000	983,019
2.96%, 11/17/25	1,000,000	969,361
		1,952,380
Federal Home Loan Bank
1.25%, 6/8/18	2,000,000	1,998,894
1.50%, 5/23/22(a)(b)	1,000,000	995,204
1.63%, 6/29/22(a)	1,000,000	977,790
1.70%, 9/13/22(a)	1,000,000	997,760
1.75%, 12/14/18	1,000,000	997,554
2.00%, 3/29/23(a)	1,000,000	999,746
2.24%, 11/29/22	1,000,000	970,240
2.25%, 7/26/27(a)	1,000,000	965,861
3.00%, 3/29/23	1,000,000	990,371
3.50%, 7/29/21	2,000,000	2,050,190
4.75%, 6/8/18	2,000,000	2,006,230
		13,949,840

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD SELECT BOND FUND

	Principal Amount	Value
Federal Home Loan Mortgage Corp.
1.02%, 7/27/21(a)	$500,000	$488,600
2.00%, 8/17/21(a)(b)	1,000,000	972,607
2.00%, 12/29/22(a)	1,000,000	985,969
2.25%, 2/28/22	1,000,000	972,304
2.50%, 1/30/23	500,000	489,856
2.50%, 3/29/22(a)(b)	1,000,000	988,301
3.75%, 3/27/19	1,500,000	1,519,800
		6,417,437
Federal National Mortgage Association
1.51%, 9/30/21	1,000,000	955,136
1.53%, 4/12/22	1,000,000	941,749
		1,896,885
TOTAL U.S. GOVERNMENT AGENCIES (COST $24,580,296)		24,216,542
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (3.3%)
Federal Home Loan Mortgage Corp.
1.25%, 2/26/21(a)	500,000	490,857
3.04% (H15T1Y + 225 bps), 5/1/36(a)	71,945	76,195
3.53% (US0012M + 179 bps), 10/1/37(a)	78,486	82,149
4.00%, 12/15/25	2,500,000	2,557,681
5.00%, 11/1/37	17,758	18,634
6.00%, 3/1/38	42,578	47,287
		3,272,803
Federal National Mortgage Association
2.32% (US0001M + 42 bps), 11/25/36(a)	96,054	96,412
3.13% (H15T1Y + 213 bps), 7/1/36(a)	30,006	30,040
3.70% (US0012M + 182 bps), 5/1/36(a)	130,716	137,676
3.79% (US0012M + 204 bps), 10/1/36(a)	18,511	18,508
5.00%, 1/1/35	35,714	37,541
5.50%, 9/1/36	10,686	10,753
6.00%, 6/1/36	228,926	243,294
6.00%, 9/1/36	85,797	91,673
6.00%, 5/1/37	33,563	35,900
		701,797
Government National Mortgage Association
3.38% (H15T1Y + 150 bps), 1/20/39(a)	69,814	69,920
4.25%, 10/20/38	153,028	155,548
4.50%, 8/20/38	123,220	125,986
4.50%, 5/20/39	243,141	246,993
4.50%, 6/15/40	217,809	229,602
5.00%, 5/20/40	111,307	117,212
5.50%, 12/20/38	15,913	16,607
6.00%, 6/15/37	47,707	53,177
6.00%, 10/15/37	45,684	50,922
6.50%, 10/20/38	14,291	15,057
		1,081,024
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (COST $4,913,811)		5,055,624

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD SELECT BOND FUND

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS (16.9%)
U.S. Treasury Notes
0.38%, 1/15/27	$1,030,770	$998,601
1.38%, 2/28/19	3,000,000	2,978,438
1.50%, 12/31/18	2,500,000	2,489,160
1.63%, 11/15/22	4,150,000	3,948,174
2.00%, 11/30/20	2,500,000	2,463,281
2.00%, 11/15/21	5,000,000	4,884,570
2.00%, 2/15/22	7,000,000	6,821,444
3.13%, 5/15/19	3,000,000	3,024,609
TOTAL U.S. TREASURY OBLIGATIONS (COST $28,103,443)		27,608,277
PREFERRED STOCKS (1.5%)
BANKS (0.2%)
JPMorgan Chase & Co. – Preferred	15,000	393,300
COMMERCIAL SERVICES & SUPPLIES (0.2%)
Pitney Bowes, Inc. – Preferred	15,000	374,850
EQUITY REAL ESTATE INVESTMENT TRUSTS (0.2%)
Public Storage – Preferred	15,000	363,900
INSURANCE (0.3%)
Torchmark Corp. – Preferred	15,000	391,800
INTERNET SOFTWARE & SERVICES (0.3%)
eBay, Inc. – Preferred	15,000	391,500
MACHINERY (0.3%)
Stanley Black & Decker, Inc. – Preferred	15,000	377,700
TOTAL PREFERRED STOCKS (COST $2,362,373)		2,293,050
	Shares
MONEY MARKET FUND (2.6%)
Federated Government Obligations Fund, Institutional Shares, 1.56%(a)	4,283,604	4,283,604
TOTAL MONEY MARKET FUND (COST $4,283,604)		4,283,604
TOTAL INVESTMENTS (COST $164,322,383) 99.1%		161,315,556
OTHER ASSETS IN EXCESS OF LIABILITIES 0.9%		1,410,773
NET ASSETS 100.0%		$162,726,329
(a)	Variable rate security. Interest rate shown reflects the rate in effect at April 30, 2018. For securities based on published reference rate and spread, the reference rate and spread are indicated in the description. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Step bond. Coupon rate is set for an initial period and then adjusted at a specified date. The rate shown represents the rate as of April 30, 2018.

bps – Basis Points

GO – General Obligation

H15T1Y – 1 Year Treasury Constant Maturity Rate

LIBOR – London Interbank Offered Rate

LLC – Limited Liability Company

LP – Limited Partnership

US0001M – 1 Month US Dollar LIBOR

US0003M – 3 Month US Dollar LIBOR

US0012M – 12 Month US Dollar LIBOR

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD GLOBAL EQUITY INCOME FUND

The table below sets forth the diversification of the Steward Global Equity Income Fund investments by Country.

Country Diversification	Percent*
United States	57.2%
Canada	10.3
United Kingdom	7.8
Japan	6.6
Netherlands	5.0
Taiwan, Province of China	3.9
Ireland (Republic of)	2.9
China	1.8
Luxembourg	1.8
Switzerland	1.4
Republic of Korea (South)	1.2
Total Investments	99.9%
*	Percentages indicated are based on net assets as of April 30, 2018.

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD GLOBAL EQUITY INCOME FUND

	Shares	Value
COMMON STOCKS (99.5%)
AEROSPACE & DEFENSE (4.5%)
Raytheon Co.	35,509	$7,277,215
The Boeing Co.	16,579	5,530,091
		12,807,306
AUTO COMPONENTS (1.7%)
Magna International, Inc., Class A, ADR	84,566	4,989,394
AUTOMOBILES (3.3%)
Honda Motor Co. Ltd., Sponsored ADR	134,000	4,604,240
Toyota Motor Corp., Sponsored ADR	37,185	4,870,491
		9,474,731
BANKS (10.5%)
Bank of Nova Scotia	68,214	4,192,432
Canadian Imperial Bank of Commerce	53,922	4,693,910
Huntington Bancshares, Inc.	276,550	4,123,361
Mizuho Financial Group, Inc., Sponsored ADR	842,542	3,066,853
People’s United Financial, Inc.	179,287	3,279,159
Royal Bank of Canada	58,001	4,410,976
Sumitomo Mitsui Financial Group, Inc., Sponsored ADR	746,779	6,272,944
		30,039,635
BEVERAGES (1.9%)
PepsiCo, Inc.	53,867	5,437,335
BIOTECHNOLOGY (3.1%)
AbbVie, Inc.	43,235	4,174,339
Amgen, Inc.	27,405	4,781,625
		8,955,964
COMMUNICATIONS EQUIPMENT (2.0%)
Cisco Systems, Inc.	131,730	5,834,322
DISTRIBUTORS (1.2%)
Genuine Parts Co.	38,141	3,368,613
DIVERSIFIED TELECOMMUNICATION SERVICES (2.5%)
BCE, Inc.	76,701	3,255,957
TELUS Corp.	113,395	4,058,407
		7,314,364
ELECTRIC UTILITIES (1.2%)
Korea Electric Power Corp., Sponsored ADR	193,067	3,357,435
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.4%)
TE Connectivity Ltd.	44,530	4,085,628
EQUITY REAL ESTATE INVESTMENT TRUSTS (2.8%)
EPR Properties	42,717	2,350,289
Extra Space Storage, Inc.	38,360	3,436,672
LTC Properties, Inc.	60,950	2,203,343
		7,990,304

	Shares	Value
FOOD PRODUCTS (0.9%)
General Mills, Inc.	62,111	$2,716,735
HEALTH CARE EQUIPMENT & SUPPLIES (6.0%)
Medtronic PLC	64,234	5,147,070
ResMed, Inc.	52,670	4,984,689
Smith & Nephew PLC, Sponsored ADR	179,881	6,991,975
		17,123,734
HEALTH CARE PROVIDERS & SERVICES (4.2%)
Encompass Health Corp.	90,588	5,509,562
Quest Diagnostics, Inc.	64,101	6,487,021
		11,996,583
HOTELS, RESTAURANTS & LEISURE (4.7%)
Carnival PLC, Sponsored ADR	41,455	2,680,066
Dunkin’ Brands Group, Inc.	56,760	3,460,089
McDonald’s Corp.	44,800	7,501,312
		13,641,467
HOUSEHOLD DURABLES (2.1%)
Leggett & Platt, Inc.	71,610	2,903,786
Newell Rubbermaid, Inc.	110,100	3,042,063
		5,945,849
HOUSEHOLD PRODUCTS (1.4%)
Clorox Co.	15,361	1,800,309
Procter & Gamble Co.	31,238	2,259,757
		4,060,066
INDUSTRIAL CONGLOMERATES (1.8%)
3M Co.	26,970	5,242,698
INSURANCE (4.1%)
Aegon N.V., Sponsored NY Shares	993,780	7,214,843
Principal Financial Group, Inc.	76,660	4,539,805
		11,754,648
IT SERVICES (5.5%)
Accenture PLC, Class A	38,350	5,798,520
Automatic Data Processing, Inc.	53,197	6,281,502
Sabre Corp.	187,130	3,862,363
		15,942,385
MACHINERY (1.3%)
Snap-on, Inc.	25,620	3,721,305
MEDIA (0.9%)
WPP PLC, Sponsored ADR	31,599	2,705,506
METALS & MINING (3.4%)
Rio Tinto PLC, Sponsored ADR	83,870	4,608,656
Ternium SA, Sponsored ADR	133,386	5,291,423
		9,900,079
MULTI-UTILITIES (2.0%)
National Grid PLC, Sponsored ADR	50,487	2,937,334
WEC Energy Group	41,418	2,662,349
		5,599,683

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD GLOBAL EQUITY INCOME FUND

	Shares	Value
OIL, GAS & CONSUMABLE FUELS (7.0%)
China Petroleum & Chemical Corp., Sponsored ADR	52,370	$5,108,170
Pembina Pipeline Corp.	136,881	4,361,028
Valero Energy Corp.	95,845	10,632,086
		20,101,284
PERSONAL PRODUCTS (2.5%)
Unilever N.V., Sponsored NY Shares	123,531	7,056,091
PROFESSIONAL SERVICES (1.9%)
RELX PLC, Sponsored ADR	251,685	5,441,430
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (7.6%)
Analog Devices, Inc.	52,253	4,564,299
Intel Corp.	130,335	6,727,893
KLA-Tencor Corp.	43,742	4,450,311
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	161,889	6,224,632
		21,967,135
SOFTWARE (4.4%)
Microsoft Corp.	95,723	8,952,015
Oracle Corp.	81,740	3,733,066
		12,685,081
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (1.7%)
ASE Industrial Holding Co. Ltd., ADR(a)	866,310	4,738,716
TOTAL COMMON STOCKS (COST $244,129,461)		285,995,506

	Shares	Value
MONEY MARKET FUND (0.4%)
Federated Government Obligations Fund, Institutional Shares, 1.56%(b)	1,176,173	$1,176,173
TOTAL MONEY MARKET FUND (COST $1,176,173)		1,176,173
TOTAL INVESTMENTS (COST $245,305,634) 99.9%		287,171,679
OTHER ASSETS IN EXCESS OF LIABILITIES 0.1%		192,634
NET ASSETS 100.0%		$287,364,313
(a)	Represents non-income producing security.
(b)	Variable rate money market investment. The rate shown represents the rate as of April 30, 2018.

ADR – American Depositary Receipt

PLC – Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD COVERED CALL INCOME FUND

The table below sets forth the diversification of the Steward Covered Call Income Fund investments by Industry.

Industry Diversification	Percent*
Banks	8.6%
IT Services	6.7
Internet Software & Services	6.1
Software	5.0
Aerospace & Defense	5.0
Oil, Gas & Consumable Fuels	5.0
Electric Utilities	4.6
Biotechnology	4.1
Technology Hardware, Storage & Peripherals	3.7
Health Care Equipment & Supplies	3.3
Semiconductors & Semiconductor Equipment	3.3
Capital Markets	3.3
Beverages	3.2
Food & Staples Retailing	3.1
Industrial Conglomerates	2.8
Specialty Retail	2.6
Diversified Financial Services	2.4
Diversified Telecommunication Services	2.4
Household Products	2.1
Insurance	2.0
Air Freight & Logistics	1.9
Media	1.8
Energy Equipment & Services	1.8
Hotels, Restaurants & Leisure	1.8
Communications Equipment	1.8
Consumer Finance	1.6
Pharmaceuticals	1.6
Chemicals	1.2
Money Market Funds	1.1
Automobiles	1.1
Food Products	1.1
Road & Rail	1.0
Equity Real Estate Investment Trusts	0.9
Textiles, Apparel & Luxury Goods	0.9
Machinery	0.9
Electrical Equipment	0.8
Multiline Retail	0.7
Total Investments	101.3%
*	Percentages indicated are based on net assets as of April 30, 2018.

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD COVERED CALL INCOME FUND

	Shares	Value
COMMON STOCKS (100.2%)
AEROSPACE & DEFENSE (5.0%)
General Dynamics Corp.	1,100	$221,441
Lockheed Martin Corp.	800	256,672
Raytheon Co.	1,200	245,928
The Boeing Co.	1,000	333,560
United Technologies Corp.	1,700	204,255
		1,261,856
AIR FREIGHT & LOGISTICS (1.9%)
FedEx Corp.	900	222,480
United Parcel Service, Inc., Class B	2,300	261,050
		483,530
AUTOMOBILES (1.1%)
Ford Motor Co.	11,700	131,508
General Motors Co.	3,900	143,286
		274,794
BANKS (8.6%)
Bank of America Corp.	14,500	433,840
Booking Holdings, Inc.†(a)	100	217,800
Citigroup, Inc.	4,600	314,042
JPMorgan Chase & Co.	5,900	641,802
U.S. Bancorp	5,000	252,250
Wells Fargo & Co.	6,400	332,544
		2,192,278
BEVERAGES (3.2%)
Coca-Cola Co. (The)	10,200	440,742
PepsiCo, Inc.	3,600	363,384
		804,126
BIOTECHNOLOGY (4.1%)
AbbVie, Inc.	2,700	260,685
Amgen, Inc.	1,600	279,168
Biogen Idec, Inc.(a)	600	164,160
Celgene Corp.(a)	1,700	148,070
Gilead Sciences, Inc.	2,600	187,798
		1,039,881
CAPITAL MARKETS (3.3%)
Bank of New York Mellon Corp.	3,600	196,236
BlackRock, Inc., Class A	400	208,600
Goldman Sachs Group, Inc.	900	214,497
Morgan Stanley	4,400	227,128
		846,461
CHEMICALS (1.2%)
DowDuPont, Inc.	4,800	303,552
COMMUNICATIONS EQUIPMENT (1.8%)
Cisco Systems, Inc.	10,400	460,616

	Shares	Value
CONSUMER FINANCE (1.6%)
American Express Co.	2,400	$237,000
Capital One Financial Corp.	1,900	172,178
		409,178
DIVERSIFIED FINANCIAL SERVICES (2.4%)
Berkshire Hathaway, Inc., Class B(a)	3,200	619,936
DIVERSIFIED TELECOMMUNICATION SERVICES (2.4%)
AT&T, Inc.	9,100	297,570
Verizon Communications, Inc.	6,400	315,840
		613,410
ELECTRIC UTILITIES (4.6%)
Duke Energy Corp.	7,100	569,136
Exelon Corp.	3,900	154,752
NextEra Energy, Inc.	1,800	295,038
Southern Co.	3,500	161,420
		1,180,346
ELECTRICAL EQUIPMENT (0.8%)
Emerson Electric Co.	3,200	212,512
ENERGY EQUIPMENT & SERVICES (1.8%)
Halliburton Co.	4,300	227,857
Schlumberger Ltd.	3,200	219,392
		447,249
EQUITY REAL ESTATE INVESTMENT TRUSTS (0.9%)
Simon Property Group, Inc.	1,500	234,510
FOOD & STAPLES RETAILING (3.1%)
Costco Wholesale Corp.	1,200	236,592
CVS Corp.	2,100	146,643
Walgreens Boots Alliance, Inc.	2,300	152,835
Wal-Mart Stores, Inc.	2,700	238,842
		774,912
FOOD PRODUCTS (1.1%)
Mondelez International, Inc., Class A	4,200	165,900
The Kraft Heinz Co.	2,000	112,760
		278,660
HEALTH CARE EQUIPMENT & SUPPLIES (3.3%)
Abbott Laboratories	4,800	279,024
Danaher Corp.	2,400	240,768
Medtronic PLC	4,100	328,533
		848,325
HOTELS, RESTAURANTS & LEISURE (1.8%)
McDonald’s Corp.	1,600	267,904
Starbucks Corp.	3,400	195,738
		463,642
HOUSEHOLD PRODUCTS (2.1%)
Colgate-Palmolive Co.	3,100	202,213
Procter & Gamble Co.	4,700	339,998
		542,211

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD COVERED CALL INCOME FUND

	Shares	Value
INDUSTRIAL CONGLOMERATES (2.8%)
3M Co.	1,700	$330,463
Honeywell International, Inc.	2,700	390,636
		721,099
INSURANCE (2.0%)
American International Group, Inc.	3,200	179,200
MetLife, Inc.	3,200	152,544
The Allstate Corp.	1,700	166,294
		498,038
INTERNET SOFTWARE & SERVICES (6.1%)
Alphabet, Inc., Class A†(a)	400	407,432
Alphabet, Inc., Class C(a)	500	508,665
Facebook, Inc.(a)	3,700	636,400
		1,552,497
IT SERVICES (6.7%)
Accenture PLC, Class A	1,800	272,160
International Business Machines Corp.	1,600	231,936
MasterCard, Inc., Class A	2,400	427,848
PayPal Holdings, Inc.(a)	2,900	216,369
Visa, Inc., Class A	4,400	558,272
		1,706,585
MACHINERY (0.9%)
Caterpillar, Inc.	1,600	230,976
MEDIA (1.8%)
Charter Communications, Inc., Class A(a)	500	135,645
The Walt Disney Co.	3,200	321,056
		456,701
MULTILINE RETAIL (0.7%)
Target Corp.	2,300	166,980
OIL, GAS & CONSUMABLE FUELS (5.0%)
Chevron Corp.	3,200	400,352
ConocoPhillips	2,500	163,750
Exxon Mobil Corp.	5,800	450,950
Kinder Morgan, Inc.	6,300	99,666
Occidental Petroleum Corp.	2,100	162,246
		1,276,964
PHARMACEUTICALS (1.6%)
Allergan PLC	1,000	153,650
Eli Lilly & Co.	3,000	243,210
		396,860
ROAD & RAIL (1.0%)
Union Pacific Corp.	1,800	240,534

	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.3%)
Intel Corp.	7,100	$366,502
QUALCOMM, Inc.	2,700	137,727
Texas Instruments, Inc.	3,200	324,576
		828,805
SOFTWARE (5.0%)
Microsoft Corp.	10,700	1,000,664
Oracle Corp.	6,000	274,020
		1,274,684
SPECIALTY RETAIL (2.6%)
Home Depot, Inc.	2,300	425,040
Lowe's Companies, Inc.	2,800	230,804
		655,844
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (3.7%)
Apple Computer, Inc.	5,700	941,982
TEXTILES, APPAREL & LUXURY GOODS (0.9%)
NIKE, Inc., Class B	3,300	225,687
TOTAL COMMON STOCKS (COST $26,531,429)		25,466,221
MONEY MARKET FUND (1.1%)
Federated Government Obligations Fund, Institutional Shares, 1.56%(b)	272,044	272,044
TOTAL MONEY MARKET FUND (COST $272,044)		272,044
TOTAL INVESTMENTS (COST $26,803,473) 101.3%		25,738,265
WRITTEN CALL OPTIONS – 1.5% (PREMIUMS RECEIVED $460,438)		(382,064)
OTHER ASSETS IN EXCESS OF LIABILITIES 0.2%		64,320
NET ASSETS 100.0%		$25,420,521

Securities in this fund are pledged as collateral for call options written.

†	Security is not pledged as collateral for call options written.
(a)	Represents non-income producing security.
(b)	Variable rate money market investment. The rate shown represents the rate as of April 30, 2018.

PLC – Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD COVERED CALL INCOME FUND

Exchange-traded options written as of April 30, 2018 were as follows:

Description	Type	Number of Contracts	Notional Amount*	Exercise Price	Expiration Date	Value
3M Co.	Call	16	$(368,000)	$230.00	6/18/18	$(192)
Abbott Laboratories	Call	47	(282,000)	60.00	5/21/18	(1,504)
AbbVie, Inc.	Call	25	(250,000)	100.00	5/21/18	(2,450)
Accenture PLC	Call	15	(240,000)	160.00	5/21/18	(225)
Allergan PLC	Call	9	(162,000)	180.00	6/18/18	(378)
Alphabet, Inc.	Call	5	(535,000)	1070.00	5/21/18	(2,130)
American Express Co.	Call	23	(224,250)	97.50	6/18/18	(9,453)
American International Group, Inc.	Call	31	(170,500)	55.00	5/21/18	(6,572)
Amgen, Inc.	Call	15	(277,500)	185.00	6/18/18	(2,325)
Apple, Inc.	Call	57	(1,054,500)	185.00	7/23/18	(7,182)
AT&T, Inc.	Call	87	(330,600)	38.00	6/18/18	(522)
Bank of America Corp.	Call	145	(464,000)	32.00	8/20/18	(9,860)
Bank of New York Mellon Corp.	Call	35	(192,500)	55.00	6/18/18	(5,355)
Berkshire Hathaway, Inc.	Call	32	(704,000)	220.00	6/18/18	(800)
Biogen Idec, Inc.	Call	6	(171,000)	285.00	5/21/18	(2,058)
BlackRock, Inc.	Call	3	(162,000)	540.00	7/23/18	(3,720)
Capital One Financial Corp.	Call	17	(178,500)	105.00	6/18/18	(102)
Caterpillar, Inc.	Call	16	(248,000)	155.00	5/21/18	(784)
Celgene Corp.	Call	16	(160,000)	100.00	6/18/18	(1,392)
Charter Communications, Inc.	Call	5	(170,000)	340.00	6/18/18	(550)
Chevron Corp.	Call	31	(372,000)	120.00	5/21/18	(18,073)
Cisco Systems, Inc.	Call	104	(478,400)	46.00	6/18/18	(10,192)
Citigroup, Inc.	Call	45	(326,250)	72.50	6/18/18	(2,295)
Coca-Cola Co. (The)	Call	102	(459,000)	45.00	6/18/18	(2,448)
Colgate-Palmolive Co.	Call	30	(217,500)	72.50	5/21/18	(90)
ConocoPhillips	Call	25	(150,000)	60.00	5/21/18	(14,550)
Costco Wholesale Corp.	Call	11	(209,000)	190.00	6/18/18	(11,000)
CVS Corp.	Call	21	(136,500)	65.00	5/21/18	(10,500)
Danaher Corp.	Call	17	(178,500)	105.00	6/18/18	(1,309)
DowDuPont, Inc.	Call	46	(310,500)	67.50	6/18/18	(3,266)
Duke Energy Corp.	Call	71	(568,000)	80.00	6/18/18	(11,431)
Eli Lilly & Co.	Call	23	(189,750)	82.50	7/23/18	(4,623)
Emerson Electric Co.	Call	32	(224,000)	70.00	6/18/18	(2,720)
Exelon Corp.	Call	39	(156,000)	40.00	7/23/18	(3,900)
Exxon Mobil Corp.	Call	53	(410,750)	77.50	5/21/18	(6,360)
Facebook, Inc.	Call	37	(629,000)	170.00	5/21/18	(19,129)
FedEx Corp.	Call	9	(234,000)	260.00	6/18/18	(2,430)
Ford Motor Co.	Call	117	(138,879)	11.87	9/24/18	(3,744)
General Dynamics Corp.	Call	11	(258,500)	235.00	5/21/18	(55)
General Motors Co.	Call	39	(156,000)	40.00	5/21/18	(195)
Gilead Sciences, Inc.	Call	25	(206,250)	82.50	6/18/18	(875)
Goldman Sachs Group, Inc.	Call	9	(234,000)	260.00	6/18/18	(936)
Halliburton Co.	Call	41	(205,000)	50.00	6/18/18	(16,482)
Home Depot, Inc.	Call	23	(425,500)	185.00	5/21/18	(8,855)

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2018

STEWARD COVERED CALL INCOME FUND

Description	Type	Number of Contracts	Notional Amount*	Exercise Price	Expiration Date	Value
Honeywell International, Inc.	Call	24	$(360,000)	$150.00	5/21/18	$(1,128)
Intel Corp.	Call	71	(340,800)	48.00	5/21/18	(27,477)
International Business Machines Corp.	Call	14	(217,000)	155.00	7/23/18	(2,198)
JPMorgan Chase & Co.	Call	59	(678,500)	115.00	6/18/18	(5,015)
Kinder Morgan, Inc.	Call	61	(97,600)	16.00	6/18/18	(2,867)
Lockheed Martin Corp.	Call	7	(248,500)	355.00	6/18/18	(595)
Lowe's Companies, Inc.	Call	28	(259,000)	92.50	7/23/18	(2,268)
MasterCard, Inc.	Call	24	(456,000)	190.00	7/23/18	(7,200)
McDonald's Corp.	Call	16	(264,000)	165.00	7/23/18	(10,000)
Medtronic PLC	Call	39	(312,000)	80.00	5/21/18	(6,786)
MetLife, Inc.	Call	32	(160,000)	50.00	6/18/18	(2,144)
Microsoft Corp.	Call	107	(1,043,250)	97.50	6/18/18	(13,910)
Mondelez International, Inc.	Call	41	(176,300)	43.00	6/18/18	(861)
Morgan Stanley	Call	44	(242,000)	55.00	6/18/18	(2,244)
NextEra Energy, Inc.	Call	18	(306,000)	170.00	6/18/18	(1,980)
NIKE, Inc.	Call	29	(203,000)	70.00	7/23/18	(6,583)
Occidental Petroleum Corp.	Call	21	(173,250)	82.50	8/20/18	(2,961)
Oracle Corp.	Call	51	(244,800)	48.00	6/18/18	(1,989)
PayPal Holdings, Inc.	Call	29	(232,000)	80.00	5/21/18	(696)
PepsiCo, Inc.	Call	30	(315,000)	105.00	6/18/18	(1,860)
Procter & Gamble Co.	Call	36	(270,000)	75.00	7/23/18	(3,528)
QUALCOMM, Inc.	Call	26	(156,000)	60.00	5/21/18	(156)
Raytheon Co.	Call	12	(276,000)	230.00	5/21/18	(108)
Schlumberger, Ltd.	Call	29	(210,250)	72.50	5/21/18	(783)
Simon Property Group, Inc.	Call	14	(224,000)	160.00	6/18/18	(2,856)
Southern Co.	Call	35	(157,500)	45.00	5/21/18	(5,565)
Starbucks Corp.	Call	33	(198,000)	60.00	5/21/18	(396)
Target Corp.	Call	22	(165,000)	75.00	7/23/18	(5,302)
Texas Instruments, Inc.	Call	20	(230,000)	115.00	7/23/18	(1,780)
The Allstate Corp.	Call	16	(160,000)	100.00	5/21/18	(2,464)
The Boeing Co.	Call	9	(315,000)	350.00	6/18/18	(5,022)
The Kraft Heinz Co.	Call	20	(130,000)	65.00	7/23/18	(640)
The Walt Disney Co.	Call	29	(304,500)	105.00	5/21/18	(2,001)
U.S. Bancorp	Call	50	(262,500)	52.50	6/18/18	(2,650)
Union Pacific Corp.	Call	18	(261,000)	145.00	6/18/18	(918)
United Parcel Service, Inc.	Call	23	(264,500)	115.00	7/23/18	(6,578)
United Technologies Corp.	Call	17	(221,000)	130.00	6/18/18	(646)
Verizon Communications, Inc.	Call	61	(305,000)	50.00	7/23/18	(8,174)
Visa, Inc.	Call	43	(559,000)	130.00	6/18/18	(8,041)
Walgreens Boots Alliance, Inc.	Call	20	(135,000)	67.50	7/23/18	(4,820)
Wal-Mart Stores, Inc.	Call	26	(240,500)	92.50	6/18/18	(3,302)
Wells Fargo & Co.	Call	64	(352,000)	55.00	6/18/18	(2,560)
Total (Premiums received $460,438)						$(382,064)
*	Notional amount is expressed as the number of contracts multiplied by the strike price multiplied by 100.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES — April 30, 2018

	Steward Large Cap Enhanced Index Fund	Steward Small-Mid Cap Enhanced Index Fund	Steward International Enhanced Index Fund
Assets:
Investments, at value (cost $331,177,198, $200,843,359 and $123,772,455, respectively)	$393,381,371	$232,184,301	$139,465,378
Cash	—	—	26,034
Interest and dividend receivable	315,448	73,219	255,234
Receivable for capital shares issued	201,952	70,896	24,462
Reclaims receivable	—	—	6,910
Prepaid expenses and other assets	47,809	51,594	48,779
Total assets	393,946,580	232,380,010	139,826,797
Liabilities:
Payable for capital shares redeemed	213,730	44,667	123,662
Accrued expenses and other payables:
Investment advisory fees	48,476	28,610	33,997
Consulting service fees	18,203	10,958	5,968
Compliance service fees	6,794	4,031	2,341
Compliance officer fees	1,808	1,121	555
Administration fees	15,454	9,353	5,108
Distribution fees – Class A	10,052	15,743	5,410
Administrative services fees – Class A	3,765	1,582	2,837
Administrative services fees – Institutional Class	17,633	2,739	5,936
Fund accounting fees	17,728	10,682	6,055
Transfer agent fees	9,063	8,025	3,596
Custodian fees	7,701	4,442	2,610
Directors fees	14,370	8,436	4,925
Printing fees	14,487	8,524	4,982
Professional fees	25,744	15,147	8,852
Other accrued liabilities	1,942	3,522	668
Total liabilities	426,950	177,582	217,502
Net Assets	$393,519,630	$232,202,428	$139,609,295
Composition of Net Assets:
Capital (par value and paid-in surplus)	316,698,033	184,200,804	131,295,292
Accumulated undistributed net investment income	214,492	113,011	254,128
Accumulated net realized gain/(loss) from investment transactions	14,402,932	16,547,671	(7,633,048)
Unrealized appreciation from investments	62,204,173	31,340,942	15,692,923
Net Assets	$393,519,630	$232,202,428	$139,609,295
Class A
Net Assets	$47,997,520	$77,227,039	$27,085,225
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	1,156,618	4,918,772	1,177,018
Net asset value, offering and redemption price per share	$41.50	$15.70	$23.01
Class C
Net Assets	$10	$10	$10
Shares authorized	15,000,000	15,000,000	15,000,000
Shares issued and outstanding ($0.001 par value)	1	1	1
Net asset value, offering and redemption price per share(a)	$9.79	$8.76	$10.08
Class K
Net Assets	$10	$10	$10
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	1	1	1
Net asset value, offering and redemption price per share(a)	$9.76	$8.74	$10.05
Institutional Class
Net Assets	$345,522,090	$154,975,369	$112,524,050
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	8,357,530	9,727,339	4,874,229
Net asset value, offering and redemption price per share	$41.34	$15.93	$23.09
(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES — April 30, 2018

	Steward Select Bond Fund	Steward Global Equity Income Fund	Steward Covered Call Income Fund
Assets:
Investments, at value (cost $164,322,383, $245,305,634 and $26,803,473, respectively)	$161,315,556	$287,171,679	$25,738,265
Interest and dividend receivable	1,486,517	484,977	32,134
Receivable for investments sold	202	—	—
Receivable for capital shares issued	22,368	143,643	6,898
Due from Advisor	—	—	5,682
Prepaid expenses and other assets	43,455	56,604	34,044
Total assets	162,868,098	287,856,903	25,817,023
Liabilities:
Payable for capital shares redeemed	42,765	293,166	1,985
Written options at fair value (premiums received, $0, $0 and $460,438, respectively)	—	—	382,064
Accrued expenses and other payables:
Investment advisory fees	33,503	70,627	—
Consulting service fees	7,754	13,460	1,181
Compliance service fees	2,841	4,970	442
Compliance officer fees	774	1,362	93
Administration fees	6,643	11,519	1,013
Distribution fees – Class A	2,299	13,951	—
Administrative services fees – Class A	963	6,492	—
Administrative services fees – Institutional Class	5,732	7,848	—
Fund accounting fees	7,543	13,120	1,163
Transfer agent fees	4,142	7,384	2,479
Custodian fees	3,093	5,477	476
Directors fees	5,846	10,363	897
Printing fees	5,905	10,482	906
Professional fees	10,493	18,626	1,610
Other accrued liabilities	1,473	3,743	2,193
Total liabilities	141,769	492,590	396,502
Net Assets	$162,726,329	$287,364,313	$25,420,521
Composition of Net Assets:
Capital (par value and paid-in surplus)	167,948,732	228,563,703	25,625,614
Accumulated undistributed net investment income	470,237	632,935	27,798
Accumulated net realized gain/(loss) from investment transactions	(2,685,813)	16,301,630	753,943
Unrealized appreciation/(depreciation) from investments	(3,006,827)	41,866,045	(986,834)
Net Assets	$162,726,329	$287,364,313	$25,420,521
Class A
Net Assets	$11,133,638	$67,212,612	$3,094
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	464,657	2,033,020	312
Net asset value, offering and redemption price per share	$23.96	$33.06	$9.92
Class C
Net Assets	$10	$10	$10
Shares authorized	13,000,000	15,000,000	15,000,000
Shares issued and outstanding ($0.001 par value)	1	1	1
Net asset value, offering and redemption price per share(a)	$9.57	$8.02	$9.95
Class K
Net Assets	$10	$10	$10
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	1	1	1
Net asset value, offering and redemption price per share(a)	$9.52	$7.99	$9.92
Institutional Class
Net Assets	$151,592,671	$220,151,681	$25,417,407
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	6,355,278	6,641,692	2,563,453
Net asset value, offering and redemption price per share	$23.85	$33.15	$9.92
(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF OPERATIONS — For the year ended April 30, 2018

	Steward Large Cap Enhanced Index Fund	Steward Small-Mid Cap Enhanced Index Fund	Steward International Enhanced Index Fund
Investment Income:
Dividends (net of foreign withholding tax of $50, $1,070 and $151,953, respectively)	$7,171,206	$3,348,939	$4,141,479
Total investment income	7,171,206	3,348,939	4,141,479
Expenses:
Investment advisory fees	578,000	329,397	418,110
Consulting service fees	223,202	127,088	80,836
Compliance service fees	82,212	46,857	29,705
Compliance officer fees	20,336	11,629	7,410
Administration fees	188,687	107,485	68,278
Distribution fees – Class A	122,119	182,539	54,686
Administrative services fees – Class A	46,913	34,116	21,786
Administrative services fees – Institutional Class	153,872	50,261	52,725
Fund accounting fees	232,924	153,409	86,824
Transfer agent fees	89,673	88,669	32,676
Custodian fees	48,420	27,754	17,358
Registration fees	57,713	61,053	49,850
Directors fees	98,805	55,196	35,720
Professional fees	139,238	78,967	48,993
Printing fees	48,970	37,757	16,067
Class action settlement fees	25,927	6,475	409
Miscellaneous fees	61,510	45,206	32,436
Total expenses	2,218,521	1,443,858	1,053,869
Net investment income	4,952,685	1,905,081	3,087,610
Realized and unrealized gain/(loss) from investment transactions:
Net realized gains from investment transactions and foreign currency transactions	22,353,884	19,741,794	2,898,810
Change in unrealized appreciation/(depreciation) on investment transactions and foreign currency translations	21,548,000	(1,211,690)	13,604,411
Net realized and unrealized gains from investment transactions and foreign currency translations	43,901,884	18,530,104	16,503,221
Change in net assets resulting from operations	$48,854,569	$20,435,185	$19,590,831

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF OPERATIONS — For the year ended April 30, 2018

	Steward Select Bond Fund	Steward Global Equity Income Fund	Steward Covered Call Income Fund(a)
Investment Income:
Interest	$4,175,189	$—	$—
Dividends (net of foreign withholding tax of $0, $224,068 and $0, respectively)	114,265	7,546,007	176,457
Total investment income	4,289,454	7,546,007	176,457
Expenses:
Investment advisory fees	406,527	809,586	42,924
Consulting service fees	94,226	156,207	5,352
Compliance service fees	34,727	57,583	2,003
Compliance officer fees	8,590	13,966	412
Administration fees	79,656	132,101	4,583
Distribution fees – Class A	27,853	158,882	1
Administrative services fees – Class A	11,159	62,964	—
Administrative services fees – Institutional Class	70,367	92,805	—
Fund accounting fees	114,938	157,070	8,770
Transfer agent fees	38,181	69,180	12,876
Custodian fees	19,998	33,551	1,282
Registration fees	48,800	57,735	16,681
Directors fees	42,245	67,574	1,671
Professional fees	55,757	92,152	8,034
Printing fees	17,966	22,305	2,663
Miscellaneous fees	35,204	49,361	3,857
Total expenses before contractual fee reductions	1,106,194	2,033,022	111,109
Fees contractually reimbursed by the Adviser	—	—	(15,048)
Net expenses	1,106,194	2,033,022	96,061
Net investment income	3,183,260	5,512,985	80,396
Realized and unrealized gain/(loss) from investment transactions:
Net realized gains from investment transactions and foreign currency transactions	20,071	29,603,349	230,105
Net realized gains from options transactions	—	—	523,839
Change in unrealized appreciation/ (depreciation) on investment transactions and foreign currency translations	(4,145,990)	1,514,942	(1,065,208)
Change in unrealized appreciation on options transactions	—	—	78,374
Net realized and unrealized gains/(losses) from investment transactions, foreign currency translations and options transactions	(4,125,919)	31,118,291	(232,890)
Change in net assets resulting from operations	$(942,659)	$36,631,276	$(152,494)
(a)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

STEWARD LARGE CAP ENHANCED INDEX FUND

	For the Year Ended April 30,
	2018	2017
Change in net assets from operations:
Net investment income	$4,952,685	$4,499,853
Net realized gains from investment transactions	22,353,884	3,639,881
Net change in unrealized appreciation on investments	21,548,000	41,868,689
Change in net assets resulting from operations	48,854,569	50,008,423
Distributions to shareholders from:
Net investment income:
Class A	(486,243)	(577,869)
Class C(a)	—	—
Class K(a)	—	—
Institutional Class	(4,030,989)	(3,780,550)
Change in net assets from shareholder distributions	(4,517,232)	(4,358,419)
Capital Transactions:
Class A
Proceeds from shares issued	$12,059,042	$18,316,505
Dividends reinvested	464,558	558,836
Cost of shares redeemed	(17,267,011)	(31,241,562)
Change in Class A from capital transactions	(4,743,411)	(12,366,221)
Class C(a)
Proceeds from shares issued	10	—
Dividends reinvested	—	—
Change in Class C from capital transactions	10	—
Class K(a)
Proceeds from shares issued	10	—
Dividends reinvested	—	—
Change in Class K from capital transactions	10	—
Institutional Class
Proceeds from shares issued	66,082,672	69,192,513
Dividends reinvested	3,926,896	3,703,760
Cost of shares redeemed	(82,366,202)	(45,350,877)
Change in Institutional Class from capital transactions	(12,356,634)	27,545,396
Change in net assets from capital transactions	$(17,100,025)	$15,179,175
Change in net assets	27,237,312	60,829,179
Net Assets:
Beginning of period	366,282,318	305,453,139
End of period	$393,519,630	$366,282,318
Accumulated undistributed net investment income	$214,492	$29,488
Share Transactions:
Class A
Issued	299,093	540,347
Reinvested	11,398	15,967
Redeemed	(429,283)	(898,149)
Change in Class A	(118,792)	(341,835)
Class C(a)
Issued	1	—
Reinvested	—	—
Change in Class C	1	—
Class K(a)
Issued	1	—
Reinvested	—	—
Change in Class K	1	—
Institutional Class
Issued	1,636,928	2,007,412
Reinvested	97,250	106,585
Redeemed	(2,070,833)	(1,318,934)
Change in Institutional Class	(336,655)	795,063
(a)	Class C and Class K commenced operations on December 14, 2017.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	For the Year Ended April 30,
	2018	2017
Change in net assets from operations:
Net investment income	$1,905,081	$1,099,488
Net realized gains from investment transactions	19,741,794	13,717,563
Net change in unrealized appreciation/(depreciation) on investments	(1,211,690)	18,757,152
Change in net assets resulting from operations	20,435,185	33,574,203
Distributions to shareholders from:
Net investment income:
Class A	(378,573)	(308,528)
Class C(a)	—	—
Class K(a)	—	—
Institutional Class	(1,099,964)	(847,768)
Net realized gains:
Class A	(5,230,714)	(1,943,712)
Class C(a)	(1)	—
Class K(a)	(1)	—
Institutional Class	(10,106,436)	(3,396,019)
Change in net assets from shareholder distributions	(16,815,689)	(6,496,027)
Capital Transactions:
Class A
Proceeds from shares issued	$16,952,435	$14,007,189
Dividends reinvested	5,347,743	2,135,172
Cost of shares redeemed	(15,110,839)	(12,082,225)
Change in Class A from capital transactions	7,189,339	4,060,136
Class C(a)
Proceeds from shares issued	10	—
Dividends reinvested	1	—
Change in Class C from capital transactions	11	—
Class K(a)
Proceeds from shares issued	10	—
Dividends reinvested	1	—
Change in Class K from capital transactions	11	—
Institutional Class
Proceeds from shares issued	34,030,235	27,875,689
Dividends reinvested	10,608,694	4,028,033
Cost of shares redeemed	(22,962,839)	(20,366,387)
Change in Institutional Class from capital transactions	21,676,090	11,537,335
Change in net assets from capital transactions	$28,865,451	$15,597,471
Change in net assets	32,484,947	42,675,647
Net Assets:
Beginning of period	199,717,481	157,041,834
End of period	$232,202,428	$199,717,481
Accumulated undistributed net investment income	$113,011	$—
Share Transactions:
Class A
Issued	1,065,222	966,187
Reinvested	339,342	141,811
Redeemed	(954,494)	(820,623)
Change in Class A	450,070	287,375
Class C(a)
Issued	1	—
Reinvested	—	—
Change in Class C	1	—
Class K(a)
Issued	1	—
Reinvested	—	—
Change in Class K	1	—
Institutional Class
Issued	2,124,700	1,886,665
Reinvested	663,966	264,942
Redeemed	(1,414,456)	(1,363,827)
Change in Institutional Class	1,374,210	787,780
(a)	Class C and Class K commenced operations on December 14, 2017.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

STEWARD INTERNATIONAL ENHANCED INDEX FUND

	For the Year Ended April 30,
	2018	2017
Change in net assets from operations:
Net investment income	$3,087,610	$2,650,694
Net realized gains/(losses) from investment transactions and foreign currency transactions	2,898,810	(422,661)
Net change in unrealized appreciation on investments and foreign currency translation	13,604,411	11,766,193
Change in net assets resulting from operations	19,590,831	13,994,226
Distributions to shareholders from:
Net investment income:
Class A	(436,748)	(320,253)
Class C(a)	—	—
Class K(a)	—	—
Institutional Class	(2,741,957)	(2,341,926)
Change in net assets from shareholder distributions	(3,178,705)	(2,662,179)
Capital Transactions:
Class A
Proceeds from shares issued	$11,285,695	$3,546,543
Dividends reinvested	423,773	314,856
Cost of shares redeemed	(4,924,765)	(3,760,949)
Change in Class A from capital transactions	6,784,703	100,450
Class C(a)
Proceeds from shares issued	10	—
Dividends reinvested	—	—
Change in Class C from capital transactions	10	—
Class K(a)
Proceeds from shares issued	10	—
Dividends reinvested	—	—
Change in Class K from capital transactions	10	—
Institutional Class
Proceeds from shares issued	14,577,840	17,478,991
Dividends reinvested	2,668,008	2,307,212
Cost of shares redeemed	(33,335,613)	(19,174,931)
Change in Institutional Class from capital transactions	(16,089,765)	611,272
Change in net assets from capital transactions	$(9,305,042)	$711,722
Change in net assets	7,107,084	12,043,769
Net Assets:
Beginning of period	132,502,211	120,458,442
End of period	$139,609,295	$132,502,211
Accumulated undistributed net investment income	$254,128	$260,074
Share Transactions:
Class A
Issued	501,563	183,011
Reinvested	19,475	17,109
Redeemed	(220,464)	(195,809)
Change in Class A	300,574	4,311
Class C(a)
Issued	1	—
Reinvested	—	—
Change in Class C	1	—
Class K(a)
Issued	1	—
Reinvested	—	—
Change in Class K	1	—
Institutional Class
Issued	654,655	896,296
Reinvested	122,556	124,658
Redeemed	(1,490,302)	(1,004,074)
Change in Institutional Class	(713,091)	16,880
(a)	Class C and Class K commenced operations on December 14, 2017.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

STEWARD SELECT BOND FUND

	For the Year Ended April 30,
	2018	2017
Change in net assets from operations:
Net investment income	$3,183,260	$3,099,891
Net realized gains/(losses) from investment transactions	20,071	(592,204)
Net change in unrealized depreciation on investments	(4,145,990)	(1,769,554)
Change in net assets resulting from operations	(942,659)	738,133
Distributions to shareholders from:
Net investment income:
Class A	(193,329)	(202,334)
Class C(a)	—	—
Class K(a)	—	—
Institutional Class	(3,055,166)	(2,963,399)
Change in net assets from shareholder distributions	(3,248,495)	(3,165,733)
Capital Transactions:
Class A
Proceeds from shares issued	$1,980,677	$1,166,006
Dividends reinvested	191,718	201,988
Cost of shares redeemed	(1,409,412)	(2,236,810)
Change in Class A from capital transactions	762,983	(868,816)
Class C(a)
Proceeds from shares issued	10	—
Dividends reinvested	—	—
Change in Class C from capital transactions	10	—
Class K(a)
Proceeds from shares issued	10	—
Dividends reinvested	—	—
Change in Class K from capital transactions	10	—
Institutional Class
Proceeds from shares issued	18,273,275	20,189,593
Dividends reinvested	3,047,879	2,963,204
Cost of shares redeemed	(13,783,435)	(11,461,977)
Change in Institutional Class from capital transactions	7,537,719	11,690,820
Change in net assets from capital transactions	$8,300,722	$10,822,004
Change in net assets	4,109,568	8,394,404
Net Assets:
Beginning of period	158,616,761	150,222,357
End of period	$162,726,329	$158,616,761
Accumulated undistributed net investment income	$470,237	$508,967
Share Transactions:
Class A
Issued	80,786	47,145
Reinvested	7,843	8,198
Redeemed	(57,732)	(90,596)
Change in Class A	30,897	(35,253)
Class C(a)
Issued	1	—
Reinvested	—	—
Change in Class C	1	—
Class K(a)
Issued	1	—
Reinvested	—	—
Change in Class K	1	—
Institutional Class
Issued	749,612	823,320
Reinvested	125,320	120,919
Redeemed	(565,902)	(466,506)
Change in Institutional Class	309,030	477,733
(a)	Class C and Class K commenced operations on December 14, 2017.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

STEWARD GLOBAL EQUITY INCOME FUND

	For the Year Ended April 30,
	2018	2017
Change in net assets from operations:
Net investment income	$5,512,985	$4,202,849
Net realized gains from investment transactions and foreign currency transactions	29,603,349	4,280,186
Net change in unrealized appreciation on investments and foreign currency translation	1,514,942	22,253,083
Change in net assets resulting from operations	36,631,276	30,736,118
Distributions to shareholders from:
Net investment income:
Class A	(1,120,843)	(964,271)
Class C(a)	—	—
Class K(a)	—	—
Institutional Class	(4,150,666)	(3,279,800)
Net realized gains:
Class A	(3,490,947)	(2,423,090)
Class C(a)	(2)	—
Class K(a)	(2)	—
Institutional Class	(11,030,180)	(7,006,702)
Change in net assets from shareholder distributions	(19,792,640)	(13,673,863)
Capital Transactions:
Class A
Proceeds from shares issued	$26,031,485	$39,201,645
Dividends reinvested	4,568,285	3,369,654
Cost of shares redeemed	(28,071,527)	(26,128,008)
Change in Class A from capital transactions	2,528,243	16,443,291
Class C(a)
Proceeds from shares issued	10	—
Dividends reinvested	2	—
Change in Class C from capital transactions	12	—
Class K(a)
Proceeds from shares issued	10	—
Dividends reinvested	2	—
Change in Class K from capital transactions	12	—
Institutional Class
Proceeds from shares issued	66,059,404	58,061,813
Dividends reinvested	15,153,656	10,281,420
Cost of shares redeemed	(55,796,748)	(33,601,751)
Change in Institutional Class from capital transactions	25,416,312	34,741,482
Change in net assets from capital transactions	$27,944,579	$51,184,773
Change in net assets	44,783,215	68,247,028
Net Assets:
Beginning of period	242,581,098	174,334,070
End of period	$287,364,313	$242,581,098
Accumulated undistributed net investment income	$632,935	$476,941
Share Transactions:
Class A
Issued	788,159	1,319,810
Reinvested	139,608	114,947
Redeemed	(858,426)	(872,833)
Change in Class A	69,341	561,924
Class C(a)
Issued	1	—
Reinvested	—	—
Change in Class C	1	—
Class K(a)
Issued	1	—
Reinvested	—	—
Change in Class K	1	—
Institutional Class
Issued	2,018,316	1,945,891
Reinvested	462,106	349,991
Redeemed	(1,688,689)	(1,106,347)
Change in Institutional Class	791,733	1,189,535
(a)	Class C and Class K commenced operations on December 14, 2017.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

STEWARD COVERED CALL INCOME FUND

For the period December 14, 2017(a) through April 30, 2018
Change in net assets from operations:
Net investment income	$80,396
Net realized gains/(losses) from investment and options transactions	753,944
Net change in unrealized depreciation on investments and options transactions	(986,834)
Change in net assets resulting from operations	(152,494)
Distributions to shareholders from:
Net investment income:
Class A	(5)
Class K	—
Institutional Class	(67,662)
Change in net assets from shareholder distributions	(67,667)
Capital Transactions:
Class A
Proceeds from shares issued	$3,110
Dividends reinvested	5
Cost of shares redeemed	(29)
Change in Class A from capital transactions	3,086
Class C
Proceeds from shares issued	10
Change in Class C from capital transactions	10
Class K
Proceeds from shares issued	10
Change in Class K from capital transactions	10
Institutional Class
Proceeds from shares issued	26,662,459
Dividends reinvested	67,662
Cost of shares redeemed	(1,092,545)
Change in Institutional Class from capital transactions	25,637,576
Change in net assets from capital transactions	$25,640,682
Change in net assets	25,420,521
Net Assets:
Beginning of period	—
End of period	$25,420,521
Accumulated undistributed net investment income	$27,798
Share Transactions:
Class A
Issued	311
Reinvested	1
Change in Class A	312
Class C
Issued	1
Change in Class C	1
Class K
Issued	1
Change in Class K	1
Institutional Class
Issued	2,665,495
Reinvested	6,660
Redeemed	(108,702)
Change in Institutional Class	2,563,453
(a)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated.

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Operations
Steward Large Cap Enhanced Index Fund
Class A
Year ended April 30, 2018	$36.89	$0.41		$4.60	$5.01
Year ended April 30, 2017	32.25	0.39		4.63	5.02
Year ended April 30, 2016	38.89	0.46		(1.31)	(0.85)
Year ended April 30, 2015	37.46	0.36		3.86	4.22
Year ended April 30, 2014	32.87	0.34		7.29	7.63
Class C
Period ended April 30, 2018(e)	10.00	—	(f)	(0.02)	(0.02)
Class K
Period ended April 30, 2018(e)	10.00	—	(f)	0.01	0.01
Institutional Class
Year ended April 30, 2018	36.72	0.53		4.57	5.10
Year ended April 30, 2017	32.07	0.48		4.63	5.11
Year ended April 30, 2016	38.70	0.62		(1.34)	(0.72)
Year ended April 30, 2015	37.30	0.47		3.86	4.33
Year ended April 30, 2014	32.73	0.48		7.24	7.72
Steward Small-Mid Cap Enhanced Index Fund
Class A
Year ended April 30, 2018	15.44	0.11		1.37	1.48
Year ended April 30, 2017	13.26	0.06		2.64	2.70
Year ended April 30, 2016	15.33	0.08		(0.51)	(0.43)
Year ended April 30, 2015	16.04	0.08		1.41	1.49
Year ended April 30, 2014	14.18	0.07		3.03	3.10
Class C
Period ended April 30, 2018(e)	10.00	—	(f)	(0.04)	(0.04)
Class K
Period ended April 30, 2018(e)	10.00	—	(f)	(0.04)	(0.04)
Institutional Class
Year ended April 30, 2018	15.65	0.15		1.39	1.54
Year ended April 30, 2017	13.43	0.11		2.67	2.78
Year ended April 30, 2016	15.51	0.12		(0.52)	(0.40)
Year ended April 30, 2015	16.20	0.12		1.43	1.55
Year ended April 30, 2014	14.30	0.11		3.07	3.18
Steward International Enhanced Index Fund
Class A
Year ended April 30, 2018	20.45	0.43		2.59	3.02
Year ended April 30, 2017	18.65	0.36		1.81	2.17
Year ended April 30, 2016	22.22	0.40	(g)	(3.27)	(2.87)
Year ended April 30, 2015	23.06	0.41		(0.71)	(0.30)
Year ended April 30, 2014	21.96	0.67		0.96	1.63
Class C
Period ended April 30, 2018(e)	10.00	—	(f)	0.23	0.23
Class K
Period ended April 30, 2018(e)	10.00	—	(f)	0.23	0.23
Institutional Class
Year ended April 30, 2018	20.51	0.51		2.59	3.10
Year ended April 30, 2017	18.70	0.43		1.81	2.24
Year ended April 30, 2016	22.28	0.57	(g)	(3.38)	(2.81)
Year ended April 30, 2015	23.11	0.44		(0.65)	(0.21)
Year ended April 30, 2014	22.01	0.74		0.97	1.71
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Excludes the value of portfolio securities delivered as a result of a redemption in-kind.
(e)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
(f)	Expressed as “—” as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(g)	Calculated based on average shares outstanding.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

	Distributions:							Ratios/Supplementary Data:
	Net Investment Income	Net Realized Gains from Investments	In Excess of Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets(b)		Ratio of Net Investment Income to Average Net Assets(b)		Portfolio Turnover Rate(a)(c)
Steward Large Cap Enhanced Index Fund
Class A
Year ended April 30, 2018	$(0.40)	$—	$—	$(0.40)	$41.50	13.61%	$47,998	0.84%		1.02%		23%
Year ended April 30, 2017	(0.38)	—	—	(0.38)	36.89	15.63%	47,052	0.82%		1.10%		25%
Year ended April 30, 2016	(0.49)	(4.26)	(1.04)	(5.79)	32.25	(2.01)%	52,151	0.82%		1.30%		91	%(d)
Year ended April 30, 2015	(0.34)	(2.45)	—	(2.79)	38.89	11.35%	50,747	0.86%		0.97%		33%
Year ended April 30, 2014	(0.34)	(2.70)	—	(3.04)	37.46	23.68%	34,116	0.90%		0.96%		30%
Class C
Period ended April 30, 2018(e)	(0.19)	—	—	(0.19)	9.79	(0.27)%	—	—	%(f)	—	%(f)	23%
Class K
Period ended April 30, 2018(e)	(0.25)	—	—	(0.25)	9.76	0.02%	—	—	%(f)	—	%(f)	23%
Institutional Class
Year ended April 30, 2018	(0.48)	—	—	(0.48)	41.34	13.93%	345,522	0.54%		1.32%		23%
Year ended April 30, 2017	(0.46)	—	—	(0.46)	36.72	16.02%	319,230	0.50%		1.40%		25%
Year ended April 30, 2016	(0.61)	(4.26)	(1.04)	(5.91)	32.07	(1.67)%	253,302	0.48%		1.66%		91	%(d)
Year ended April 30, 2015	(0.48)	(2.45)	—	(2.93)	38.70	11.71%	292,898	0.50%		1.30%		33%
Year ended April 30, 2014	(0.45)	(2.70)	—	(3.15)	37.30	24.11%	175,616	0.54%		1.33%		30%
Steward Small-Mid Cap Enhanced Index Fund
Class A
Year ended April 30, 2018	(0.08)	(1.14)	—	(1.22)	15.70	9.59%	77,227	0.83%		0.69%		29%
Year ended April 30, 2017	(0.07)	(0.45)	—	(0.52)	15.44	20.44%	69,001	0.87%		0.43%		36%
Year ended April 30, 2016	(0.09)	(1.55)	—	(1.64)	13.26	(2.39)%	55,445	0.85%		0.59%		33%
Year ended April 30, 2015	(0.08)	(2.12)	—	(2.20)	15.33	9.85%	60,408	0.84%		0.50%		37%
Year ended April 30, 2014	(0.06)	(1.18)	—	(1.24)	16.04	22.02%	55,516	0.90%		0.42%		29%
Class C
Period ended April 30, 2018(e)	(0.06)	(1.14)	—	(1.20)	8.76	(0.48)%	—	—	%(f)	—	%(f)	29%
Class K
Period ended April 30, 2018(e)	(0.08)	(1.14)	—	(1.22)	8.74	(0.56)%	—	—	%(f)	—	%(f)	29%
Institutional Class
Year ended April 30, 2018	(0.12)	(1.14)	—	(1.26)	15.93	9.87%	154,975	0.57%		0.95%		29%
Year ended April 30, 2017	(0.11)	(0.45)	—	(0.56)	15.65	20.80%	130,717	0.58%		0.72%		36%
Year ended April 30, 2016	(0.13)	(1.55)	—	(1.68)	13.43	(2.15)%	101,597	0.57%		0.87%		33%
Year ended April 30, 2015	(0.12)	(2.12)	—	(2.24)	15.51	10.19%	93,821	0.56%		0.78%		37%
Year ended April 30, 2014	(0.11)	(1.18)	—	(1.28)	16.20	22.43%	70,629	0.62%		0.70%		29%
Steward International Enhanced Index Fund
Class A
Year ended April 30, 2018	(0.46)	—	—	(0.46)	23.01	14.92%	27,085	1.02%		1.88%		10%
Year ended April 30, 2017	(0.37)	—	—	(0.37)	20.45	11.85%	17,922	1.01%		1.88%		16%
Year ended April 30, 2016	(0.70)	—	—	(0.70)	18.65	(13.10)%	16,268	1.00%		2.14%		11	%(d)
Year ended April 30, 2015	(0.54)	—	—	(0.54)	22.22	(1.41)%	15,520	1.02%		1.84%		12%
Year ended April 30, 2014	(0.53)	—	—	(0.53)	23.06	7.69%	14,985	1.08%		3.09%		11%
Class C
Period ended April 30, 2018(e)	(0.15)	—	—	(0.15)	10.08	2.32%	—	—	%(f)	—	%(f)	10%
Class K
Period ended April 30, 2018(e)	(0.18)	—	—	(0.18)	10.05	2.32%	—	—	%(f)	—	%(f)	10%
Institutional Class
Year ended April 30, 2018	(0.52)	—	—	(0.52)	23.09	15.29%	112,524	0.71%		2.28%		10%
Year ended April 30, 2017	(0.43)	—	—	(0.43)	20.51	12.24%	114,580	0.67%		2.22%		16%
Year ended April 30, 2016	(0.77)	—	—	(0.77)	18.70	(12.82)%	104,190	0.65%		2.93%		11	%(d)
Year ended April 30, 2015	(0.62)	—	—	(0.62)	22.28	(1.01)%	286,947	0.64%		1.95%		12%
Year ended April 30, 2014	(0.61)	—	—	(0.61)	23.11	8.02%	99,665	0.73%		3.40%		11%

See notes to financial statements.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated.

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Operations
Steward Select Bond Fund
Class A
Year ended April 30, 2018	$24.58	$0.40		$(0.60)	$(0.20)
Year ended April 30, 2017	24.99	0.43		(0.40)	0.03
Year ended April 30, 2016	24.97	0.46		—	0.46
Year ended April 30, 2015	24.72	0.46		0.25	0.71
Year ended April 30, 2014	25.62	0.43		(0.85)	(0.42)
Class C
Period ended April 30, 2018(d)	10.00	—	(e)	(0.22)	(0.22)
Class K
Period ended April 30, 2018(d)	10.00	—	(e)	(0.23)	(0.23)
Institutional Class
Year ended April 30, 2018	24.47	0.48		(0.61)	(0.13)
Year ended April 30, 2017	24.87	0.51		(0.39)	0.12
Year ended April 30, 2016	24.85	0.53		0.01	0.54
Year ended April 30, 2015	24.61	0.54		0.25	0.79
Year ended April 30, 2014	25.49	0.53		(0.85)	(0.32)
Steward Global Equity Income Fund
Class A
Year ended April 30, 2018	31.00	0.60		3.87	4.47
Year ended April 30, 2017	28.72	0.51		3.72	4.23
Year ended April 30, 2016	30.11	0.60		0.18	0.78
Year ended April 30, 2015	29.82	0.63		1.32	1.95
Year ended April 30, 2014	27.24	0.65		2.60	3.25
Class C
Period ended April 30, 2018(d)	10.00	—	(e)	0.07	0.07
Class K
Period ended April 30, 2018(d)	10.00	—	(e)	0.08	0.08
Institutional Class
Year ended April 30, 2018	31.06	0.71		3.88	4.59
Year ended April 30, 2017	28.77	0.63		3.70	4.33
Year ended April 30, 2016	30.16	0.71		0.16	0.87
Year ended April 30, 2015	29.86	0.75		1.32	2.07
Year ended April 30, 2014	27.27	0.77		2.58	3.35
Steward Covered Call Income Fund
Class A
Period ended April 30, 2018(d)	10.00	0.03		(0.09)	(0.06)
Class C
Period ended April 30, 2018(d)	10.00	—	(e)	(0.05)	(0.05)
Class K
Period ended April 30, 2018(d)	10.00	—	(e)	(0.05)	(0.05)
Institutional Class
Period ended April 30, 2018(d)	10.00	0.03		(0.08)	(0.05)
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
(e)	Expressed as “—” as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

	Distributions:						Ratios/Supplementary Data:
	Net Investment Income	Net Realized Gains from Investments	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets Prior to Waivers(b)		Ratio of Expenses to Average Net Assets Net of Waivers(b)		Ratio of Net Investment Income to Average Net Assets(b)		Portfolio Turnover Rate(a)(c)
Steward Select Bond Fund
Class A
Year ended April 30, 2018	$(0.42)	$—	$(0.42)	$23.96	(0.82)%	$11,134	0.96%		0.96%		1.67%		5%
Year ended April 30, 2017	(0.44)	—	(0.44)	24.58	0.11%	10,664	0.95%		0.95%		1.71%		18%
Year ended April 30, 2016	(0.44)	—	(0.44)	24.99	1.87%	11,719	0.95%		0.95%		1.80%		11%
Year ended April 30, 2015	(0.46)	—	(0.46)	24.97	2.92%	15,208	0.96%		0.96%		1.83%		13%
Year ended April 30, 2014	(0.48)	—	(0.48)	24.72	(1.60)%	13,247	1.01%		1.01%		1.78%		13%
Class C
Period ended April 30, 2018(d)	(0.21)	—	(0.21)	9.57	(2.27)%	—	—	%(e)	—	%(e)	—	%(e)	5%
Class K
Period ended April 30, 2018(d)	(0.25)	—	(0.25)	9.52	(2.30)%	—	—	%(e)	—	%(e)	—	%(e)	5%
Institutional Class
Year ended April 30, 2018	(0.49)	—	(0.49)	23.85	(0.54)%	151,593	0.66%		0.66%		1.98%		5%
Year ended April 30, 2017	(0.52)	—	(0.52)	24.47	0.50%	147,953	0.61%		0.61%		2.05%		18%
Year ended April 30, 2016	(0.52)	—	(0.52)	24.87	2.22%	138,503	0.60%		0.60%		2.16%		11%
Year ended April 30, 2015	(0.55)	—	(0.55)	24.85	3.26%	138,956	0.62%		0.62%		2.19%		13%
Year ended April 30, 2014	(0.56)	—	(0.56)	24.61	(1.20)%	132,573	0.66%		0.66%		2.14%		13%
Steward Global Equity Income Fund
Class A
Year ended April 30, 2018	(0.59)	(1.82)	(2.41)	33.06	14.58%	67,213	0.99%		0.99%		1.80%		59%
Year ended April 30, 2017	(0.56)	(1.39)	(1.95)	31.00	15.22%	60,865	0.99%		0.99%		1.78%		48%
Year ended April 30, 2016	(0.62)	(1.55)	(2.17)	28.72	2.94%	40,254	0.98%		0.98%		2.12%		54%
Year ended April 30, 2015	(0.62)	(1.04)	(1.66)	30.11	6.57%	27,698	1.01%		1.01%		2.11%		48%
Year ended April 30, 2014	(0.67)	—	(0.67)	29.82	12.16%	21,741	1.06%		1.06%		2.36%		40%
Class C
Period ended April 30, 2018(d)	(0.23)	(1.82)	(2.05)	8.02	0.83%	—	—	%(e)	—	%(e)	—	%(e)	59%
Class K
Period ended April 30, 2018(d)	(0.27)	(1.82)	(2.09)	7.99	0.86%	—	—	%(e)	—	%(e)	—	%(e)	59%
Institutional Class
Year ended April 30, 2018	(0.68)	(1.82)	(2.50)	33.15	14.96%	220,152	0.68%		0.68%		2.12%		59%
Year ended April 30, 2017	(0.65)	(1.39)	(2.04)	31.06	15.58%	181,716	0.66%		0.66%		2.11%		48%
Year ended April 30, 2016	(0.71)	(1.55)	(2.26)	28.77	3.26%	134,080	0.64%		0.64%		2.47%		54%
Year ended April 30, 2015	(0.73)	(1.04)	(1.77)	30.16	6.97%	140,285	0.66%		0.66%		2.46%		48%
Year ended April 30, 2014	(0.76)	—	(0.76)	29.86	12.55%	133,017	0.71%		0.71%		2.74%		40%
Steward Covered Call Income Fund
Class A
Period ended April 30, 2018(d)	(0.02)	—	(0.02)	9.92	(0.56)%	3	1.42%		1.25%		0.81%		29%
Class C
Period ended April 30, 2018(d)	—	—	—	9.95	(0.50)%	—	—	%(e)	—	%(e)	—	%(e)	29%
Class K
Period ended April 30, 2018(d)	(0.03)	—	(0.03)	9.92	(0.55)%	—	—	%(e)	—	%(e)	—	%(e)	29%
Institutional Class
Period ended April 30, 2018(d)	(0.03)	—	(0.03)	9.92	(0.54)%	25,417	1.16%		1.00%		0.84%		29%

See notes to financial statements.

STEWARD FUNDS
NOTES TO FINANCIAL STATEMENTS — April 30, 2018

Note 1 — Organization:

Steward Funds, Inc. (“SFI”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified open-end management investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” As of April 30, 2018, SFI is composed of six separate operational funds, each a series of SFI. The accompanying financial statements are presented for the following six funds (individually a “Fund”, and collectively the “Funds”) of SFI:

Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward International Enhanced Index Fund
Steward Select Bond Fund
Steward Global Equity Income Fund
Steward Covered Call Income Fund

Steward Covered Call Income Fund commenced operations on December 14, 2017.

Each Fund currently offers four classes of shares (“Class A” (formerly, Individual Class), “Class C”, “Class K”, and “Institutional Class”, each a “Class”, and collectively the “Classes”). Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class has a different expense structure. Each Class of shares has exclusive voting rights with respect to matters that affect just that Class or on which the interests of the Class differ from the interests of the other Classes. Income and realized and unrealized gains and losses on investments are allocated to each Class of shares based on its relative net assets.

Note 2 — Investment Objectives:

Steward Large Cap Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of large capitalization companies that represent a broad spectrum of the United States economy and allocates selectively between growth and value-type securities.

Steward Small-Mid Cap Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of small and medium capitalization companies that represent a broad spectrum of the United States economy and allocates selectively between growth and value-type securities.

Steward International Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in American Depositary Receipts (“ADRs”) representing securities of companies located or domiciled outside of the United States, with selective allocation between equity securities of developed market companies and emerging market companies.

Steward Select Bond Fund seeks to provide high current income with capital appreciation. The Fund invests primarily in fixed income investments such as corporate bonds, mortgage-backed securities and government and agency bonds and notes.

Steward Global Equity Income Fund seeks to provide current income along with growth of capital. The Fund invests primarily in dividend-paying common stocks of large, medium and small capitalization companies that represent a broad spectrum of the global economy. The Fund’s non-U.S. investments will be primarily in the form of ADRs.

Steward Covered Call Income Fund seeks to provide dividend income and options premium income, with the potential for capital appreciation and less volatility than the broad equity market. The Fund invests primarily in common stocks of large capitalization companies located in the United States, most of which pay dividends, with sufficient liquidity and option market interest to suggest that call options can readily be written on those securities.

In pursuing their investment objectives, the Funds apply a comprehensive set of values-based screens to all of their portfolio investments.

Note 3 — Significant Accounting Policies:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds.

Portfolio Valuation:  Fund investments are recorded at fair value. In determining fair value, the Funds use various valuation approaches. Equity securities listed on a domestic or foreign exchange are valued at the last sale price on the day of valuation or, if there was no sale that day, at the mean between the last reported bid and asked prices as of the close of trading. Equity securities traded on The NASDAQ Stock Market LLC (“NASDAQ”) use the official closing price, if available, and otherwise, use the last reported sale price, or the mean between the last reported bid and asked prices if there was no sale on that day. Equity securities that are traded in the over-the-counter market only, but that are not included on NASDAQ, are valued at the last sale price on the day of valuation. Debt securities, including corporate bonds and U.S. government agency, mortgage-backed, and treasury obligations, with a remaining maturity of sixty days or more are valued at the bid price as obtained from a Fund’s designated pricing service. Factors considered by pricing services include market characteristics such as benchmark yield curves, options adjusted spreads, credit spreads and fundamental analytical data related to the issuer. Debt securities with a remaining maturity of less than sixty days are valued at amortized cost, which approximates fair value. Money market funds are valued at net asset value per share. Written options are valued at the last sale price, if any, and otherwise at the most recent ask price. All other securities and securities for which prices are not available or with no readily determinable market values are valued at their fair value in accordance with policies and procedures adopted by the Funds' Board of Directors (the “Board”).

GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 — Quoted prices in active markets for identical securities and net asset values for money market funds.

Level 2 — Other significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risks).

Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Pursuant to these valuation policies, equity securities and written options contracts are generally categorized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2). Debt securities are generally categorized as Level 2 securities in the fair value hierarchy, except that U.S. Treasury debt securities may be categorized as Level 1. Money market funds are generally categorized as Level 1 securities in the fair value hierarchy.

For the year ended April 30, 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following table presents a summary of inputs used to value the Funds’ investments as of April 30, 2018:

	Investments in Securities
Fund	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	LEVEL 3 — Significant Unobservable Inputs	Total
Steward Large Cap Enhanced Index Fund
Security Type
Common Stocks*	$389,337,102	$—	$—	$389,337,102
Money Market Fund	4,044,269	—	—	4,044,269
Total Investments	$393,381,371	$—	$—	$393,381,371
Steward Small-Mid Cap Enhanced Index Fund
Security Type
Common Stocks*	$229,966,275	$—	$—	$229,966,275
Money Market Fund	2,218,026	—	—	2,218,026
Total Investments	$232,184,301	$—	$—	$232,184,301
Steward International Enhanced Index Fund
Security Type
Common Stocks*	$137,277,038	$—	$—	$137,277,038
Money Market Fund	2,188,340	—	—	2,188,340
Total Investments	$139,465,378	$—	$—	$139,465,378
Steward Select Bond Fund
Security Type
Corporate Bonds*	$—	$95,817,306	$—	$95,817,306
Municipal Bonds	—	2,041,153	—	2,041,153
U.S. Government Agencies	—	24,216,542	—	24,216,542
U.S. Government Agency Mortgage-Backed Obligations	—	5,055,624	—	5,055,624
U.S. Treasury Obligations	26,609,676	998,601	—	27,608,277
Preferred Stocks*	2,293,050	—	—	2,293,050
Money Market Fund	4,283,604	—	—	4,283,604
Total Investments	$33,186,330	$128,129,226	$—	$161,315,556
Steward Global Equity Income Fund
Security Type
Common Stocks*	$285,995,506	$—	$—	$285,995,506
Money Market Fund	1,176,173	—	—	1,176,173
Total Investments	$287,171,679	$—	$—	$287,171,679
Steward Covered Call Income Fund
Security Type
Common Stocks*	$25,466,221	$—	$—	$25,466,221
Money Market Fund	272,044	—	—	272,044
Total Investment Securities	$25,738,265	$—	$—	$25,738,265
Other Financial Instruments:ˆ
Written Options Contracts	(382,064)	—	—	(382,064)
Total Investments	$25,356,201	$—	$—	$25,356,201
*	Please refer to the Schedule of Portfolio Investments to view common stocks, corporate bonds, and preferred stocks segregated by industry type.
ˆ	Other Financial Instruments would include any derivative instruments, such as written options contracts. These investments are generally recorded in the financial statements at fair value.

The Funds recognize transfers between fair value hierarchy levels at the reporting period end. There were no transfers between levels as of April 30, 2018, from those used on April 30, 2017.

Securities Transactions and Investment Income:  Portfolio security transactions are recorded on trade date. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Debt obligations may be placed in non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Funds’ investment adviser as part of the valuation process. The treatment of such interest income may be different for federal income tax purposes. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Dividend income is recorded on the ex-dividend date, or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholdings taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

Dividends and Distributions to Shareholders:  Dividends from net investment income, if any, from the Funds are declared and paid quarterly. All net realized long-term or short-term capital gains, if any, will be declared and distributed at least annually.

Income dividends and capital gains distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by the Funds, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Funds. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

Written Options Contracts:  Steward Covered Call Income Fund may write (sell) covered call options. Premiums received from written options contracts are recorded as liabilities and are marked-to-market to reflect the current value of the options written. When writing an option, the Fund bears the market risk of unfavorable changes in the price of the underlying instrument.

The notional amount of written options outstanding at April 30, 2018 and the month-end average notional amount is $24,943,379. The monthly average notional amount for written options contracts for the period December 14, 2017 through April 30, 2018 was $23,689,317.

Transactions in derivative instruments reflected on the Statements of Assets and Liabilities and Statements of Operations, categorized by risk exposure, as of April 30, 2018, are:

		Liability Derivatives
Fund	Primary Risk Exposure	Statements of Asset and Liabilities Location	Total Fair Value
Steward Covered Call Income Fund	Equity Risk
	Options Contracts	Written options at fair value	$382,064

		Realized Gain/(Loss) on Derivatives Recognized as a Result from Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
Fund	Primary Risk Exposure	Net realized gains from options transactions	Change in unrealized appreciation on options transactions
Steward Covered Call Income Fund	Equity Risk	$523,839	$78,374

Federal Income Taxes:  The Funds intend to qualify as regulated investment companies under Sub-Chapter M of the Internal Revenue Code and accordingly, will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

As of and during the year ended April 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. For all open tax-years, management of the

Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Further, management of the Funds is not aware of any tax positions for which it is reasonably possible that the total amounts of any unrecognized tax benefits will significantly change over the next fiscal year.

Allocation of Expenses:  Expenses directly attributable to a Fund or Class are charged directly to that Fund or Class, while expenses that are attributable to more than one Fund or Class are allocated among the respective Funds and their Classes based upon relative net assets or some other reasonable method as determined by the Board.

Foreign Securities:  Investments in securities of issuers in foreign countries involves risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information. Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than found in developed countries.

Affiliated Securities Transactions:  Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by Crossmark Global Investments, Inc. (“Crossmark Global Investments” or the “Adviser”). Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended April 30, 2018, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

Recent Accounting Pronouncements:  In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date for purchased non-contingently callable debt securities. For public business entities, ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

Note 4 — Investment Advisory and Other Agreements:

Crossmark Global Investments, a wholly-owned subsidiary of Crossmark Global Holdings, Inc. (“Crossmark Global Holdings”), serves as investment adviser to the Funds. Crossmark Global Investments provides investment advisory services to investment companies, pension and profit sharing accounts, corporations and individuals. Subject to the authority of the Board, the Adviser provides the Funds with continuous investment advisory services in accordance with an investment advisory agreement (the “Advisory Agreement”) between the Adviser and SFI, on behalf of the Funds. Crossmark Global Investments receives compensation for its services as investment adviser. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. Pursuant to the terms of the investment advisory agreement, Crossmark Global Investments has full discretion to manage the assets of the Funds in accordance with their investment objectives.

As compensation for its services as investment adviser, each Fund pays Crossmark Global Investments, on a monthly basis, an investment advisory fee calculated daily, based on the average daily net assets of the Fund, at the following annual rates:

Steward Large Cap Enhanced Index Fund

—	0.15% on the first $500 million;
—	0.125% on the next $500 million; and
—	0.10% in excess of $1 billion

Steward Small-Mid Cap Enhanced Index Fund

—	0.15% on the first $500 million;
—	0.125% on the next $500 million; and
—	0.10% in excess of $1 billion

Steward International Enhanced Index Fund

—	0.30% on the first $500 million;
—	0.25% on the next $500 million; and
—	0.20% in excess of $1 billion

Steward Select Bond Fund

—	0.25% on the first $500 million;
—	0.20% on the next $500 million; and
—	0.175% in excess of $1 billion

Steward Global Equity Income Fund

—	0.30% on the first $500 million;
—	0.25% on the next $500 million; and
—	0.20% in excess of $1 billion

Steward Covered Call Income Fund

—	0.45% of the aggregate assets

Crossmark Global Investments has entered into an expense limitation agreement with Steward Covered Call Income Fund. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by certain classes of Steward Covered Call Income Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amount will be the liability of the Adviser. Brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies, and extraordinary expenses are excluded from the expense limitation agreement. As of April 30, 2018, the expense limits are as follows:

	In Effect Until at Least December 13, 2019
Fund	Class A	Class C	Class K	Institutional Class
Steward Covered Call Income Fund	1.25%	2.00%	0.90%	1.00%

Steward Covered Call Income Fund has agreed to repay fees that were contractually waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Any amounts recouped by the Adviser during the year are reflected on the Statements of Operations as “Recoupment of prior expenses reimbursed by the Adviser.”

As of April 30, 2018, the contractual reimbursement subject to repayment by the Fund in subsequent years was as follows:

Fund	Expires April 30, 2021
Steward Covered Call Income Fund	$15,048

Crossmark Consulting, LLC (“Crossmark Consulting”), an affiliate of Crossmark Global Investments and a wholly-owned subsidiary of Crossmark Global Holdings, serves as administrator for the Funds. For its services as administrator, Crossmark Consulting receives a monthly fee from the Funds calculated at the annual rate of 0.075% on the first $500 million of the Funds’ aggregate average daily net assets. The rate declines to 0.03% of the Funds’ aggregate average daily net assets in excess of $500 million. Crossmark Consulting also serves as a consultant to the Funds with respect to socially responsible investment policies. Crossmark Consulting receives its consulting fee monthly, based on the annual average aggregate daily net assets of the Funds as follows:

First	$500,000,000	0.08%
Next	$500,000,000	0.05%
Over	$1,000,000,000	0.02%

Crossmark Consulting, pursuant to a Compliance Services Agreement, provides certain compliance services for the Funds. Each Fund pays Crossmark Consulting a monthly fee based on the annual average daily net assets of the Fund as follows for compliance services:

First	$500,000,000	0.025%
Next	$500,000,000	0.020%
Over	$1,000,000,000	0.015%

Pursuant to the Class Action and Fair Fund Services Agreement, as amended on February 28, 2018, Crossmark Consulting receives fees totaling 6% of amounts received by the Funds from Fair Funds, as defined in the agreement. Prior to February 28, 2018, Crossmark Consulting received a fee of 3% of net amounts received by the Funds from Class Actions and 6% of amounts received by the Funds from Fair Funds, each as defined in the agreement.

Effective March 31, 2018, Jim Coppedge serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO is an employee of the Adviser, which pays the compensation of the CCO. Mr. Coppedge is also the General Counsel and CCO of Crossmark Global Investments. Prior to March 31, 2018, Cipperman Compliance Services, LLC (“Cipperman”) provided regulatory compliance supervisory services for the Funds pursuant to a Compliance Services Agreement. In accordance with this agreement, Cipperman designated a member of its staff, who was approved by the Board, to serve as the CCO for the Funds in accordance with applicable law. Cipperman’s fee for “Base Services” described in the agreement was $5,000 per month.

Crossmark Distributors, Inc. (“Crossmark Distributors”) serves as the distributor of the Funds’ shares. Crossmark Distributors is an affiliate of Crossmark Global Investments, and both are wholly-owned subsidiaries of Crossmark Global Holdings.

Each of the Funds has adopted a Service and Distribution Plan (the “Plan”) amended effective as of September 8, 2017, pursuant to Rule 12b-1 under the 1940 Act whereby the assets of each Fund’s Class A and Class C shares are used to compensate Crossmark Distributors for costs and expenses incurred in connection with the distribution, marketing and servicing of each Fund’s Class A and Class C shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses for prospective investors, advertising literature, and costs of personnel involved with the promotion and distribution of shares. Under the Plan, each Fund pays Crossmark Distributors an amount computed monthly at the annual rates of 0.25% and 1.00% of the Fund’s Class A and Class C average daily net assets (including reinvested dividends paid with respect to those assets), respectively. Of this amount, Crossmark Distributors may allocate to securities dealers, (which may include Crossmark Distributors itself) and other financial institutions and organizations (collectively “Service Organizations”) amounts based on the particular Fund’s average net assets owned by shareholders for whom the Service Organizations have a servicing relationship.

The Administrative Services Plan amended effective as of September 15, 2017, provides that each Fund, out of assets attributable to its Class A, Class C, and Institutional Class shares, shall compensate Crossmark Distributors to cover the costs of payments to certain third-party shareholder service providers related to the administration of group accounts in which the Fund’s shareholders participate. The amount of such payments may not exceed, on an annual basis, 0.10% of the average daily net assets of the Class A, Class C, and Institutional Class shares, respectively, of each Fund. For Class A and Class C shares, this fee is in addition to fees payable under the Service and Distribution Plan. Institutional Class shares are not subject to the Service and Distribution Plan.

Certain officers and directors of the Funds are also officers and/or directors of Crossmark Global Investments, Crossmark Distributors and/or Crossmark Consulting.

Citi Fund Services Ohio, Inc. (“Citi Ohio”) serves as the Funds’ fund accountant. Under the terms of the Master Service Agreement, Citi Ohio will be paid annual class fees which shall apply to each additional class of shares of each Fund that has more than a single share class, and is entitled to receive a monthly fee from each Fund calculated at the annual rate of 0.07% on the first $500 million of the Funds’ aggregate average daily net assets. The rate then declines to 0.06% on the next $150 million of aggregate average daily net assets, and to 0.05% on the next $100 million of aggregate average daily assets, and to 0.04% on aggregate average daily net assets thereafter subject to certain minimums and additional fees. Under a transfer agency agreement assigned from Citi Ohio, FIS Investor Services LLC serves as the Funds’ transfer agent and is paid annual class and per account fees. These fees are allocated among the Funds based on their relative daily net assets.

Note 5 — Purchases and Sales of Securities:

Purchases and sales of portfolio securities (excluding short-term securities and U.S. government securities) for the year ended April 30, 2018, (except for Steward Covered Call Income Fund with purchases and sales for the period December 14, 2017, commencement of operations, to April 30, 2018) were as follows:

Fund	Purchases	Sales
Steward Large Cap Enhanced Index Fund	$89,410,942	$104,889,535
Steward Small-Mid Cap Enhanced Index Fund	78,247,040	63,625,019
Steward International Enhanced Index Fund	13,783,469	24,111,197
Steward Select Bond Fund	8,135,743	7,243,303
Steward Global Equity Income Fund	172,824,569	157,055,901
Steward Covered Call Income Fund	33,654,084	7,268,652

Purchases and sales of U.S. government securities for the year ended April 30, 2018, were as follows:

Fund	Purchases	Sales
Steward Select Bond Fund	$10,453,527	$793,070

Note 6 — Federal Income Tax Information:

As of April 30, 2018, the cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) on investments, for federal income tax purposes, were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Steward Large Cap Enhanced Index Fund	$335,588,333	$74,355,240	$(16,562,202)	$57,793,038
Steward Small-Mid Cap Enhanced Index Fund	201,014,466	47,194,937	(16,025,102)	31,169,835
Steward International Enhanced Index Fund	125,276,305	23,892,077	(9,703,004)	14,189,073
Steward Select Bond Fund	164,322,383	603,755	(3,610,582)	(3,006,827)
Steward Global Equity Income Fund	245,644,223	48,199,277	(6,671,821)	41,527,456
Steward Covered Call Income Fund	26,419,582	397,395	(1,460,776)	(1,063,381)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily attributable to tax deferral of losses on wash sales, adjustments to income on certain securities and other temporary differences.

The tax character of distributions paid during the fiscal year ended April 30, 2018, were as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Steward Large Cap Enhanced Index Fund	$4,517,232	$—	$4,517,232
Steward Small-Mid Cap Enhanced Index Fund	4,300,353	12,515,336	16,815,689
Steward International Enhanced Index Fund	3,178,705	—	3,178,705
Steward Select Bond Fund	3,248,495	—	3,248,495
Steward Global Equity Income Fund	8,419,793	11,372,847	19,792,640
Steward Covered Call Income Fund	67,667	—	67,667

The tax character of distributions paid during the fiscal year ended April 30, 2017, were as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Steward Large Cap Enhanced Index Fund	$4,358,419	$—	$4,358,419
Steward Small-Mid Cap Enhanced Index Fund	1,156,296	5,339,731	6,496,027
Steward International Enhanced Index Fund	2,662,179	—	2,662,179
Steward Select Bond Fund	3,165,733	—	3,165,733
Steward Global Equity Income Fund	4,244,071	9,429,792	13,673,863

As of April 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings (Deficit)
Steward Large Cap Enhanced Index Fund	$214,492	$18,814,067	$19,028,559	$—	$57,793,038	$76,821,597
Steward Small-Mid Cap Enhanced Index Fund	1,531,975	15,299,814	16,831,789	—	31,169,835	48,001,624
Steward International Enhanced Index Fund	465,914	—	465,914	(6,340,984)	14,189,073	8,314,003
Steward Select Bond Fund	470,237	—	470,237	(2,685,813)	(3,006,827)	(5,222,403)
Steward Global Equity Income Fund	3,717,157	13,555,997	17,273,154	—	41,527,456	58,800,610
Steward Covered Call Income Fund	858,288	—	858,288	—	(1,063,381)	(205,093)

As of the end of their tax year ended April 30, 2018, the following Funds have capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF is offset or expires.

CLCFs subject to expiration:

Fund	Expires 2019
Steward Large Cap Enhanced Index Fund	$—
Steward Small-Mid Cap Enhanced Index Fund	—
Steward International Enhanced Index Fund	6,340,985
Steward Select Bond Fund	760,671
Steward Global Equity Income Fund	—
Steward Global Covered Call Income Fund	—

CLCFs not subject to expiration:

Fund	Short-Term Amount	Long-Term Amount	Total
Steward Large Cap Enhanced Index Fund	$—	$—	$—
Steward Small-Mid Cap Enhanced Index Fund	—	—	—
Steward International Enhanced Index Fund	—	—	—
Steward Select Bond Fund	73,438	1,851,704	1,925,142
Steward Global Equity Income Fund	—	—	—
Steward Covered Call Income Fund	—	—	—

During the year ended April 30, 2018, the Funds utilized CLCFs as follows:

Fund	Total
Steward Large Cap Enhanced Index Fund	$1,726,816
Steward International Enhanced Index Fund	2,947,069

For the year ended April 30, 2018, the Steward Select Bond Fund had expiring CLCFs of $468,259.

Note 7 — Reclassifications:

In accordance with GAAP, the Funds have made reclassifications among their capital accounts. These reclassifications are intended to adjust the components of the Funds’ net assets to reflect the tax character of permanent book/tax differences (e.g. Foreign Currency Gain/Loss, ROC Basis adjustments sold, paydown gain/loss, CLCF Expiration) and have no impact on the net assets or the net asset value of the Funds. As of April 30, 2018, the Funds made reclassifications to increase or (decrease) the components of the net assets, detail below:

Fund	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investment Transactions	Capital
Steward Large Cap Enhanced Index Fund	$(250,449)	$250,448	$1
Steward Small-Mid Cap Enhanced Index Fund	(313,533)	313,532	1
Steward International Enhanced Index Fund	85,149	(85,148)	(1)
Steward Select Bond Fund	26,505	441,754	(468,259)
Steward Global Equity Income Fund	(85,482)	85,482	—
Steward Covered Call Income Fund	15,069	(1)	(15,068)

Note 8 — Control Ownership:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2018, the following were record owners of the approximate amounts of each Fund listed below. Record ownership is not necessarily the same as beneficial ownership.

Fund	Shareholder	Percent Owned
Steward Large Cap Enhanced Index Fund – Class A	National Financial Services LLC	47%
Steward Large Cap Enhanced Index Fund – Class C	Crossmark Global Investments, Inc.(1)	100%
Steward Large Cap Enhanced Index Fund – Class K	Crossmark Global Investments, Inc.(1)	100%
Steward Large Cap Enhanced Index Fund – Institutional Class	National Financial Services LLC	42%
Steward Large Cap Enhanced Index Fund – Institutional Class	TD Ameritrade Trust Co.	42%
Steward Small-Mid Cap Enhanced Index Fund – Class C	Crossmark Global Investments, Inc.(1)	100%
Steward Small-Mid Cap Enhanced Index Fund – Class K	Crossmark Global Investments, Inc.(1)	100%
Steward Small-Mid Cap Enhanced Index Fund – Institutional Class	TD Ameritrade Trust Co.	38%
Steward International Enhanced Index Fund – Class A	National Financial Services LLC	92%
Steward International Enhanced Index Fund – Class C	Crossmark Global Investments, Inc.(1)	100%
Steward International Enhanced Index Fund – Class K	Crossmark Global Investments, Inc.(1)	100%
Steward International Enhanced Index Fund – Institutional Class	TD Ameritrade Trust Co.	54%
Steward International Enhanced Index Fund – Institutional Class	National Financial Services LLC	39%
Steward Select Bond Fund – Class A	National Financial Services LLC	87%
Steward Select Bond Fund – Class C	Crossmark Global Investments, Inc.(1)	100%
Steward Select Bond Fund – Class K	Crossmark Global Investments, Inc.(1)	100%
Steward Select Bond Fund – Institutional Class	TD Ameritrade Trust Co.	52%
Steward Select Bond Fund – Institutional Class	National Financial Services LLC	45%
Steward Global Equity Income Fund – Class A	Charles Schwab & Co., Inc.	45%
Steward Global Equity Income Fund – Class A	National Financial Services LLC	37%
Steward Global Equity Income Fund – Class C	Crossmark Global Investments, Inc.(1)	100%
Steward Global Equity Income Fund – Class K	Crossmark Global Investments, Inc.(1)	100%
Steward Global Equity Income Fund – Institutional Class	TD Ameritrade Trust Co.	46%
Steward Global Equity Income Fund – Institutional Class	National Financial Services LLC	35%
Steward Covered Call Income Fund – Class A	Danielle Frazier	64%
Steward Covered Call Income Fund – Class C	Crossmark Global Investments, Inc.(1)	100%
Steward Covered Call Income Fund – Class K	Crossmark Global Investments, Inc.(1)	100%
Steward Covered Call Income Fund – Institutional Class	TD Ameritrade Trust Co.	100%
(1)	On December 14, 2017, commencement of operations, Crossmark Global Investments, Inc. purchased one share each of Class C and Class K.

Note 9 — Legal Proceedings:

SFI, on behalf of certain Steward funds, was named as a defendant and as a putative member of a proposed defendant class in Kirschner v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) and Deutsche Bank Trust Co. Americas v. Employees Retirement Fund of the City of Dallas, Texas, No. 11-9568 (S.D.N.Y.) (the “Deutsche Bank action”) as a result of the sale by Steward Large Cap Enhanced Index Fund (then known as Steward Domestic All-Cap Equity Fund) and Steward Multi-Manager Equity Fund (a fund that is no longer in existence) of their shares in the Tribune Company (“Tribune”) in a 2007 leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. Both lawsuits were consolidated with the majority of the other Tribune-related lawsuits in the multidistrict litigation proceeding In re Tribune Co. Fraudulent Conveyance Litig., No. 11-2296 (S.D.N.Y.) (the “MDL Proceeding”). None of these lawsuits alleged any wrongdoing on the part of the SFI or the Steward funds.

On October 30, 2017, SFI entered into a Settlement Agreement related to these matters. A payment of $24,949 was made to dismiss all claims against the Steward funds associated with these matters. The Plaintiff’s Notice of Voluntary Dismissal was executed on November 6, 2017. The amount paid is reflected on the Statements of Operations as “Class action settlement fees.”

Note 10 — Investment Company Reporting Modernization:

In October 2016, the Securities and Exchange Commission (“SEC”) released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules introduced certain amendments to Regulation S-X, which were adopted by the Funds effective August 1, 2017, as well as two new regulatory forms for investment companies, Form N-PORT and Form N-CEN. The compliance date for Form N-PORT was June 1, 2018 and has been delayed until April 1, 2019 and filings must be made on a monthly basis. The compliance date for Form N-CEN remains June 1, 2018, and compliance for Form N-CEN is based on an entity's reporting period end-date. The Funds’ adoption of these Rules, as applicable for the financial statements prepared as of and for the year ended April 30, 2018, had no effect on the Funds’ net assets or results of operations.

Note 11 — Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued.

On June 15, 2018, the Funds declared and paid, respectively, a distribution from ordinary income for the following amounts:

Fund	Amount
Steward Large Cap Enhanced Index Fund	$1,017,429
Steward Small-Mid Cap Enhanced Index Fund	321,031
Steward International Enhanced Index Fund	1,221,441
Steward Select Bond Fund	814,356
Steward Global Equity Income Fund	2,178,024
Steward Covered Call Income Fund	86,110

There were no other such events that require adjustment or disclosure for the period subsequent to April 30, 2018 through the date of issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Steward Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Steward Funds, Inc., comprising Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund, Steward International Enhanced Index Fund, Steward Select Bond Fund, Steward Global Equity Income Fund, and Steward Covered Call Income Fund (the “Funds”), as of April 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended for Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund, Steward International Enhanced Index Fund, Steward Select Bond Fund, and Steward Global Equity Income Fund, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 14, 2017 (commencement of operations) through April 30, 2018 for Steward Covered Call Income Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2018, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2007.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
June 27, 2018

General Information (Unaudited)

Federal Income Tax Information:

For the fiscal year ended April 30, 2018, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Fund	Distributions Received Deduction
Steward Large Cap Enhanced Index Fund	100.00%
Steward Small-Mid Cap Enhanced Index Fund	64.54%
Steward International Enhanced Index Fund	0.06%
Steward Select Bond Fund	1.78%
Steward Global Equity Income Fund	34.25%
Steward Covered Call Income Fund	17.27%

For the fiscal year ended April 30, 2018, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2018 Form 1099-DIV.

For the taxable year ended April 30, 2018, the percentages of Qualified Dividend Income are as follows:

Fund	Qualified Dividend Income
Steward Large Cap Enhanced Index Fund	100.00%
Steward Small-Mid Cap Enhanced Index Fund	65.82%
Steward International Enhanced Index Fund	100.00%
Steward Select Bond Fund	1.70%
Steward Global Equity Income Fund	65.44%
Steward Covered Call Income Fund	17.48%

The Funds declared long-term distributions of realized gains as follows:

Fund	Long-Term Capital Gains
Steward Large Cap Enhanced Index Fund	$—
Steward Small-Mid Cap Enhanced Index Fund	12,515,336
Steward International Enhanced Index Fund	—
Steward Select Bond Fund	—
Steward Global Equity Income Fund	11,372,847
Steward Covered Call Income Fund	—

The Funds declared short-term distributions of realized gains as follows:

Fund	Short-Term Capital Gains
Steward Large Cap Enhanced Index Fund	$—
Steward Small-Mid Cap Enhanced Index Fund	2,821,816
Steward International Enhanced Index Fund	—
Steward Select Bond Fund	—
Steward Global Equity Income Fund	3,148,284
Steward Covered Call Income Fund	—

The Steward International Enhanced Index Fund intends to elect to pass-through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on April 30, 2018 were as follows:

Fund	Foreign Source Income	Foreign Tax Expense
Steward International Enhanced Index Fund	$0.71	$0.03

Proxy Voting Policy and Voting Records

A description of the policies and procedures that the Steward Funds use to determine how to vote proxies and information regarding how each Fund voted proxies during the most recent 12 month-period ended June 30, is available without charge, (i) by calling 1-800-262-6631, or (ii) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Steward Funds file a complete Schedule of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter. Form N-Q is available without charge on the SEC’s website at http://www.sec.gov. The Steward Funds’ Form N-Q may be reviewed, or, for a fee, may be copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DISCUSSION OF APPROVAL OF ADVISORY AGREEMENTS
FOR THE STEWARD COVERED CALL INCOME FUND (Unaudited)

At a meeting held on September 8, 2017, the Board of Trustees (the “Board”) of Steward Funds, Inc. (the “Company”) approved an Amended and Restated Investment Advisory Agreement (the “Agreement”) between the Company, on behalf of the Steward Covered Call Income Fund (the “Fund”), and Crossmark Global Investors, Inc. (the “Investment Adviser”).

In reviewing the Agreement, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. The Board received a report from the Investment Adviser (including written materials and a presentation at the meeting) that, among other things, outlined the services to be provided by the Investment Adviser (including the relevant personnel responsible for these services and their experience); the proposed advisory fee as compared to fees charged by investment advisers to comparable funds as well as to fees charged by the Investment Adviser to other clients; estimated expenses of the Fund as compared to expense ratios of comparable funds; the potential for economies of scale, if any; financial information for the Investment Adviser with respect to the Fund; and any fall out benefits to the Investment Adviser and its affiliates. In making its determination to approve the Agreement, the Board considered the factors discussed below, but did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Nature, Quality and Extent of Services.  The Board considered the nature, quality and extent of services expected to be provided by the Investment Adviser under the Agreement. One of the portfolio managers for the Fund also made an in-person presentation to the Board describing the proposed investment strategy for the Fund. The Board considered the background and experience of the personnel at the Investment Adviser, including certain portfolio managers’ experience managing other series of the Company. Since the Fund had yet to commence investment operations, the Board could not consider its historical investment performance, but the Investment Adviser did provide historical performance of composites managed similarly to the Fund. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Investment Adviser under the Agreement were expected to be satisfactory.

Fees and Expenses.  The Board reviewed the proposed advisory fee compared to the advisory fees for a peer group of funds selected by the Investment Adviser. The Board also reviewed the estimated net expense ratio of the Fund versus its peer group. The Board considered information provided by the Investment Adviser on how it selected the peer funds and considered certain limitations on the data provided, including that not all peer funds offered an institutional share class and some peer funds might charge a management fee that covers both advisory and administrative services, whereas the Fund’s advisory fee only covers advisory services. Based on the information provided, the Board noted that, even after adjusting for the administration fee to be charged to the Fund, the proposed advisory fee for the Fund was below the average advisory fee of its peer group. The Board also noted that the estimated net expense ratio (Institutional Class shares) for the Fund was lower than its peer group average. The Board also considered that the Investment Adviser had proposed to limit total operating expenses, including waiving advisory fees, by implementing an expense limitation. The Board considered information provided by the Investment Adviser regarding fees charged to other clients with similar investment objectives and policies, noting that the proposed advisory fee was lower than the median fee for the Investment Adviser’s separately managed accounts that employ a similar strategy. On the basis of the information provided, the Board concluded that the proposed advisory fee was reasonable in light of the nature, quality and extent of services expected to be provided by the Investment Adviser.

Profitability.  The Board discussed with the Investment Adviser the estimated profitability of the Agreement to the Investment Adviser, noting the Investment Adviser’s statement that profitability was not expected to be significant for the first couple years of operations. The Board considered the proposed advisory fee, that the Fund was newly organized and had no operating history and the Investment Adviser’s agreement to limit total expenses. The Board concluded that any profits to be realized by the Investment Adviser were not expected to be unreasonable.

Economies of Scale.  The Board considered the extent to which economies of scale may be realized and whether fee levels reflect these potential economies of scale. In considering whether fee levels reflect potential economies of scale for the benefit of Fund investors, the Board reviewed the proposed advisory fee compared to peer funds and concluded that the proposed advisory fee was reasonable.

Other Benefits to the Investment Adviser.  The Board considered benefits to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, noting that the Investment Adviser would likely use soft dollars in connection with the management of the Fund. The Board determined that the character and amount of other incidental benefits expected to be derived by the Investment Adviser and its affiliates were not unreasonable.

Conclusion.  Based upon its own business judgment, all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund.

DISCUSSION OF ANNUAL REVIEW AND APPROVAL OF
ADVISORY AGREEMENTS FOR THE SERIES OF THE STEWARD FUNDS (Unaudited)

The Board of Directors of Steward Funds, Inc. (the “Company”), including the Independent Directors, approved the renewal of the Amended and Restated Investment Advisory Agreement (the “Agreement”) between the Company, on behalf of Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund, Steward International Enhanced Index Fund, Steward Select Bond Fund, Steward Global Equity Income Fund and Steward Covered Call Income Fund, each a series of the Company (each, a “Fund” and collectively, the “Funds”), and the Funds’ investment adviser, Crossmark Global Investments, Inc. (the “Investment Adviser”), at an in-person meeting on February 27, 2018 (the “Meeting”). The Board determined that the continuation of the Agreement is in the best interests of each Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law in reviewing and approving investment advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to investment advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At the Meeting, the Board, including the Independent Directors, reviewed materials provided by the Investment Adviser and its affiliates responding to requests for information from Company counsel that, among other things, outlined the investment advisory, administrative and other services provided by the Investment Adviser and its affiliates to the Funds (including the relevant personnel responsible for these services and their experience); the investment advisory fee rate(s) payable by each Fund to the Investment Adviser; the investment advisory fees for each Fund as compared to fees charged to unaffiliated peer funds (“peer funds”), and as compared to fees charged to other clients of the Investment Adviser in relation to its services; expenses of each Fund as compared to expense ratios of peer funds; the nature of expenses incurred in providing services to the Funds and the potential for economies of scale, if any; financial data on the Investment Adviser and its affiliates; and any fall out benefits to the Investment Adviser and its affiliates, Crossmark Consulting, LLC (“Crossmark Consulting”) and Crossmark Distributors, Inc. (“Crossmark Distributors” and with the Investment Adviser and Crossmark Consulting, collectively “Crossmark”).

In considering renewal of the Agreement for each Fund, the Independent Directors met independently of management and of the interested Directors to review and discuss the materials received from the Investment Adviser and its affiliates. The Board applied its business judgment to determine whether the arrangement between the Company and the Investment Adviser continues to be a reasonable business arrangement from each Fund’s perspective as well as from the perspective of each Fund’s shareholders. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board, in its judgment, had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Funds knowing that the Investment Adviser manages the Funds and knowing the relevant Fund’s investment advisory fee(s). In determining to renew the Agreement for each Fund, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, including the factors set forth below.

Nature, Quality and Extent of Services.  The Board considered the nature, quality and extent of services provided by the Investment Adviser to each Fund under the Agreement. The Board considered that the Investment Adviser is responsible for investment advice, portfolio management and brokerage allocation, among other services under the Agreement. The Board also considered that the Investment Adviser manages each Fund’s investments while also incorporating a customized values-based approach to investing. The Board noted that Crossmark Consulting develops and maintains a values-based approach that produces a list of securities that are not eligible for investment by the Funds. The Board also noted that Crossmark Consulting provides various administrative services, including maintaining the Funds’ compliance program, under separate agreements. The Board considered the background and experience of the Crossmark employees responsible for providing the investment advisory, administrative and other services to the Funds.

At the Meeting, the Board met with the portfolio managers responsible for the day-to-day management of each Fund’s investments and discussed each Fund’s performance with the portfolio managers. The Board noted that it also meets with the portfolio managers to discuss investment performance at each quarterly Board meeting. Except for the Steward Covered Call Income Fund which commenced operations on December 14, 2017, the Board considered each Fund’s investment performance over the one-, three- and five-year periods ended December 31, 2017 and compared each Fund’s performance to various benchmarks, to other similar unaffiliated funds that utilize a type of values-based approach in their investment methodology, and to the average performance of unaffiliated funds in its Morningstar category. The Board took into account the Investment Adviser’s statement that, because the Funds utilize customized criteria for a values-based approach to investing and considering that values-based investing is somewhat unique, the comparability of peer funds is generally limited. The Board also discussed with the portfolio managers and considered the impact that the values-based approach to investing had on each Fund’s performance versus its benchmark(s).

In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of the services provided to each Fund by the Investment Adviser under the Agreement have been and are expected to remain satisfactory.

Fees and Expenses.  The Board considered the investment advisory fee(s) for each Fund as compared to the investment advisory fees for a peer group of unaffiliated funds and to the average investment advisory fee for unaffiliated funds in their respective Morningstar category. The Board also reviewed the expense ratio of each Fund versus its unaffiliated peer group and its Morningstar category average. The Board considered information provided by the Investment Adviser on how it selected the peer funds and considered certain limitations on the data provided, including that there are a limited number of peer funds that currently utilize a values-based approach in their investment methodology, that not all peer funds offered an institutional share class, and that some peer funds might charge an investment advisory fee that covers both investment advisory and administrative services, whereas the Funds’ investment advisory fees only cover investment advisory services. Based on the information provided, including the Board’s consideration of fees paid by the Funds to Crossmark Consulting for various administrative and other services, the fees payable to the Investment Adviser and Crossmark Consulting for each Fund were generally below the median fees of its unaffiliated peer group and, except for the Steward Select Bond Fund, also below the average investment advisory fee of its Morningstar category. Furthermore, the Board noted that the expense ratio (Institutional Class shares) for each Fund, except the Steward Covered Call Income Fund, was at or below the median net expense ratio of its unaffiliated peer group and below the average net expense ratio of its Morningstar category. For the Steward Covered Call Income Fund, the Board considered that the Investment Adviser had contractually agreed to waive fees and/or reimburse expenses through at least December 13, 2019 to limit total annual operating expenses for the Fund, subject to the ability to recapture previously waived fees and/or reimbursed expenses under certain circumstances for a three-year period. The Board also considered information provided by the Investment Adviser regarding fees currently charged to other clients with similar investment objectives and policies as the Funds, noting that the investment advisory fee for each Fund was similar to the standard fees charged to the Investment Adviser’s other clients. On the basis of the information provided, the Board concluded that the investment advisory fee(s) for each Fund continues to be reasonable and appropriate in light of the nature, quality and extent of the services provided by the Investment Adviser to the Funds under the Agreement.

Profitability.  The Board received the financial statements of Crossmark and considered information related to the estimated profitability to Crossmark for each Fund. Based upon the information provided, the Board concluded that any profits realized by Crossmark in connection with the Funds were not unreasonable.

Economies of Scale.  The Board considered whether it was appropriate to consider any further economies of scale that may be had with respect to the management of each Fund. The Board reviewed the net assets of each Fund in addition to the above noted Fees and Expenses and Profitability of Crossmark when considering the current level of each Fund’s investment advisory fee and noted that, except for the Steward Covered Call Income Fund, given its size, each Fund’s current investment advisory fee schedule included breakpoints that already offered reasonable economies of scale that may benefit the Funds as assets grow. Based upon the information considered, the Board concluded that the investment advisory fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may exist in the management of the Funds.

Other Benefits to the Investment Adviser.  The Board considered the character and amount of other benefits, incidental or otherwise, received by the Investment Adviser and its affiliates as a result of the Investment Adviser’s relationship to the Funds. The Board noted that Crossmark Distributors serves as the Company’s distributor and Crossmark Consulting provides administrative, compliance, class action and values-based screening services, among others, to the Funds. The Board considered payments under the Funds’ Rule 12b-1 Plan to Crossmark Distributors for distribution services as well as payments to Crossmark Consulting under its agreements with the Funds for various administrative and other services. The Board also noted that Crossmark Distributors does not execute portfolio transactions on behalf of the Funds. Additionally, the Board considered benefits to the Investment Adviser related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers. The Board considered these direct and indirect benefits in reaching its conclusion that each Fund’s investment advisory fees were reasonable.

Conclusion.  Based upon all the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that continuance of the Agreement for each Fund is in their best interest.

EXPENSE EXAMPLES (Unaudited)

As a shareholder of the Steward Funds, you may incur fees if your account is under $2,000 for regular accounts and $1,000 for individual retirement accounts (small account fees). You will also incur ongoing costs, including management fees; 12b-1 fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Steward Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018 and does not include any small account fees.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During Period* 11/1/17 – 4/30/18	Expense Ratio During Period 11/1/17 – 4/30/18
Steward Large Cap Enhanced Index Fund
Class A	$1,000.00	$1,038.50	$4.35	0.86%
Class C(1)(2)	1,000.00	997.30	—	—%
Class K(1)(2)	1,000.00	1,000.20	—	—%
Institutional Class	1,000.00	1,039.80	2.73	0.54%
Steward Small-Mid Cap Enhanced Index Fund
Class A	1,000.00	1,025.10	4.02	0.80%
Class C(1)(2)	1,000.00	995.20	—	—%
Class K(1)(2)	1,000.00	994.40	—	—%
Institutional Class	1,000.00	1,025.80	2.91	0.58%
Steward International Enhanced Index Fund
Class A	1,000.00	1,025.60	5.22	1.04%
Class C(1)(2)	1,000.00	1,023.20	—	—%
Class K(1)(2)	1,000.00	1,023.20	—	—%
Institutional Class	1,000.00	1,027.60	3.77	0.75%
Steward Select Bond Fund
Class A	1,000.00	982.20	4.82	0.98%
Class C(1)(2)	1,000.00	977.30	—	—%
Class K(1)(2)	1,000.00	977.00	—	—%
Institutional Class	1,000.00	983.90	3.39	0.69%
Steward Global Equity Income Fund
Class A	1,000.00	1,037.30	5.05	1.00%
Class C(1)(2)	1,000.00	1,008.30	—	—%
Class K(1)(2)	1,000.00	1,008.60	—	—%
Institutional Class	1,000.00	1,039.10	3.34	0.66%
Steward Covered Call Income Fund(1)
Class A	1,000.00	994.40	4.71	1.25%
Class C(2)	1,000.00	995.00	—	—%
Class K(2)	1,000.00	994.50	—	—%
Institutional Class	1,000.00	994.60	3.77	1.00%
*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 181/365 (to reflect the one-half year period).
(1)	Expenses are equal to the annualized expense ratio multiplied by the average account value over the period multiplied by 138/365 (to reflect the stub period from commencement of operations December 14, 2017 through April 30, 2018).
(2)	Expense Paid and Expense Ratio are expressed as — and —%, respectively, because the class is too small to accrue income and expenses during the period ended April 30, 2018.

Hypothetical Example for Comparison Purposes (Unaudited)

The table below provides information about hypothetical account values and hypothetical expenses based on each Steward Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Steward Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The expenses do not include any small account fees, which Funds, in certain circumstances, may assess. The Funds do not charge transactional costs, such as sales charges (front or back end loads) or exchange fees, although other funds might. Therefore, this table is useful only in comparing ongoing costs and will not help you determine the relative costs of owning different funds.

Fund	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During Period* 11/1/17 – 4/30/18	Expense Ratio During Period 11/1/17 – 4/30/18
Steward Large Cap Enhanced Index Fund
Class A	$1,000.00	$1,020.53	$4.31	0.86%
Class C(1)	1,000.00	1,024.79	—	—%
Class K(1)	1,000.00	1,024.79	—	—%
Institutional Class	1,000.00	1,022.12	2.71	0.54%
Steward Small-Mid Cap Enhanced Index Fund
Class A	1,000.00	1,020.83	4.01	0.80%
Class C(1)	1,000.00	1,024.79	—	—%
Class K(1)	1,000.00	1,024.79	—	—%
Institutional Class	1,000.00	1,021.92	2.91	0.58%
Steward International Enhanced Index Fund
Class A	1,000.00	1,019.64	5.21	1.04%
Class C(1)	1,000.00	1,024.79	—	—%
Class K(1)	1,000.00	1,024.79	—	—%
Institutional Class	1,000.00	1,021.08	3.76	0.75%
Steward Select Bond Fund
Class A	1,000.00	1,019.93	4.91	0.98%
Class C(1)	1,000.00	1,024.79	—	—%
Class K(1)	1,000.00	1,024.79	—	—%
Institutional Class	1,000.00	1,021.37	3.46	0.69%
Steward Global Equity Income Fund
Class A	1,000.00	1,019.84	5.01	1.00%
Class C(1)	1,000.00	1,024.79	—	—%
Class K(1)	1,000.00	1,024.79	—	—%
Institutional Class	1,000.00	1,021.52	3.31	0.66%
Steward Covered Call Income Fund
Class A	1,000.00	1,018.65	6.26	1.25%
Class C(1)	1,000.00	1,024.79	—	—%
Class K(1)	1,000.00	1,024.79	—	—%
Institutional Class	1,000.00	1,019.84	5.01	1.00%
*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 181/365 (to reflect the one-half year period).
(1)	Expense Paid and Expense Ratio are expressed as — and — %, respectively, because the class is too small to accrue income and expenses during the period ended April 30, 2018.

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors and the Funds’ officers appointed by the Board of Directors. The tables below list the Directors and executive officers of the Funds and their principal occupations during the past five years, other directorships held by the Directors and their affiliations, if any, with Crossmark Global Investments, Inc. (“Adviser”) and Crossmark Distributors, Inc. (the “Distributor”).

Name, Address and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee During the Past 5 Years
Interested Directors
Michael L. Kern, III, CFA(1) c/o 3700 W. Sam Houston Pkwy S., Suite 250 Houston, TX 77042 Age: 43	Chairman of the Board; Director	Since 2017	President & CEO, Secretary & Treasurer of Crossmark Global Holdings, Inc. (May 2015 – present); President, CEO, Secretary & Treasurer of Crossmark Global Investments, Inc., Crossmark Distributors, Inc. and Crossmark Consulting LLC, (2016 – present); President of Stout Risius Ross, Inc. (2008 – 2015)	6	Stratford Cambridge Group Investments – Advisory Board since 2011; Foundation Capital Resources – Board Member since 2015
Kyle A. Dana CRPC®(2) c/o 3700 W. Sam Houston Pkwy S., Suite 250 Houston, TX 77042 Age: 39	Director	Since 2017	Senior Vice President, Retirement & Investment Solutions of AG Financial Solutions(3) (2000 – present)	6	N/A
Independent Directors
Mark H. Barineau c/o 3700 W. Sam Houston Pkwy S., Suite 250 Houston, TX 77042 Age: 49	Director	Since 2017	President of Lionsmark Investment Group(4) (since April 2016); President & Owner of Radney Management & Investments, Inc.(5) (1996 – 2016)	6	N/A
Richard L. Peteka c/o 3700 W. Sam Houston Pkwy S., Suite 250 Houston, TX 77042 Age: 56	Director	Since 2017	Chief Financial Officer and Secretary of Solar Capital Ltd. and Solar Senior Capital Ltd.(6) (May 2012 to present); Chief Financial Officer and Treasurer of Apollo Investment Corporation (April 2004 – February 2012)	6	N/A
Adriana R. Posada c/o 3700 W. Sam Houston Pkwy S., Suite 250 Houston, TX 77042 Age: 63	Director	Since 2017	Sr. Portfolio Manager of American Beacon Advisors, Inc. (September 1998 – March 2016)	6	Trustee of Irving Firemen’s Relief and Retirement Plan (April 2009 – October 2015)

(1)	Mr. Kern is an “interested person” of the Steward Funds, as defined in the Investment Company Act of 1940, because of his position with the Funds’ Adviser, Administrator and Distributor.
(2)	Mr. Dana is an “interested person” of the Steward Funds, as defined in the Investment Company Act of 1940, because of his position with AG Financial Solutions which is an affiliate of the Funds’ Adviser, Administrator and Distributor.
(3)	AG Financial Solutions is an affiliate of the Steward Funds’ Adviser, Administrator and Distributor specializing in delivering financial products and services that align with faith and values.
(4)	Lionsmark Investment Group is a private real estate investment and management company that Mr. Barineau formed in 2016. Its primary business is the acquisition, development and management of multifamily assets and other active and passive real estate investments.
(5)	Radney Management & Investments, Inc. was established in 1982 is an ACCREDITED MANAGEMENT ORGANIZATION® specializing in multi-family property management.
(6)	Solar Capital Ltd. and Solar Senior Capital Ltd. are business development companies that invest primarily in senior secured loans of private middle market companies to generate current income that is distributed to shareholders across economic cycles.

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships/ Trusteeships Held by Officer During the Past 5 Years
Executive Officers
Michael L. Kern, III, CFA c/o 3700 W. Sam Houston Parkway S., Suite 250 Houston, TX 77042 Age: 43	President & Treasurer	Since 2016	President & CEO of Crossmark Global Holdings, Inc. (May 2015 – present); President, CEO, & Treasurer of Crossmark Global Investments, Inc., Crossmark Distributors, Inc. and Crossmark Consulting LLC, (2016 – present); Chief Compliance Officer, Crossmark Distributors, Inc. (August 1, 2017 – November 2017); President of Stout Risius Ross, Inc. (2008 – 2015)
Stratford Cambridge Group Investments – Advisory Board since 2011; Foundation Capital Resources – Board Member since 2015
Art Smith 3700 W. Sam Houston Parkway S., Suite 250 Houston, TX 77042 Age: 55	Executive Vice President	Since 2018	Managing Director of Distribution and Marketing of Crossmark Global Investments, Inc. (2018 – present); Managing Director – Bank of Tokyo Mitsubishi UFJ (2010 – 2017)	N/A
John R. Wolf c/o 3700 W. Sam Houston Parkway S., Suite 250 Houston, TX 77042 Age: 55	Executive Vice President	SLCEIF since 2004 SSMCEIF since 1998 SIEIF since 2006 SSBF since 2004 SGEIF since 2008 SCCIF since 2017	Managing Director – Equity Investments of Crossmark Global Investments, Inc. (1996 – present) and Sr. Vice President of Crossmark Consulting, LLC. (1996 – 2016)	N/A
Mel Cody c/o 3700 W. Sam Houston Parkway S., Suite 250 Houston, TX 77042 Age: 62	Executive Vice President	Since 2012	Senior Portfolio Manager of Crossmark Global Investments, Inc. (2009 – present); Co-Chairman, CFO & Portfolio Manager/Analyst of Roger H. Jenswold & Company, Inc. (2005 – 2012)	N/A
Victoria Fernandez c/o 3700 W. Sam Houston Parkway S., Suite 250 Houston, TX 77042 Age: 44	Executive Vice President	Since 2014	Chief Market Strategist of Crossmark Global Investments, Inc. (2018 – present); Managing Director – Fixed Income Investments of Crossmark Global Investments, Inc. (2012 – 2018); Associate, Fayez Sarofim & Co. (1994 – 2012)
N/A
Paul Townsen c/o 3700 W. Sam Houston Parkway S., Suite 250 Houston, TX 77042 Age: 46	Executive Vice President	Since 2017	Managing Director – Crossmark Global Investments, Inc.; Senior Vice President – Crossmark Global Investments, Inc.; Managing Director – Crossmark Global Investments, Inc.	N/A
Zachary Wehner, JD c/o 3700 W. Sam Houston Parkway S., Suite 250 Houston, TX 77042 Age: 29	Vice President	Since 2016	Portfolio Manager of Crossmark Global Investments, Inc. (2015 – present); Investment Analyst & Equity & Derivatives Trader of Crossmark Global Investments, Inc. (2014)	N/A
Doug Tyre 4800 E. Swedesford Road, Suite 300 Wayne, PA 19087 Age: 37	Chief Compliance Officer*	From April 2016 – March 31, 2018	Assistant Compliance Director of Cipperman Compliance Services LLC (2014 – 2018); Client Services & Operations Specialist – Senior Associate of Echo Point Investment Management LLC (2010 – 2014)	N/A

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships/ Trusteeships Held by Officer During the Past 5 Years
Executive Officers (continued)
Jim Coppedge c/o 3700 W. Sam Houston Parkway S., Suite 250 Houston, TX 77042 Age: 50	Executive Vice President, Chief Compliance Officer*, Assistant Secretary	Since 2017 Since 2018	General Counsel and Chief Compliance Officer of Crossmark Global Investments, Inc. (2017 – present); Chief Compliance Officer, Crossmark Distributors, Inc. (November 2017 – present); Deputy General Counsel of American International Group (2007 – 2015)
N/A
Patricia Mims c/o 3700 W. Sam Houston Parkway S., Suite 250 Houston, TX 77042 Age: 57	Secretary	Since 2016	Sr. Compliance Associate, Crossmark Global Investments, Inc. (April 2013 – present)	N/A
Fund Name Abbreviations
Steward Large Cap Enhanced Index Fund		(SLCEIF)
Steward Small-Mid Cap Enhanced Index Fund		(SSMCEIF)
Steward International Enhanced Index Fund		(SIEIF)
Steward Select Bond Fund		(SSBF)
Steward Global Equity Income Fund		(SGEIF)
Steward Covered Call Income Fund		(SCCIF)

*	Effective March 31, 2018, CCO service of Cipperman Compliance Services, LLC was terminated and Jim Coppedge accepted the position as the CCO with the Funds.

Visit us online at:
crossmarkglobal.com

CROSSMARK STEWARD FUNDS

ANNUAL REPORT

Crossmark Steward Large Cap Enhanced Index Fund
Crossmark Steward Small-Mid Cap Enhanced Index Fund
Crossmark Steward International Enhanced Index Fund
Crossmark Steward Select Bond Fund
Crossmark Steward Global Equity Income Fund
Crossmark Steward Covered Call Income Fund

Distributed by: Crossmark Distributors, Inc. 3700 W. Sam Houston Parkway S., Suite 250 Houston, TX 77042 1-800-262-6631 info@crossmarkglobal.com

For more complete information about the Crossmark Steward Funds, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is John M. Briggs, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
(a) Audit Fees	$83,000	$67,500
(b) Audit-Related Fees	$ -	$ -
(c) Tax Fees	$18,000	$15,000
(d) All Other Fees	$ -	$ -

(e) (1)

The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Funds and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Fund officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

(2)

For the fiscal years ended April 30, 2018 and 2017, 100% of all the fees in paragraph (b) through (d) were approved by the Audit Committee.

(f)

Not applicable.

(g)

For the fiscal year ended April 30, 2018, Cohen and Company, Ltd. billed $18,000.

For the fiscal year ended April 30, 2017, Cohen and Company, Ltd. billed $15,000.

(h)

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The schedules of investments are included as part of the report to shareholders filed under Item 1of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  STEWARD FUNDS, INC.

By (Signature and Title) /s/ Michael L. Kern, III

Michael L. Kern, III, President and Treasurer

Date  June 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Michael L. Kern, III

Michael L. Kern, III, President and Treasurer

Date  June 22, 2018